                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1997


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

INVESTORS FUND SERIES
For contract Holders of Kemper Gateway Elite







                                                         [KEMPER ANNUITIES LOGO]

INVESTORS FUND SERIES

KEMPER MONEY MARKET PORTFOLIO
KEMPER TOTAL RETURN PORTFOLIO
KEMPER HIGH YIELD PORTFOLIO
KEMPER GROWTH PORTFOLIO
KEMPER GOVERNMENT SECURITIES PORTFOLIO
KEMPER INTERNATIONAL PORTFOLIO
KEMPER SMALL CAP GROWTH PORTFOLIO
KEMPER INVESTMENT GRADE BOND PORTFOLIO
KEMPER VALUE PORTFOLIO
KEMPER SMALL CAP VALUE PORTFOLIO
KEMPER VALUE+GROWTH PORTFOLIO
KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO
KEMPER BLUE CHIP PORTFOLIO
KEMPER GLOBAL INCOME PORTFOLIO

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS
STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT
ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ECONOMIC OVERVIEW

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER ANNUITIES. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR CONTRACT HOLDER,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.

  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (1/31/98)    6 MONTHS AGO   1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.54            6.3             6.42          5.81
PRIME RATE(2)                   8.5             8.5             8.25          8.25
INFLATION RATE(3)*              1.7             2.23            3.04          2.72
THE U.S. DOLLAR(4)*            10.43            7.32            4.59         -0.57
CAPITAL GOODS ORDERS(5)*       14.6            11.13            3.61          3.73
INDUSTRIAL PRODUCTION(5)*       5.95            4.69            5.19          1.58
EMPLOYMENT GROWTH(6)            2.74            2.09            2.2           1.74

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your Portfolio; including an interview with your Portfolio's management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN
CHIEF ECONOMIST, SCUDDER KEMPER INVESTMENTS, INC.

January 29, 1998

MANAGEMENT SUMMARY

KEMPER MONEY MARKET PORTFOLIO
------------------------------------

  During the past 12 months, we had an economy which showed continued, robust growth but with minimal inflationary pressures. In fact, the Federal Reserve Board (the "Fed") acted on their concern about the pace of growth in the economy by eventually raising interest rates in March of 1997. Since it is extremely rare that you get an isolated movement in Fed policy, for example, just a one time tightening or easing, the expectation was that it would be followed with incremental interest rate increases. This did not occur because the principal measures of inflation, the consumer and producer price indices, were measuring benign levels of inflation. Additionally, in late October several financial markets in the Far East took a downturn which diminished the U.S. economy's prospects for 1998. Furthermore, investors flocked to the safety of U.S. Treasuries which meant lower long-term interest rates.

  Based on our outlook for much of the past year, we expected that short-term interest rates were going to remain flat or rise. Because of this we kept a conservatively shorter maturity policy throughout a large portion of the year. Overall, we had excellent performance. We were correct in our judgment about interest rates early in the year and by keeping short average maturities generally throughout the year, we were able to capitalize on market opportunities as they arose. In the fourth quarter of 1997, we favored longer maturities in order to take advantage of the upward bias in short-term rates which occurred at year end.

  Looking forward to the first quarter 1998, we feel the Fed will remain on the sidelines with rate stability similar to that of what we've seen recently. The developing impact of Asian financial conditions on the continuing pace of U.S. economic growth and tight domestic labor markets are the issues to watch in early 1998.

Frank Rachwalski
Portfolio Manager
December 31, 1997

KEMPER TOTAL RETURN PORTFOLIO
------------------------------------

  Overall, it was a good period for equity markets, although it was more volatile than in recent years. In broad terms, large company stocks performed the best early in the year and in the fourth quarter, while smaller stocks performed the best during the middle of the year. We've gotten used to kinder, gentler markets over the past 36 months or so, with steep moves only occurring in an upward direction. That changed in 1997, but despite bouts of panicky selling and "the party's over" rhetoric, the market finished ahead. The market set a record with three consecutive years of 20 percent gains. If investors didn't get spooked, they ended up with solid gains, which highlights the importance of maintaining a long-term focus.

  We are "growth at the right price" investors. We look at price-to-earnings ratios versus historical norms for given stocks or groups of stocks, make a judgment as to how well they can grow earnings in the future, and then determine if the stock's current price represents a good value. Ideally, we seek companies that have good long-term prospects, but whose prices are down for a short-term reason.

  The uncertainty created by the Asian currency problems in October prompted many investors to move to high quality growth stocks, particularly in the health care area, and pay just about any price to do so. We, on the other hand, buy those types of stocks only when we believe the price is right. Consequently, we had only core positions in some of the big-name growth stocks that continued to gain regardless of the fundamentals. Additionally, our aggressive positioning, which had worked for us for most of the fiscal year, worked against us in October.

  We had a large weighting in financial stocks, and they had a strong run this year despite a difficult October. We reduced our position in the financials prior to the difficulties in the money center banks, but are waiting for a point to re-enter. Another area where we saw value was the telecommunication sector, specifically in the fourth quarter as AT&T had a major resurgence.

  Overall, we moved aggressively in and out of the technology sector as valuations dictated. After they corrected in April, we increased our weighting and enjoyed good performance as a result. We only had a neutral weighting in tech stocks going into October when they were dumped across the board. We used the opportunity to boost our weighting again given the good values we're seeing for solid companies.

  Bonds have consistently made up about 35 percent of the portfolio during the fiscal year. Around October, we boosted our weighting in government bonds, as a percentage of the total, so that they are about 65 percent of the bond position, up from 50 percent. That was to help increase liquidity as well as dampen volatility. The majority of our bond assets not invested in governments has been in high yield bonds to help provide some income.

  We're confident that we'll break into new highs in 1998. Of course there will be bouts of uncertainty and turbulence, and future market conditions can not be predicted with certainty, but we continue to enjoy relatively little upward pressure on interest rates, plus modest economic expansion, solid earnings growth and no inflation to speak of. With these factors in place, the environment remains very positive for both stocks and bonds. We think that investors who can maintain a long-term focus should continue to benefit.

Gary Langbaum
Maureen Lentz
Portfolio Co-Managers
December 31, 1997

MANAGEMENT SUMMARY

KEMPER HIGH YIELD PORTFOLIO
------------------------------------

  It was another strong year for high yield bonds, but we began to see some intermittent bouts of volatility enter the market. High yield supply grew phenomenally, reaching record levels, and was met with strong demand. Much of the new supply, however, was lower quality issues (B- or lower). Since yield spreads in the market remained very tight, investors looked to these lower quality issues for higher rates of return.

  Strong corporate earnings, a strong economy with benign levels of inflation, and a low level of high yield defaults created a strong high yield market and fueled demand for lower quality, high yield bonds, in particular. For the most part, lower-quality issues outperformed B and BB-rated high yield bonds during the year. However, as economic and market events impacted the high yield market, these lower-rated issues were hurt more than the higher quality bonds.

  In March, the Fed increased short-term rates, which in-turn initiated a sharp sell-off in the securities markets and a widening of high yield spreads. The high yield market was hit harder than it might have been if Federal Reserve Board Chairman Alan Greenspan had not expressed his concern about the market's bull run. The high yield bonds that experienced the greatest losses were the riskier issues--those C-rated and lower. However, the impact of Greenspan's remarks and the subsequent rate increase were short-lived and relatively minimal. The high yield market, along with the other securities markets, were well into recovery as quickly as April.

  We managed the Portfolio defensively early in 1997 because we believed that the economy was gaining momentum and that the Fed would most likely tighten interest rates. We reduced the level of BB-rated bonds (the highest quality securities that are still considered to be high yield) and maintained a similar composition for the remainder of the year.

  In addition to altering the credit quality of the portfolio, we were underweighted in deferred interest bonds. These securities have a longer duration and tend to perform poorly in a rising interest rate environment. The shorter duration that resulted from the sale of these deferred interest bonds helped the Portfolio's performance as interest rates increased in March.

  The Portfolio is still overweighted in cyclical holdings because of their long-term earnings potential. However, we continued to move away from issues of companies that we considered to be deeply cyclical and focused on adding issues from companies that are less cyclical, or have some degree of independence from changes in the overall U.S. economy.

  We're quite optimistic about the long-term outlook for the high yield market. We anticipate a pick-up in defaults as some of the lower-quality new issues begin to age. However, we believe that the current economic environment combined with the low rate of defaults are both positive indicators. We will continue to focus on adding issues from what we believe are stable, fundamentally strong companies.

Michael McNamara
Harry Resis
Portfolio Co-Managers
December 31, 1997

KEMPER GROWTH PORTFOLIO
------------------------------------

  Overall, it was a great period for stocks, particularly large company stocks. Through most of the year, stocks benefited from a near idyllic environment--solid economic growth, rising corporate profits, low interest rates and virtually non-existent inflation. You couldn't ask for a much better climate for business.

  In absolute terms, the Portfolio did well. In comparison to the market, however, our performance was disappointing. An overweighting in mid-cap stocks in the first quarter was largely responsible for a slow start for the Portfolio when compared to the S&P 500, and we weren't fully able to make up the difference by the end of the year. However, we're encouraged because the changes we made early in the year contributed to much-improved performance later.

  These changes were almost entirely the result of our investment philosophy of "growth at the right price," or "GARP." As GARP investors, we look for high quality, solidly-managed companies with projected growth rates that are greater than the overall market, and we try to buy them as cheaply as possible. Ideally, we seek stocks that are mispriced due to very short-term fundamental problems or negative market psychology. In short, we try to identify stocks of high quality companies that are down for the wrong reasons.

  We reduced our mid-cap stock exposure in favor of large cap stocks, which are generally higher-quality companies and offer more predictable earnings growth. At the same time, in an effort to diversify, we concentrated on three major areas: health care, finance and technology. Health care purchases were concentrated in pharmaceutical companies, and in finance we diversified into banks, insurance companies and financial firms.

  In April, technology stocks came under tremendous pressure because of concern over earnings outlooks.

MANAGEMENT SUMMARY

We believed a lot of this was overdone, so we took a major position in high-quality technology companies. Our technology weighting helped the Portfolio perform very well through the summer as these stocks rebounded.

  Currently, there are a number of reasons for continued optimism regarding stocks. Our economy is solid, we've got good income and employment growth, consumer sentiment is good and there seems little evidence that interest rates will increase dramatically. So all the things you need for good consumption are there. We've therefore been focusing on retailers.

  American businesses are experiencing good corporate growth and profitability. Also, it seems that every Board of Directors in the U.S. is concerned with adding shareholder value. They're increasing dividends, buying back shares, spinning off divisions . . . even the politicians are getting into the act with a balanced budget agreement and tax reform. It's a very compelling environment for investors.

  The only sticky point is valuations. They are relatively high taken as a whole, and that may lead to increased volatility as investors look to get the most potential bang from their investment buck. We believe volatility helps provide us with opportunities to buy good companies at good values and help control risk by buying high quality companies when their prices are low. Therefore, while volatility is unsettling, and while no management strategy can be guaranteed, our approach is designed to make volatility pay off for investors.

Steven H. Reynolds
Portfolio Manager
December 31, 1997

KEMPER GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------

  Government bonds, and in particular mortgage securities, performed well during the year. The Fed raised interest rates but the impact of the tightening on the market was brief and relatively minimal.

  Early in 1997, strong economic reports surfaced and Federal Reserve Board Chairman Alan Greenspan reiterated his concern about the values of securities and about the potential for a rise in wage inflation. We began preparing for a possible rate hike in January, by shortening the Portfolio's duration to below that of its peer group average, sold Treasury notes and purchased GNMA mortgages. We believe our shortened duration and increase in mortgage holdings supported the Portfolio's performance through the Fed's tightening.

  While economic growth remained somewhat strong, even after the Fed tightening in March, inflation remained uncharacteristically low. The government market along with the broader fixed-income market began recouping losses experienced with the Fed's interest rate increase as inflation fears continued to be unconfirmed. As economic growth slowed and the need for further Fed tightening diminished, the market and the Portfolio rebounded very quickly and the Portfolio enjoyed positive returns.

  By April the markets were in recovery from the Fed's tightening and inflation remained relatively benign despite continuing growth in the economy. To take advantage of this environment, we began adding Treasuries back into the portfolio. For the remainder of the year, market yields fluctuated with the release of varying economic data but generally trended lower. Inflation never became problematic and bonds performed positively.

  We are cautious about the prospects for the market and have reduced the duration of the Portfolio to reflect this caution. The current economic environment--benign inflation and moderate growth--is a particularly good one for bonds, but low bond yields currently reflect these conditions, warranting a more neutral market posture. We also believe that within a global context, U.S. Government bonds and mortgage securities are a reasonably priced asset class and may do well on a relative basis.

Richard Vandenberg
Portfolio Manager
December 31, 1997

MANAGEMENT SUMMARY

KEMPER INTERNATIONAL PORTFOLIO
------------------------------------

  In Europe, we saw the continuation of modest, but consistent economic expansion while Japan saw little forward progress and in Southeast Asia, economic growth was stalled as most countries experienced currency depreciation on higher interest rates. Latin American economies were generally positive however, as domestic markets continued to recover from the downturn of two years ago.

  Within the economic environment that I described, we emphasized those markets and market segments that had the highest growth potential and the least amount of economic, political or valuation risk. With this criteria in mind, the Portfolio was consistently overweighted in Europe, increasingly underweighted in Japan and, especially during the second half of the fiscal year, meaningfully underweighted in Southeast Asia. Where we did continue to invest in Asia, we stayed focused on high-quality companies that had some ability to weather the storms which started in those markets during the summer months and came to a head in late October.

  In Europe, our focus on economies and sectors benefiting from the lower interest rates was an important theme. The Spanish and Italian markets offered very good value as those economies restructured to meet the European Monetary Union (EMU) requirements. The Netherlands, where we found companies that combined strong management and consistent earnings, was also an attractive market. In Latin America we focused primarily on Mexico where we selected companies with broad exposure to the domestic market that are playing a strong role in the country's economic recovery. In general, we have emphasized companies that have demonstrated an ability to compete globally and that generate high relative returns on equity and capital in their industries. We have also worked to identify mid-cap companies that have strong local franchises. Utilizing a proprietary market valuation model we detected an above average level of risk in the Asian markets early in the new year. As a result, we were consistently underweighted in the Asian markets that saw such large drops and plan to be very conservative with our investments in the region.

  Our hedging during the period was a net positive, but more so during the first half of the fiscal year. We had a larger hedge during the first half when the dollar was exerting most of its strength. We began cutting down the size of the hedge during the second half of the year and finally eliminated the hedge in October.

  We continue to think that growth in the western economies will be good, although there may be some modest trimming as a result of the problems in Asia. We think that monetary policies will continue to support economic expansion and that interest rates in a low inflationary environment will continue to underpin above average equity valuations. Companies should be able to generate consistent growth in earnings and attractive returns on capital going forward due to this positive economic environment.

  We don't see any early solutions to the fundamental problems in Japan and Southeast Asia but we do think combined world financial support and economic growth elsewhere will eventually lead to a recovery in that region.

Dennis Ferro
Portfolio Manager
December 31, 1997

KEMPER SMALL CAP GROWTH PORTFOLIO
------------------------------------

  After three excellent years of performance in the Kemper Small Cap Growth Portfolio, we continue to maintain our disciplined focus on timeliness, fundamentals, and valuation as we head into 1998. The current interest rate environment combined with potential earnings problems related to the Asian crisis have led us to maintain a focus on industries that exhibit predictable earnings growth. We continue to find timely stocks with good fundamentals and appreciation potential in the broadcasting, consumer, finance, and healthcare sectors. These sectors should benefit from a moderate growth, low interest rate economic scenario.

  Changes to the Portfolio over the past couple months include trimming our exposure to the technology sector, which helped performance in the fourth quarter of 1997. Technology companies tend to do a considerable amount of business in Asia, whereby downward earnings revisions may impede stock price performance over the near term. However, we expect to find buying opportunities in this group at somewhat lower prices later in the year.

  Other noteworthy changes in the Portfolio include adding to our broadcast and finance holdings. Broadcast holdings such as Jacor Communications, Hearst-Argyle Television, and Outdoor Systems should benefit from the strong advertising environment in the radio, television, and billboard industries. Financial holdings, in particular savings and loans and REIT's, could do particularly well in the current environment. Major holdings here include First Union Real Estate Investments, People's Heritage Financial Group, Spieker Properties, and Commercial Federal.

MANAGEMENT SUMMARY

  Small company stocks have trailed their large company counterparts over the past couple years and while it is hard to predict if or when this trend will reverse, we continue to find that small companies can offer greater earnings growth at lower valuations. This combination has historically made for a good investment climate for investors on a risk versus reward basis, and in this pursuit, we intend to maintain our disciplined investment approach in the Kemper Small Cap Growth Portfolio in 1998 and beyond.

David Burshtan
Kurt Stalzer
Portfolio Co-Managers
December 31, 1997

KEMPER INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------

  The Portfolio performed relatively well given the significant market and economic events that occurred during the year. Performance was temporarily hindered by the Federal Reserve Board's increase in short-term interest rates near the end of March, but from May through September, the Portfolio performed well. In late October, there was a global equity market sell-off that impacted the investment grade corporate market. The Portfolio struggled with the market, and gave back some of its earlier gains. Despite the fact that the Fed raised interest rates in late March and the economic crisis in Southeast Asia spawned a global equity market sell-off on October 27th, on a year over year basis corporate bonds gained.

  Federal Reserve Board Chairman Alan Greenspan's implied threat in early October that the Fed was prepared to raise interest rates before the end of 1997 was squashed in late October when several markets in the Far East took a downturn. This sell-off was dramatic and initiated declines in the corporate bond market as well. Investors flocked to U.S. Treasuries, which rallied through the end of October.

  As U.S. economic growth continued after the first quarter, and it was clear that inflation was not becoming a problem, we extended the Portfolio's duration by redirecting the higher levels of cash from earlier in the year back into corporate bond and Treasury investments. Both of these asset classes performed very well into October as market yields moved lower in response to the positive economic environment.

  In early October, we began to reduce our exposure to our most illiquid and volatile corporate assets because some of these issues had significant foreign exposure. This reduction in foreign exposure helped the Portfolio when the global market decline occurred, while our larger allocation to Treasuries help offset losses in the corporate sector.

  Moving forward, we are optimistic about the prospects for investment-grade bonds. The fundamentals of the market remain healthy: corporate earnings are strong, the economy is robust and inflation is negligible. Corporate bonds shrugged off the impact of the March rate hike and rallied for much of the year. We anticipate that investment grade corporate bonds will be well into recovery from the October decline by the end of the year, and we believe the Portfolio is well positioned to benefit from such a recovery.

Robert Cessine
Portfolio Manager
December 31, 1997

MANAGEMENT SUMMARY

KEMPER VALUE PORTFOLIO
------------------------------------

  Overall in 1997, the Portfolio's holdings of financial stocks, particularly regional banks, specialty financial services and insurance companies enhanced performance this year, as did stocks in the energy area and selected cyclical industries. In addition, the volatile nature of the market in the second half of the Portfolio's fiscal year provided us excellent opportunities to sell a number of stocks at profits while buying others at attractive prices. We were well positioned due to our diversification and were prepared so that a correction in one sector or stock would not have a tremendous impact on the Portfolio. Also, we believe low Price/Earnings ratio (P/E) stocks provide the opportunity to perform better than higher P/E stocks in volatile markets.

  The market was led in 1997 by the Blue Chip "Nifty Fifty" stocks. Most of the "Nifty Fifty" stocks, which are the most favored by institutions at this time, have high P/Es. Because we are value investors, we don't own them and therefore haven't participated in their performance. The upside to a "Nifty Fifty" market is in essence that most stocks are not as high as the averages might suggest. Therefore, there are values available to patient investors. As contrarian value investors, we continue to focus our research efforts on laggard stocks and groups currently down in price due to short-term fundamentals or other problems perceived by the market where our research suggests that over time fundamentals will improve.

  The market has become increasingly intolerant of fundamental disappointments, such as lower-than-expected earnings, which is a marked change from a year ago. Investors have become a little more risk-averse in this environment. That's good for us because it increases our opportunities to buy good stocks at value prices. Moreover, we have been fortunate in that the portfolio has not held securities that have suffered serious price declines.

  Although the securities held have changed, the characteristics of the Portfolio have not. The stocks we own have dividend yields greater than the market, P/Es lower than the market and earnings growing faster than the market. The last half of the year, with its volatility, provided us an excellent opportunity to sell stocks at advantageous prices. What we sold during the time were stocks that we thought had realized their potential or where valuation and/or fundamental risks had increased.

  I mentioned earlier that financial stocks, particularly regional money center banks and specialty financial services stocks, did very well for the Portfolio this year. General Re Corp. is one that performed well. General Electric, Bristol-Meyers Squibb, and Ford Motor Co. also had fundamentals that came through better than expected and have performed better than the market. Exxon Corp. is one of our favorite energy stocks that did well for the Portfolio this year. We prepared this Portfolio for the volatility we expected in '97, and while some stocks underperformed, the Portfolio did not experience substantial losses in any of its holdings.

  During the year, we increased the Portfolio's interest in stocks we particularly liked, such as Aluminum Company of America (ALCOA), Xerox, AMP Inc., Chase Manhattan Bank and American Home Products. Additionally, Texaco was added as a new position during 1997. The combination we look for is companies whose earnings and dividends are rising faster than the market, but whose prices are at a discount.

  We like the diversification of the Portfolio and the changes that were made in recent months. We'll continue to seek out excellent value opportunities, adhering to the discipline of conservative, risk-adverse, value-oriented, contrarian investing. To this end we have developed a long watch list.

Tom Sassi
Portfolio Manager
December 31, 1997

MANAGEMENT SUMMARY

KEMPER SMALL CAP VALUE PORTFOLIO
------------------------------------

  Overall, 1997 turned out to be more volatile than recent years. On several days the Dow Jones Industrial Average gained or declined more than 100 points. However, the market's volatility helped the Portfolio in the sense that it created opportunities for value investors like us. We look for stocks that are out of favor with investors because the market underestimates their value or overlooks their potential. When the market declines, that simply broadens the pool of undervalued stocks we can choose from. In addition, the prices of underappreciated stocks tend to be lower than those of in-demand stocks. Therefore, when the market declines, although there are no guarantees, our stocks are apt to fall less because their prices are already depressed.

  From a strategic standpoint, we made a number of moves to capitalize on opportunities in undervalued sectors. For example, we increased our holdings in financial stocks, where valuations remain attractive. We bought several sub-prime mortgage companies--companies that provide mortgages to people with less than perfect credit ratings. As always, we sought companies with solid fundamentals, good growth potential and attractive valuations.

  Technology was another sector that presented opportunities. Technology stocks declined due to earnings concerns in the spring, rallied strongly throughout the summer, and sold off again in October when economic problems in Asia came to the fore. They hindered performance at the end of the year even though we were underweighted in the sector, but we are looking at them as an opportunity longer term. We believe we're in good stocks and the market is simply not realizing their potential right now, which fits right into our value philosophy. If they continue to decline, we should be able to increase our holdings in strong, competitive technology companies at value prices.

  As for 1998, we'll continue to apply our value strategy in our selection of stocks. We don't foresee huge changes to our sector allocations. Rather, we'll use volatility within each sector as an opportunity to execute our strategy of buying inexpensive stocks and selling them when they become fairly valued. As usual, valuations will play a bigger part in our stock selection than will economic forecasts or interest rate trends.

  There are a couple of reasons why we believe small caps will be the place to be in 1998. First, although a lot of money is currently pouring into the S&P 500 as investors emphasize the relative safety of big cap stocks, small caps tend to have far less exposure to the Far East than large caps. Also, large cap stocks have led the market for most of the last three years. Valuations on small company stocks are compelling in comparison. At some point, investors should recognize this value and begin focusing on small company stocks as a way to seek higher returns. If so, we believe the Portfolio should be well positioned to provide strong potential performance. And in the meantime, our value strategy should also present less risk to shareholders' money than an emphasis on high-flying growth stocks.

Tom Forester
Steven Stokes
Portfolio Co-Managers
December 31, 1997

KEMPER VALUE+GROWTH PORTFOLIO
------------------------------------

  The 1997 market didn't seem very concerned about value for much of the year - investors just continued to bid up the prices of big, brand-name companies. There were two reasons for this. First, uncertainty about the direction of interest rates during the first part of the year prompted investors to favor big companies whose bottom lines tend to be less affected by interest rate changes. Second, concern over the impact of Asia's problems during the last months of the year prompted a "flight to safety," and again large cap, brand-name companies benefited.

  The year began with two quarters of strong growth, and with a parallel run-up in interest rates. This increase in rates was caused by fears of a major Federal Reserve Board ("the Fed") rate action. As a result, the financial services sector was an outstanding performer for the Portfolio.

  We found growth at reasonable prices in the second quarter of 1997 in technology, the largest sector in the Portfolio at 22.9 percent on December 31, 1997. The entire sector was under pressure at the end of the first quarter due to fears of inventory overhang and intense competition. We believed these concerns to be largely unwarranted, and added to our technology stock positions.

  Technology stocks, along with the rest of the market, rallied strongly during the second and third quarter of 1997, as data positive for the U.S. economy reassured investors. Indications of sustainable growth, low inflation, and declining interest rates created a favorable environment for stocks, a climate which continued through October.

MANAGEMENT SUMMARY

  Believing the health care sector to be overvalued by the market, we took the opportunity to sell some of the particularly high-flying issues and established new positions in more value-oriented issues in the sector, which should enhance long-term Portfolio results.

  In October, the market's powerful rally was suddenly reversed by emerging problems in Asia, which, as we mentioned earlier caused a "flight to safety." The Portfolio was particularly hurt by its large exposure to technology, which took the worst of the market's fear. However, we believe that tactic may in the end reverse itself as many of these companies are multi-nationals with heavy exposure to Asia. We prefer to look for growth without paying exorbitant prices. The market hasn't rewarded this approach yet, but we believe it will in the long term.

  Toward the end of the year, we increased the growth percentage of the Portfolio from 60 percent to 65 percent. This action relates to our outlook for the economy and interest rates.

  Favorable to growth stocks is that earnings growth is expected to slow in 1998 resulting from concerns regarding the impact of the problems in Asia; reduced opportunities to increase industrial productivity (since many companies have already made a lot of improvements); and diminished tax incentives as a stimulus to industry. Slower earnings growth tends to be good for growth stocks, as economically sensitive types of stocks typically take the brunt of earnings declines. If earnings slow, the market will be willing to pay a premium for what growth it can find, making growth stocks more attractive. Regardless of whether the higher returns will be in growth stocks or value stocks in 1998, the Portfolio should be positioned to benefit from opportunities in both worlds.

William Knapp
Portfolio Manager
December 31, 1997

KEMPER HORIZON 20+, HORIZON 10+ AND HORIZON 5 PORTFOLIOS
--------------------------------------------------------

  The 1997 market didn't seem very concerned about value for much of the year-investors just continued to bid up the prices of big, brand-name companies. There were two reasons for this. First, uncertainty about the direction of interest rates during the first part of the year prompted investors to favor big companies whose bottom lines tend to be less affected by interest rate changes. Second, concern over the impact of Asia's problems during the last months of the year prompted a "flight to safety," and large cap, brand name companies benefited.

  The year began with two quarters of strong growth, and with a parallel run-up in interest rates. This increase in rates was caused by fears of a major Federal Reserve Board ("the Fed") rate action. As a result, the financial services sector was an outstanding performer for the Portfolio.

  Technology stocks, along with the rest of the market, rallied strongly during the second and third quarter of 1997, as some positive data for the U.S. economy reassured investors. Indications of sustainable growth, low inflation, and declining interest rates created a favorable environment for stocks, a climate which continued through October.

  In October, the market's powerful rally was suddenly reversed by emerging problems in Asia. The Portfolio was particularly hurt by its large exposure to technology, which took the worst of the market's fear. However, we believe that tactic may in the end reverse itself as many of these companies are multi-nationals with heavy exposure to Asia. We prefer to look for growth without paying exorbitant prices. The market hasn't rewarded that approach

MANAGEMENT SUMMARY

yet, but we believe it will in the long term.

  Prior to November, the portfolio reduced exposure to Asian markets, resulting in a relatively light international weighting. However, we feel a ripple effect also impacted Latin America and Europe as well and we intend to monitor international markets closely, looking for good values and signs of a continued downturn. In addition, we will likely allocate more to small companies. They have been left behind in favor of large, richly priced companies and there may be some fast-growers being ignored by overly cautious investors.

  On the fixed-income side, we have maintained a conservative structure with approximately a 2.5 year duration comprised mostly of treasuries. This helped dampen the volatility of the Horizon Portfolios, as intended when they were formed. Unfortunately the short duration did not allow us to benefit from the appreciation in price of the long end of the fixed market (i.e., the decline in interest rates), since the yield curve flattened and didn't benefit the short end of the curve where we are positioned.

William Knapp
Portfolio Manager
December 31, 1997

KEMPER BLUE CHIP PORTFOLIO
--------------------------

  Our philosophy has always been "bottom up" stock selection. Rather than focusing on economic conditions or entire sectors, we tend to choose stocks based on their individual merits, and seek those that offer above-average growth prospects, but are selling at what we believe to be attractive prices.

  When the market is volatile, that usually gives us opportunities to buy good stocks on a dip. Unfortunately, our disciplined approach to valuations worked against us over a period of months in the third quarter. The expensive stocks just got more expensive, and the less expensive stocks got less expensive. This was due to the market's volatility, particularly in light of the problems experienced by Pacific Rim economies, which made many investors nervous. The response was a flight to big, brand-name stocks that people believed were safer, and they would pay any price to do so. The lofty valuations that resulted made us hesitant to buy companies like Coke, Merck or Pfizer. There's not a lot of upside in stocks priced that highly, and they are susceptible to a big plunge on any bad news. Regardless, the market continued to bid them up, and we didn't participate as fully as we would have liked.

  In light of the earlier turbulence in the Pacific Rim and as a function of emphasizing domestic stocks, we've reduced our exposure to cyclical companies, reducing our capital goods stocks and cutting our basic industry exposure in half.

  Financial stocks were an area of solid performance. We traded around them efficiently and were proactive when they reached our targets. Our overweighting in retail also helped provide a good boost for the portfolio.

  Although railroad companies were a bit disappointing during the year, transportation stocks as a whole are now even cheaper with solid, good quality companies available for very attractive prices. So we're maintaining an overweight in transportation.

  We continue to like consumer cyclicals and the radio area as well as healthcare. We've been moving into service areas and have eliminated big names because they look hugely expensive and don't appear to have much upside left. As we've gotten somewhat defensive we've built food and staples positions.

  The economy's growth, coupled with an environment of low inflation and low interest rates, offers many individual companies the potential to experience gains. We intend to maintain strict attention to valuations and try to find these kinds of companies when they are priced attractively. At some point, the market is going to realize that there are a number of bargains on solid growth companies out there, and that's when we believe this Portfolio will benefit the most.

Tracy McCormick-Chester
Portfolio Manager
December 31, 1997

MANAGEMENT SUMMARY

KEMPER GLOBAL INCOME PORTFOLIO
------------------------------

  In the second half of the year, global bonds performed well in their local currency terms. For example, the third quarter return for the Solomon Brothers World Bond index was 3.01 percent, while in the fourth quarter it was 2.46 percent. The same index in U.S. dollar terms was 1.27 percent and 0.21 percent for the third and fourth quarters, respectively. These returns were due to the strength of the U.S. dollar as a flight to quality from the Asian currency crisis boosted the existing uptrend.

  The Global Income Portfolio started operations on May 1, 1997 and began investing first in the U.S., Canada, UK, New Zealand and the Netherlands. Next, we added the German and Swedish markets and reduced our positions in the U.S. and UK. The German and Canadian exposures were increased in August while in September, we again reduced the Canadian and U.S. markets and added Australian and Japanese markets.

  After an increase in October, our U.S. exposure was once again reduced in November and Canadian was sold in order to increase Australian, New Zealand and the Netherlands markets. In December, some changes were made in Europe and the U.S. was further reduced to buy Canada. At the end of the year, we were overweighted in Australian, New Zealand and UK markets, and underweighted in U.S., Japan and peripheral European markets.

  We maintained our long-term approach and remained committed to government and supranational bonds with a very high credit quality. The Portfolio was 83 percent in AAA bonds and the rest in AA. The average duration was just under 5 years through the period.

  The bond markets of most developed nations benefited from the flight to quality due to the Asian crisis. Some markets such as Australia and New Zealand did suffer due to their currency weakness.

  While bond yields have decreased, growth and inflation expectations have also decreased. This, combined with the likelihood that the Asian countries will recover at a slower pace than Mexico in 1995 due to the private sector debt problem, means that bonds are not overpriced and the disinflationary forces will continue in the medium term. Central banks are unlikely to raise rates in the next quarter with the Bundesbank most likely to be the first, in the run up to the EMU.

Gordon Johns
Portfolio Manager
December 31, 1997

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
INVESTORS FUND
SERIES KEMPER TOTAL
RETURN PORTFOLIO         19.96%   12.36%    13.87%     13.74%     (Since 4/6/82)
---------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper Total Return Portfolio
from 4/30/82 through 12/31/97
--------------------------------------------------------------------------------

                                                       4/30/82         12/31/85        12/31/90       12/31/97
--------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Total Return Portfolio     10000           17821           30153            75694
Russell 1000 Growth Index++                             10000           19574           35870           123791
Lehman Brothers Government/Corporate Bond Index+++      10000           21229           35098            52682

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
INVESTORS FUND
SERIES KEMPER HIGH
YIELD PORTFOLIO          11.61%   11.88%    11.71%     13.49%     (Since 4/6/82)
---------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper High Yield Portfolio
from 4/30/82 through 12/31/97
--------------------------------------------------------------------------------

                                                       4/30/82         12/31/85        12/31/90       12/31/97
--------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper High Yield Portfolio       10000           19485           23428           73436
Salomon Brothers Long Term High Yield Bond Index**      10000           21311           27168           87936

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
INVESTORS FUND
SERIES KEMPER
GROWTH PORTFOLIO         21.34%   16.64%    16.50%     15.14%    (Since 12/9/83)
---------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper Growth Portfolio
from 12/31/83 through 12/31/97
--------------------------------------------------------------------------------

                                                      12/31/83         12/31/85        12/31/90       12/31/97
--------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Growth Portfolio           10000           13866           19859           70825
Russell 1000 Growth Index++                             10000           13159           24114           83218
Standard & Poor's 500 Stock Index+                      10000           13999           25993           91701

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
INVESTORS FUND
SERIES KEMPER
GOVERNMENT
SECURITIES
PORTFOLIO                 8.96%    6.61%    7.98%      7.79%      (Since 9/3/87)
---------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper Government Securities Portfolio
from 9/30/87 through 12/31/97
--------------------------------------------------------------------------------

                                                               9/30/87         12/31/90        12/31/93       12/31/97
----------------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Government Securities Portfolio    10000           12858           16713           21613
Salomon Brothers 30-Year GNMA Index*                            10000           14434           19208           24998


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                     LIFE OF
                                  1-YEAR   5-YEAR   PORTFOLIO
--------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
INTERNATIONAL PORTFOLIO            9.46%   13.00%     10.61%     (Since 1/6/92)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper International Portfolio
from 1/31/92 through 12/31/97
--------------------------------------------------------------------------------

                                                               1/31/92         12/31/94        12/31/97
-------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper International Portfolio            10000           12713           15665
Europe, Australasia, Far East Index (EAFE Index)++              10000           12936           18291


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIODS ENDED DECEMBER 31, 1997

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
-------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER SMALL
CAP GROWTH PORTFOLIO                      34.20%     25.83%     (Since 5/2/94)
-------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Investors Fund Series Kemper Small Cap Growth
portfolio from 5/31/94 through 12/31/97
--------------------------------------------------------------------------------

                                                               5/31/94         12/31/94        12/31/95       12/31/97
----------------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Small Cap Growth Portfolio         10000           10366           13484           23171
Russell 2000 Index+++                                           10000           10141           13026           18568

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
-----------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
INVESTMENT GRADE BOND PORTFOLIO           9.04%      7.55%     (Since 5/1/96)
-----------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Investment Grade Bond
 portfolio from 5/1/96 through 12/31/97
--------------------------------------------------------------------------------

                                                                        5/1/96          12/31/96        12/31/97
-------------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Investment Grade Bond Portfolio            10000           10350           11293
Lehman Brothers Government Corporate Bond Index+++                      10000           10625           11645

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER VALUE
PORTFOLIO                                30.38%     29.01%     (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Value Portfolio
 from 5/1/96 through 12/31/97
--------------------------------------------------------------------------------

                                                                        5/1/96          12/31/96        12/31/97
-------------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Value Portfolio                            10000           11736           15302
Standand & Poor's 500 Stock Index+                                      10000           11499           15334

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
SMALL CAP VALUE PORTFOLIO                21.73%     13.74%     (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Small Cap Value
 portfolio from 5/1/96 through 12/31/97
--------------------------------------------------------------------------------

                                                                        5/1/96          12/31/96        12/31/97
-------------------------------------------------------------------------------------------------------------------
Investors Fund Series Kemper Small Cap Value Portfolio                  10000           10186           12400
Russell 2000 Index+++                                                   10000           10521           12874

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
VALUE+GROWTH PORTFOLIO                   25.47%     24.29%     (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Value+Growth Portfolio
 from 5/1/96 through 12/31/97
-------------------------------------------------------------------------------

                                                        5/1/96         12/31/96        12/31/97
-----------------------------------------------------------------------------------------------
Investors Fund Series Kemper Value+Growth Portfolio     10000           11460           14379
Russell 1000 Index+                                     10000           11431           15186

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
HORIZON 20+ PORTFOLIO                    20.48%     21.79%     (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Horizon 20+ Portfolio
 from 5/1/96 through 12/31/97
-------------------------------------------------------------------------------

                                                        5/1/96         12/31/96        12/31/97
-----------------------------------------------------------------------------------------------
Investors Fund Series Kemper Horizon 20+ Portfolio      10000           11537           13899
Lehman Brothers Government/Corporate Bond Index+++      10000           10610           11645
Standard & Poor's 500 Stock Index+                      10000           11499           15334

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
HORIZON 10+ PORTFOLIO                    16.77%     17.04%     (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Horizon 10+ Portfolio
 from 5/1/96 through 12/31/97
--------------------------------------------------------------------------------

                                                        5/1/96         12/31/96        12/31/97
-----------------------------------------------------------------------------------------------
Investors Fund Series Kemper Horizon 10+ Portfolio      10000           11137           13005
Lehman Brothers Government/Corporate Bond Index+++      10000           10610           11645
Standard & Poor's 500 Stock Index+                      10000           11499           15334

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------

 FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
HORIZON 5 PORTFOLIO                       12.70%     13.48%    (Since 5/1/96)
------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Horizon 5 Portfolio
 from 5/1/96 through 12/31/97
--------------------------------------------------------------------------------

                                                        5/1/96         12/31/96        12/31/97
-----------------------------------------------------------------------------------------------
Investors Fund Series Kemper Horizon 5 Portfolio        10000           10959           12351
Lehman Brothers Government/Corporate Bond Index+++      10000           10610           11645
Standard & Poor's 500 Stock Index+                      10000           11499           15334

--------------------------------------------------------------------------------
 TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIOD ENDED DECEMBER 31, 1997

                                                 LIFE OF
                                                PORTFOLIO
----------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
BLUE CHIP PORTFOLIO                               11.54%     (Since 5/1/97)
----------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Blue Chip Portfolio
 from 5/1/97 through 12/31/97
--------------------------------------------------------------------------------

                                                        5/1/97         12/31/97
-------------------------------------------------------------------------------
Investors Fund Series Kemper Blue Chip Portfolio        10000           11154
Russell 1000 Index+                                     10000           12411

--------------------------------------------------------------------------------
 TOTAL RETURNS(1)
--------------------------------------------------------------------------------

 FOR PERIOD ENDED DECEMBER 31, 1997

                                                 LIFE OF
                                                PORTFOLIO
----------------------------------------------------------------------------
INVESTORS FUND SERIES KEMPER
GLOBAL INCOME PORTFOLIO                            2.87%     (Since 5/1/97)
----------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
 Investors Fund Series Kemper Global Income Portfolio
 from 5/1/97 through 12/31/97
--------------------------------------------------------------------------------

                                                        5/1/97         12/31/97
-------------------------------------------------------------------------------
Investors Fund Series Kemper Global Income Portfolio    10000           10287
Salomon Brothers World Government Bond Index***         10000           10548

  + The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

 ++ The Russell 1000 Growth Index is an unmanaged index comprised of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

PERFORMANCE UPDATE

  + The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market oriented index is highly correlated with the S&P 500 stock index.

 ++ The Russell 1000 Growth Index is an unmanaged index comprised of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

+++ The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million.

  + The Standard & Poor's 500 Stock Index is an unmanaged index generally + representative of the U.S. stock market.

 ++ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, ++ Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

+++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index +++ comprised of intermediate and long-term government and investment grade corporate debt securities.

  * The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

 ** The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged.

*** The Salomon Brothers World Government Bond Index is an unmanaged index on a
    US dollar total return basis with all dividends reinvested and is comprised of government bonds from 14 countries. The maximum maturity is one year.
    Source: Lipper Analytical Services, Inc.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
INVESTORS FUND SERIES

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Kemper Money Market, Kemper Total Return, Kemper High Yield, Kemper Growth, Kemper Government Securities, Kemper International, Kemper Small Cap Growth, Kemper Investment Grade Bond, Kemper Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip and Kemper Global Income Portfolios, comprising the Investors Fund Series as of December 31, 1997, and the related statements of operations and changes in net assets for the periods indicated therein and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of the Investors Fund Series at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(IN THOUSANDS)

                                                           KEMPER      KEMPER      KEMPER                   KEMPER
                                                            MONEY       TOTAL       HIGH       KEMPER     GOVERNMENT      KEMPER
                                                           MARKET      RETURN       YIELD      GROWTH     SECURITIES   INTERNATIONAL
                                                          PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $99,159,
$708,931, $372,411, $514,828, $89,195,
$163,149, $124,874, $14,891, $149,666,
$69,524, $65,716, $15,755, $21,117, $13,533,
$19,791 and $2,062, respectively)                         $ 99,159     787,904     384,800     553,908      91,593        199,414
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                         2,577         770         837       1,134       1,421             86
------------------------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                              --       6,955          --      12,958           7            777
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                         --          64         144          85         108             --
------------------------------------------------------------------------------------------------------------------------------------
  Interest and dividends                                       204       6,180       6,892         398         783            284
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                           101,940     801,873     392,673     568,483      93,912        200,561
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                         --      13,986         784       4,880       7,140            118
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio shares redeemed                                  1,459         461          --         276          31            156
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                                    243          --          --          --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  Management fee                                                41         359         194         278          39            125
------------------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                               3          43          14          11          11             43
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                      51          28          17          22           9             73
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                        1,797      14,877       1,009       5,467       7,230            515
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $100,143     786,996     391,664     563,016      86,682        200,046
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

Paid-in capital                                           $100,143     573,376     374,467     427,851      75,198        154,007
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on
investments and foreign currency transactions                   --     110,353     (19,220)     90,779      (5,177)         6,511
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in
foreign currencies                                              --      78,973      12,389      39,066       2,398         36,247
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                             --      24,294      24,028       5,320      14,263          3,281
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING               $100,143     786,996     391,664     563,016      86,682        200,046
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                         100,143     278,859     302,191     187,617      71,799        123,869
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE (net assets / shares outstanding)                      $1.00       2.822       1.296       3.001       1.207          1.615
------------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

     KEMPER       KEMPER                  KEMPER
      SMALL     INVESTMENT                 SMALL      KEMPER                                              KEMPER      KEMPER
       CAP        GRADE       KEMPER        CAP       VALUE+       KEMPER        KEMPER       KEMPER       BLUE       GLOBAL
     GROWTH        BOND        VALUE       VALUE      GROWTH     HORIZON 20+   HORIZON 10+   HORIZON 5     CHIP       INCOME
    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------




     135,629      15,044      164,658     75,583      69,939       16,886        22,276       14,002      20,327       2,002
------------------------------------------------------------------------------------------------------------------------------
       2,562         205            1        517         390          200           100          211         635          71
------------------------------------------------------------------------------------------------------------------------------

          --          --           --         16          --           --            --           --          --          40
------------------------------------------------------------------------------------------------------------------------------
         149          89          341        101         149           --           106          102          64          --
------------------------------------------------------------------------------------------------------------------------------
          78         180          256         63          86           65           166          104          21          35
------------------------------------------------------------------------------------------------------------------------------
     138,418      15,518      165,256     76,280      70,564       17,151        22,648       14,419      21,047       2,148
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

         917          --        2,648         --       1,353          439            --          145       2,612          --
------------------------------------------------------------------------------------------------------------------------------
           2          --          114        111          68           36            74            1          --          --
------------------------------------------------------------------------------------------------------------------------------
          --          --           --         --          --           --            --           --          --          --
------------------------------------------------------------------------------------------------------------------------------
          71           7           91         46          42            8            11            7           8           1
------------------------------------------------------------------------------------------------------------------------------

           8          --            1         --          --           --             1           --           6          --
------------------------------------------------------------------------------------------------------------------------------
           5           7           22         15           7            9             9            8          --           2
------------------------------------------------------------------------------------------------------------------------------
       1,003          14        2,876        172       1,470          492            95          161       2,626           3
------------------------------------------------------------------------------------------------------------------------------
     137,415      15,504      162,380     76,108      69,094       16,659        22,553       14,258      18,421       2,145
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     101,213      14,003      139,101     68,517      62,295       14,671        20,138       12,920      17,745       2,076
------------------------------------------------------------------------------------------------------------------------------

      24,803         141        4,245        605       2,052          578           519          214        (134)         22
------------------------------------------------------------------------------------------------------------------------------


      10,755         153       14,992      6,059       4,223        1,131         1,159          469         536         (24)
------------------------------------------------------------------------------------------------------------------------------
         644       1,207        4,042        927         524          279           737          655         274          71
------------------------------------------------------------------------------------------------------------------------------
     137,415      15,504      162,380     76,108      69,094       16,659        22,553       14,258      18,421       2,145
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      69,790      13,863      107,003     62,003      48,483       12,093        17,502       11,652      16,515       2,085
------------------------------------------------------------------------------------------------------------------------------

       1.969       1.118        1.518      1.227       1.425        1.378         1.289        1.224       1.115       1.029
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                         KEMPER      KEMPER      KEMPER                   KEMPER
                                                          MONEY       TOTAL       HIGH       KEMPER     GOVERNMENT      KEMPER
                                                         MARKET      RETURN       YIELD      GROWTH     SECURITIES   INTERNATIONAL
                                                        PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
  Interest                                                 $5,678       21,441     32,534         724       6,484            612
----------------------------------------------------------------------------------------------------------------------------------
  Dividends(b)                                                 --        7,613        155       4,868          --          2,432
----------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                 5,678       29,054     32,689       5,592       6,484          3,044
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                              497        4,072      1,991       3,142         460          1,419
----------------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related
  expenses                                                     22          129         65          83          47            239
----------------------------------------------------------------------------------------------------------------------------------
  Professional fees                                             9           99         41          66          12             24
----------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                     24          141         55          97          15             32
----------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                            552        4,441      2,152       3,388         534          1,714
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       5,126       24,613     30,537       2,204       5,950          1,330
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on sales of investments
  and foreign currency transactions                            --      112,547      2,260      91,317           3          8,474
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions           --          (68)       (34)         --        (184)            --
----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                   --      112,479      2,226      91,317        (181)         8,474
----------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on
  investments and assets and liabilities in
  foreign currencies                                           --       (3,457)     3,576       6,100       1,376          6,353
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 --      109,022      5,802      97,417       1,195         14,827
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $5,126      133,635     36,339      99,621       7,145         16,157
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

(b) Less foreign taxes withheld of $267 in the Kemper International Portfolio.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

  KEMPER       KEMPER                  KEMPER
   SMALL     INVESTMENT                 SMALL      KEMPER                                                              KEMPER
    CAP        GRADE       KEMPER        CAP       VALUE+       KEMPER        KEMPER       KEMPER        KEMPER        GLOBAL
  GROWTH        BOND        VALUE       VALUE      GROWTH     HORIZON 20+   HORIZON 10+   HORIZON 5    BLUE CHIP       INCOME
 PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO(a)  PORTFOLIO(a)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     532        535           703         464          69          134           355         297            72            71
--------------------------------------------------------------------------------------------------------------------------------
     357         --         1,865         364         547          101           107          41            63            --
--------------------------------------------------------------------------------------------------------------------------------
     889        535         2,568         828         616          235           462         338           135            71
--------------------------------------------------------------------------------------------------------------------------------
     633         46           604         307         257           56            77          44            27             9
--------------------------------------------------------------------------------------------------------------------------------

      38         15            26          27          24           29            27          26            15             2
--------------------------------------------------------------------------------------------------------------------------------
      10         --             5           3           2            1             1           1            --            --
--------------------------------------------------------------------------------------------------------------------------------
      11         --            15           7           6            1             2           1            --             1
--------------------------------------------------------------------------------------------------------------------------------
     692         61           650         344         289           87           107          72            42            12
--------------------------------------------------------------------------------------------------------------------------------
     197        474         1,918         484         327          148           355         266            93            59
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------



  25,239        141         4,262         436       1,903          538           530         225          (134)           19
---------------------------------------------------------------------------------------------------------------------------------
      --         --            --         323         148           40           (11)        (11)           --            --
---------------------------------------------------------------------------------------------------------------------------------
  25,239        141         4,262         759       2,051          578           519         214          (134)           19
---------------------------------------------------------------------------------------------------------------------------------


   2,506        152        13,595       5,315       3,585          885           840         375           536           (24)
---------------------------------------------------------------------------------------------------------------------------------
  27,745        293        17,857       6,074       5,636        1,463         1,359         589           402            (5)
---------------------------------------------------------------------------------------------------------------------------------
  27,942        767        19,775       6,558       5,963        1,611         1,714         855           495            54
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
(IN THOUSANDS)

                                                                      KEMPER                KEMPER
                                                                   MONEY MARKET          TOTAL RETURN
                                                                    PORTFOLIO              PORTFOLIO
                                                                ------------------    -------------------
                                                                  1997       1996       1997       1996
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                         $  5,126     3,688      24,613     21,518
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                            --      (850)    112,479     86,334
---------------------------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                    --       850      (3,457)    (4,464)
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               5,126     3,688     133,635    103,388
---------------------------------------------------------------------------------------------------------
Equalization credits (charges)                                        --        --        (285)      (891)
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                         (5,126)   (3,688)    (21,303)   (22,873)
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                 --        --     (87,579)   (20,332)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (5,126)   (3,688)   (108,882)   (43,205)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions           29,542     9,523      65,426    (22,084)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           29,542     9,523      89,894     37,208
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                 70,601    61,078     697,102    659,894
---------------------------------------------------------------------------------------------------------
END OF YEAR                                                     $100,143    70,601     786,996    697,102
---------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR              $     --        --      24,294     21,298
---------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                           KEMPER                KEMPER                KEMPER
                                                      INVESTMENT GRADE            VALUE               SMALL CAP
                                                       BOND PORTFOLIO           PORTFOLIO          VALUE PORTFOLIO
                                                     -------------------   -------------------   -------------------
                                                       YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1
                                                      ENDED        TO       ENDED        TO       ENDED        TO
                                                     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                       1997       1996       1997       1996       1997       1996
--------------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------
  Net investment income                              $   474        30       1,918        143        484        102
--------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                               141         2       4,262        181        759       (154)
--------------------------------------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)       152         1      13,595      1,397      5,315        744
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations     767        33      19,775      1,721      6,558        692
--------------------------------------------------------------------------------------------------------------------
Equalization credits                                     713        29       2,045        127        505         70
--------------------------------------------------------------------------------------------------------------------
Distribution from net investment income                  (41)       --        (389)        --       (234)        --
--------------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions          12,067     1,836     119,644     19,357     55,972     12,445
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                          13,506     1,898     141,075     21,205     62,801     13,207
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Beginning of period                                    1,998       100      21,305        100     13,307        100
--------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                        $15,504     1,998     162,380     21,305     76,108     13,307
--------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF PERIOD                              $ 1,207        59       4,042        270        927        172
--------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

         KEMPER               KEMPER                KEMPER               KEMPER              KEMPER
       HIGH YIELD             GROWTH              GOVERNMENT          INTERNATIONAL        SMALL CAP
        PORTFOLIO           PORTFOLIO        SECURITIES PORTFOLIO       PORTFOLIO       GROWTH PORTFOLIO
    -----------------   ------------------   --------------------   -----------------   ----------------
     1997      1996       1997      1996       1997       1996       1997      1996      1997      1996
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     30,537    25,297      2,204     4,160     5,950       6,259      1,330     1,388       197       79
--------------------------------------------------------------------------------------------------------
      2,226       711     91,317   111,045      (181)       (527)     8,474     7,804    25,239    8,533
--------------------------------------------------------------------------------------------------------
      3,576     9,092      6,100   (29,470)    1,376      (3,644)     6,353    14,086     2,506    3,586
--------------------------------------------------------------------------------------------------------
     36,339    35,100     99,621    85,735     7,145       2,088     16,157    23,278    27,942   12,198
--------------------------------------------------------------------------------------------------------
        633    (2,891)     1,028       409        17      (1,240)       101      (121)      100      138
--------------------------------------------------------------------------------------------------------
    (25,931)  (24,806)    (2,753)   (5,021)   (6,694)     (6,507)    (2,135)   (2,012)     (445)      --
--------------------------------------------------------------------------------------------------------
         --        --   (111,508)  (58,999)       --          --     (7,472)   (1,044)   (8,458)  (1,209)
--------------------------------------------------------------------------------------------------------
    (25,931)  (24,806)  (114,261)  (64,020)   (6,694)     (6,507)    (9,607)   (3,056)   (8,903)  (1,209)
--------------------------------------------------------------------------------------------------------
     91,308    24,535     89,145    50,826     1,900      (5,212)    29,920     8,893    49,139   22,637
--------------------------------------------------------------------------------------------------------
    102,349    31,938     75,533    72,950     2,368     (10,871)    36,571    28,994    68,278   33,764
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

    289,315   257,377    487,483   414,533    84,314      95,185    163,475   134,481    69,137   35,373
--------------------------------------------------------------------------------------------------------
    391,664   289,315    563,016   487,483    86,682      84,314    200,046   163,475   137,415   69,137
--------------------------------------------------------------------------------------------------------
     24,028    18,803      5,320     5,752    14,263      15,002      3,281     2,739       644      444
--------------------------------------------------------------------------------------------------------

                                                                                                          KEMPER
          KEMPER                KEMPER                KEMPER                KEMPER            KEMPER      GLOBAL
          VALUE+              HORIZON 20+           HORIZON 10+            HORIZON 5        BLUE CHIP     INCOME
     GROWTH PORTFOLIO          PORTFOLIO             PORTFOLIO             PORTFOLIO        PORTFOLIO    PORTFOLIO
    -------------------   -------------------   -------------------   -------------------   ----------   ---------
      YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1      FOR THE PERIOD MAY 1
     ENDED        TO       ENDED        TO       ENDED        TO       ENDED        TO         (COMMENCEMENT OF
    DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,       OPERATIONS) TO
      1997       1996       1997       1996       1997       1996       1997       1996       DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------

        327         28        148        18         355        50         266         29          93          59
------------------------------------------------------------------------------------------------------------------
      2,051         61        578        11         519         6         214          2        (134)         19
------------------------------------------------------------------------------------------------------------------
      3,585        638        885       246         840       319         375         94         536         (24)
------------------------------------------------------------------------------------------------------------------

      5,963        727      1,611       275       1,714       375         855        125         495          54
------------------------------------------------------------------------------------------------------------------
        233         41        138        21         358        44         376         25         181          15
------------------------------------------------------------------------------------------------------------------
       (165)        --        (57)       --         (76)       --         (43)        --          --          --
------------------------------------------------------------------------------------------------------------------
     52,867      9,328     11,208     3,363      14,830     5,208      10,536      2,284      17,645       1,976
------------------------------------------------------------------------------------------------------------------
     58,898     10,096     12,900     3,659      16,826     5,627      11,724      2,434      18,321       2,045
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

     10,196        100      3,759       100       5,727       100       2,534        100         100         100
------------------------------------------------------------------------------------------------------------------
     69,094     10,196     16,659     3,759      22,553     5,727      14,258      2,534      18,421       2,145
------------------------------------------------------------------------------------------------------------------

        524         69        279        39         737        94         655         54         274          71
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Investors Fund Series (the "Fund") is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund offers sixteen Portfolios.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. The securities of the Portfolios (excluding the Kemper Money Market Portfolio) that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. All other securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                             Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             The securities of the Kemper Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. Dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. Dollars at the mean between the bid and offered quotations of such currencies against the U.S. Dollar as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. Dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain (loss) on investments.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities and money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             Several of the Portfolios may purchase securities with delivery or payment to occur at a later date. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1997, the Kemper Government Securities Portfolio had $7,140,000 of purchase commitments outstanding (8% of net assets) with a corresponding amount of assets segregated.

                             EXPENSES. Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Shares of each Portfolio of the Fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each Portfolio determines its net asset value per share
                             (NAV) by dividing the total value of the Portfolio's investments and other assets, less liabilities, by the number of Portfolio shares outstanding. The NAV is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange for all Portfolios, and additionally at 11:00 a.m. Chicago time for the Kemper Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the International Portfolio does not take place contemporaneously with the determination of prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1997 amounted to approximately $19,205,000 in the Kemper High Yield Portfolio, $4,613,000 in the Kemper Government Securities Portfolio and $134,000 in the Kemper Blue Chip Portfolio. These losses are available to offset future taxable gains in the respective Portfolios and, if not applied, expire during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. All Portfolios, except the Kemper Money Market Portfolio, declare and pay dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. The Kemper Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

                             Shareholders receive dividends in additional shares.

NOTES TO FINANCIAL STATEMENTS

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares in all Portfolios except the Kemper Money Market Portfolio is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which is effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the name of the Fund's principal underwriter was changed to Kemper
                             Distributors, Inc. (KDI).

                             MANAGEMENT AGREEMENT. Under the Fund's management agreement with Scudder Kemper, the Fund pays a fee based on average daily net assets of each Portfolio at an annual rate of .50% for the Kemper Money Market Portfolio, .55% for the Kemper Total Return and Kemper Government Securities Portfolios, .60% for the Kemper High Yield, Kemper Growth, Kemper Investment Grade Bond, Kemper Horizon 20+, Kemper Horizon 10+ and Kemper Horizon 5 Portfolios, .65% for the Kemper Small Cap Growth and Kemper Blue Chip Portfolios and .75% for the Kemper International, Kemper Value, Kemper Small Cap Value, Kemper Value+Growth, and Kemper Global Income Portfolios. For the year ended December 31, 1997, the Fund incurred aggregate management fees of $13,641,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended December 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $270,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                                                            PROCEEDS
                                                PORTFOLIO                      PURCHASES   FROM SALES
                                                ---------                      ---------   ----------
                             Kemper Total Return                               $924,037     $974,976
                             Kemper High Yield                                  433,435      366,542
                             Kemper Growth                                      889,985      880,277
                             Kemper Government Securities                       167,936      175,356
                             Kemper International                               142,813      141,889
                             Kemper Small Cap Growth                            322,045      288,496
                             Kemper Investment Grade Bond                        25,315       17,117
                             Kemper Value                                       132,750       35,490
                             Kemper Small Cap Value                              46,681        8,195
                             Kemper Value+Growth                                 70,781       17,297
                             Kemper Horizon 20+                                  18,709        7,316
                             Kemper Horizon 10+                                  24,197        8,888
                             Kemper Horizon 5                                    17,553        6,555

                             For the period from May 1, 1997 to December 31, 1997, investment transactions (excluding short-term investments) are as follows (in thousands):

                                                                                            PROCEEDS
                                                PORTFOLIO                      PURCHASES   FROM SALES
                                                ---------                      ---------   ----------
                             Kemper Blue Chip                                  $ 18,803     $  3,267
                             Kemper Global Income                                 4,847        2,804

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Portfolio of the Fund (in thousands):

                                                                        YEAR ENDED DECEMBER 31,
                                                                     1997                     1996
                                                             ---------------------    ---------------------
                                                              SHARES      AMOUNT       SHARES      AMOUNT
                             ------------------------------------------------------------------------------
                              KEMPER MONEY MARKET PORTFOLIO
                             ------------------------------------------------------------------------------
                              Shares sold                     279,361    $ 279,361     149,223    $ 149,223
                             ------------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                      5,015        5,015       3,704        3,704
                             ------------------------------------------------------------------------------
                                                              284,376      284,376     152,927      152,927
                             ------------------------------------------------------------------------------
                              Shares redeemed                (254,834)    (254,834)   (143,404)    (143,404)
                             ------------------------------------------------------------------------------
                              Net increase from capital
                              share transactions               29,542    $  29,542       9,523    $   9,523
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              KEMPER TOTAL RETURN PORTFOLIO
                             ------------------------------------------------------------------------------
                              Shares sold                      20,361    $  52,952      36,913    $  94,083
                             ------------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                     46,559      108,883      17,682       43,205
                             ------------------------------------------------------------------------------
                                                               66,920      161,835      54,595      137,288
                             ------------------------------------------------------------------------------
                              Shares redeemed                 (35,664)     (96,409)    (62,870)    (159,372)
                             ------------------------------------------------------------------------------
                              Net increase (decrease) from
                              capital share transactions       31,256    $  65,426      (8,275)   $ (22,804)
                             ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                1997                    1996
                                                                        ---------------------------------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                        KEMPER HIGH YIELD PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                     153,373    $ 184,650     101,227    $ 118,182
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     22,228       25,931      21,456       24,806
                                       ------------------------------------------------------------------------------
                                                                        175,601      210,581     122,683      142,988
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (99,314)    (119,273)   (101,236)    (118,453)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               76,287    $  91,308      21,447    $  24,535
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        KEMPER GROWTH PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      17,325    $  49,729      33,305    $ 104,951
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     49,988      114,261      22,196       64,020
                                       ------------------------------------------------------------------------------
                                                                         67,313      163,990      55,501      168,971
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (24,302)     (74,845)    (37,981)    (118,145)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               43,011    $  89,145      17,520    $  50,826
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      17,121    $  16,263      11,632    $  10,799
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      5,997        6,694       5,657        6,507
                                       ------------------------------------------------------------------------------
                                                                         23,118       22,957      17,289       17,306
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (21,158)     (21,057)    (22,442)     (22,518)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions        1,960    $   1,900      (5,153)   $  (5,212)
                                       ------------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      36,340    $  58,360      41,003    $  59,682
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      6,447        9,607       2,155        3,056
                                       ------------------------------------------------------------------------------
                                                                         42,787       67,967      43,158       62,738
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (23,422)     (38,047)    (36,773)     (53,845)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               19,365    $  29,920       6,385    $   8,893
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                       KEMPER SMALL CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      34,187    $  62,047      28,558    $  43,316
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      6,358        8,904         840        1,209
                                       ------------------------------------------------------------------------------
                                                                         40,545       70,951      29,398       44,525
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (11,990)     (21,812)    (14,446)     (21,888)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               28,555    $  49,139      14,952    $  22,637
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


                                                                               YEAR ENDED              MAY 1 TO
                                                                            DECEMBER 31, 1997     DECEMBER 31, 1996
                                                                            -----------------     ----------------
                                                                            SHARES     AMOUNT      SHARES    AMOUNT
                                        ---------------------------------------------------------------------------
                                        KEMPER INVESTMENT GRADE BOND PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                          13,271   $ 13,473       1,962   $ 1,970
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                                40         41          --        --
                                       -----------------------------------------------------------------------------
                                                                             13,311     13,514       1,962     1,970
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                      (1,377)    (1,447)       (133)     (134)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                         11,934   $ 12,067       1,829   $ 1,836
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER VALUE PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                         100,098   $135,103      18,543   $19,897
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                               324        389          --        --
                                       -----------------------------------------------------------------------------
                                                                            100,422    135,492      18,543    19,897
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                     (11,573)   (15,848)       (489)     (540)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                         88,849   $119,644      18,054   $19,357
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER SMALL CAP VALUE PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                          55,160   $ 63,180      13,865   $13,311
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                               239        234          --        --
                                       -----------------------------------------------------------------------------
                                                                             55,399     63,414      13,865    13,311
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                      (6,460)    (7,442)       (901)     (866)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                         48,939   $ 55,972      12,964   $12,445
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER VALUE+GROWTH PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                          42,473   $ 56,712       9,367   $ 9,935
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                               161        165          --        --
                                       -----------------------------------------------------------------------------
                                                                             42,634     56,877       9,367     9,935
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                      (3,047)    (4,010)       (571)     (607)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                         39,587   $ 52,867       8,796   $ 9,328
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER HORIZON 20+ PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                           9,642   $ 12,277       3,249   $ 3,460
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                                51         56          --        --
                                       -----------------------------------------------------------------------------
                                                                              9,693     12,333       3,249     3,460
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                        (858)    (1,125)        (91)      (97)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                          8,835   $ 11,208       3,158   $ 3,363
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

                                                                               YEAR ENDED              MAY 1 TO
                                                                            DECEMBER 31, 1997     DECEMBER 31, 1996
                                                                            -----------------     ------------------
                                                                            SHARES     AMOUNT     SHARES      AMOUNT
                                        ----------------------------------------------------------------------------
                                        KEMPER HORIZON 10+ PORTFOLIO
                                        ----------------------------------------------------------------------------
                                        Shares sold                          13,389    $16,073       5,200   $ 5,375
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                                70         75          --        --
                                       -----------------------------------------------------------------------------
                                                                             13,459     16,148       5,200     5,375
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                      (1,099)    (1,318)       (158)     (167)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                         12,360    $14,830       5,042   $ 5,208
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER HORIZON 5 PORTFOLIO
                                        ----------------------------------------------------------------------------
                                        Shares sold                          10,209    $11,525       2,326   $ 2,399
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment of
                                        dividends                                40         43          --        --
                                       -----------------------------------------------------------------------------
                                                                             10,249     11,568       2,326     2,399
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                        (910)    (1,032)       (113)     (115)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                          9,339    $10,536       2,213   $ 2,284
                                       -----------------------------------------------------------------------------
                                                                                                     MAY 1 TO
                                                                                                DECEMBER 31, 1997
                                                                                                ------------------
                                                                                                SHARES    AMOUNT
                                        --------------------------------------------------------------------------
                                        KEMPER BLUE CHIP PORTFOLIO
                                        --------------------------------------------------------------------------
                                        Shares sold                                               17,303   $18,608
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                             (888)     (963)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions              16,415   $17,645
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                        KEMPER GLOBAL INCOME PORTFOLIO
                                        --------------------------------------------------------------------------
                                        Shares sold                                                2,953   $ 2,947
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                             (968)     (971)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions               1,985   $ 1,976
                                       ---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Kemper Small Cap Value and Kemper Government
                             Securities Portfolios have entered into exchange traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a Portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Portfolios and the broker as the market value of the futures contract fluctuates. At December 31, 1997, the market value of assets pledged by the Portfolios to cover margin requirements for open futures positions were $100,000 and $212,000 for the Kemper Small Cap Value and Kemper Government Securities Portfolios, respectively. The Portfolios also have liquid assets in their portfolios in excess of the face amount of open futures contracts. At December 31, 1997, the Portfolios had the following futures contracts open, with expirations in March, 1998:

                                                                                         FACE                GAIN (LOSS)
                                                PORTFOLIO                TYPE           AMOUNT    POSITION   AT 12/31/97
                                         -------------------------------------------------------------------------------
                                         Kemper Small Cap Value   Russell 2000        $2,666,000   Long       $(18,000)
                                         -------------------------------------------------------------------------------
                                         Kemper Government        U.S. Treasury Note   2,490,000   Long          8,000
                                         Securities               U.S. Treasury Bond     479,000   Long          3,000
                                         -------------------------------------------------------------------------------
                                                                                                              $ 11,000
                                         -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. Dollar, the Kemper Global Income Portfolio has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss amounts on these contracts are reflected in the accompanying financial statements. The Portfolio also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At December 31, 1997, the Portfolio had the following forward currency contracts outstanding with settlement dates in April and July, 1998:

                                                                                      CONTRACT               UNREALIZED
                                                      FOREIGN CURRENCY               AMOUNT IN             GAIN (LOSS) AT
                                                      TO BE DELIVERED               U.S. DOLLARS              12/31/97
                                          -------------------------------------------------------------------------------
                                          599,000  Australian Dollars                 $421,000                $29,000
                                          -------------------------------------------------------------------------------
                                          100,000  British Pounds                      161,000                 (4,000)
                                          -------------------------------------------------------------------------------
                                          215,000  New Zealand Dollars                 135,000                 12,000
                                          -------------------------------------------------------------------------------
                                                   Net unrealized gain                                        $37,000
                                          -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------------------------
                                                          KEMPER MONEY MARKET PORTFOLIO
                                                 ------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                   1997      1996     1995     1994     1993
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $   1.00     1.00     1.00     1.00     1.00
-------------------------------------------------------------------------------------------------
Net investment income and dividends declared          .05      .05      .06      .04      .03
-------------------------------------------------------------------------------------------------
Net asset value, end of year                     $   1.00     1.00     1.00     1.00     1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                         5.25%    5.03     5.66     3.96     2.83
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
Expenses                                              .55%     .60      .55      .53      .56
-------------------------------------------------------------------------------------------------
Net investment income                                5.14%    4.90     5.52     3.95     2.79
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $100,143   70,601   61,078   83,821   68,177
-------------------------------------------------------------------------------------------------


NOTES TO KEMPER MONEY MARKET PORTFOLIO

The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.

                                                 ------------------------------------------------
                                                            KEMPER TOTAL RETURN PORTFOLIO
                                                 ------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                   1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $  2.815     2.579     2.112     2.586     2.473
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .090      .084      .084      .069      .069
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            .377      .322      .453     (.313)     .214
-------------------------------------------------------------------------------------------------
Total from investment operations                     .467      .406      .537     (.244)     .283
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .090      .090      .070      .060      .050
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain                .370      .080        --      .170      .120
-------------------------------------------------------------------------------------------------
Total dividends                                      .460      .170      .070      .230      .170
-------------------------------------------------------------------------------------------------
Net asset value, end of year                     $  2.822     2.815     2.579     2.112     2.586
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                        19.96%    16.76     25.97     (9.50)    12.13
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
Expenses                                              .60%      .59       .60       .61       .59
-------------------------------------------------------------------------------------------------
Net investment income                                3.32%     3.21      3.52      3.13      3.19
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $786,996   697,102   659,894   586,594   643,830
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                               122%       90       118       128       191
-------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended December 31,
1997 and 1996 were $.0586 and $.0574, respectively.
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ----------------------------------------------------
                                                       KEMPER HIGH YIELD PORTFOLIO
                                           ----------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                             1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  1.281     1.259     1.185     1.338     1.209
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .116      .120      .125      .116      .120
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .019      .042      .069     (.149)     .109
-----------------------------------------------------------------------------------------------
Total from investment operations               .135      .162      .194     (.033)     .229
-----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .120      .140      .120      .120      .100
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  1.296     1.281     1.259     1.185     1.338
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  11.61%    14.06     17.40     (2.25)    20.00
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .65%      .65       .65       .65       .63
-----------------------------------------------------------------------------------------------
Net investment income                          9.20%     9.70     10.27      9.49      9.54
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $391,664   289,315   257,377   219,415   233,964
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          90%       98        90        98        84
-----------------------------------------------------------------------------------------------

                                           ----------------------------------------------------
                                                         KEMPER GROWTH PORTFOLIO
                                           ----------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                             1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  3.371     3.262     2.665     2.935     2.631
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .012      .030      .034      .018      .004
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .448      .589      .793     (.138)     .370
-----------------------------------------------------------------------------------------------
Total from investment operations               .460      .619      .827     (.120)     .374
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .020      .040      .010        --      .010
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          .810      .470      .220      .150      .060
-----------------------------------------------------------------------------------------------
Total dividends                                .830      .510      .230      .150      .070
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  3.001     3.371     3.262     2.665     2.935
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  21.34%    21.63     32.97     (4.02)    14.63
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .65%      .64       .64       .66       .64
-----------------------------------------------------------------------------------------------
Net investment income                           .42%      .94      1.15       .69       .30
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $563,016   487,483   414,533   321,708   284,461
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                         170%      175        88       106        78
-----------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended December 31,
1997 and 1996 were $.0590 and $.0558, respectively.
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------------
                                                 KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                           ---------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                            1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 1.207     1.269     1.142     1.267     1.277
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .084      .085      .084      .067      .060
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .016     (.057)     .123     (.102)     .020
----------------------------------------------------------------------------------------------
Total from investment operations              .100      .028      .207     (.035)     .080
----------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income     .100      .090      .080      .060      .060
----------------------------------------------------------------------------------------------
  Distribution from net realized gain           --        --        --      .030      .030
----------------------------------------------------------------------------------------------
Total dividends                               .100      .090      .080      .090      .090
----------------------------------------------------------------------------------------------
Net asset value, end of year               $ 1.207     1.207     1.269     1.142     1.267
----------------------------------------------------------------------------------------------
TOTAL RETURN                                  8.96%     2.56     18.98     (2.74)     6.48
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses                                       .64%      .66       .65       .63       .60
----------------------------------------------------------------------------------------------
Net investment income                         7.12%     7.09      7.08      5.69      5.05
----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $86,682    84,314    95,185    95,782   121,912
----------------------------------------------------------------------------------------------
Portfolio turnover rate                        179%      325       275       606       534
----------------------------------------------------------------------------------------------

                                           ---------------------------------------------------
                                                     KEMPER INTERNATIONAL PORTFOLIO
                                           ---------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                            1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 1.564     1.371     1.244     1.306      .993
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .011      .011      .018      .009      .010
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .130      .212      .139     (.056)     .313
----------------------------------------------------------------------------------------------
Total from investment operations              .141      .223      .157     (.047)     .323
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .020      .020      .010        --      .009
----------------------------------------------------------------------------------------------
  Distribution from net realized gain         .070      .010      .020      .015      .001
----------------------------------------------------------------------------------------------
Total dividends                               .090      .030      .030      .015      .010
----------------------------------------------------------------------------------------------
Net asset value, end of year               $ 1.615     1.564     1.371     1.244     1.306
----------------------------------------------------------------------------------------------
TOTAL RETURN                                  9.46%    16.49     12.83     (3.59)    32.83
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses                                       .91%      .96       .92       .93       .92
----------------------------------------------------------------------------------------------
Net investment income                          .71%      .89      1.39       .74       .86
----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $200,046  163,475   134,481   122,710    88,880
----------------------------------------------------------------------------------------------
Portfolio turnover rate                         79%       87       126       107       116
----------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended December 31,
1997 and 1996 were $.0142 and $.0183, respectively. Foreign commissions usually are lower than
U.S. commissions where expressed as cents per share due to the lower per share price of many
non-U.S. securities.
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------
                                                  KEMPER SMALL CAP GROWTH PORTFOLIO
                                           -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,       MAY 2 TO
                                           --------------------------   DECEMBER 31,
                                             1997      1996     1995        1994
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  1.677    1.346    1.039       1.000
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .004     .002     .005        .008
------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .488     .369     .307        .031
------------------------------------------------------------------------------------------
Total from investment operations               .492     .371     .312        .039
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .010       --     .005          --
------------------------------------------------------------------------------------------
  Distribution from net realized gain          .190     .040       --          --
------------------------------------------------------------------------------------------
Total dividends                                .200     .040     .005          --
------------------------------------------------------------------------------------------
Net asset value, end of period             $  1.969    1.677    1.346       1.039
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 34.20%   28.04    30.07        3.95
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                        .71%     .75      .87        1.25
------------------------------------------------------------------------------------------
Net investment income                           .20%     .15      .42         .91
------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $137,415   69,137   35,373      12,909
------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            330%     156       81          58
------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended December
31, 1997 and 1996 were $.0579 and $.0570, respectively.
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                KEMPER                KEMPER                KEMPER                KEMPER
                                           INVESTMENT GRADE            VALUE               SMALL CAP              VALUE+
                                            BOND PORTFOLIO           PORTFOLIO          VALUE PORTFOLIO      GROWTH PORTFOLIO
                                          -------------------   -------------------   -------------------   -------------------
                                            YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1
                                           ENDED        TO       ENDED        TO       ENDED        TO       ENDED        TO
                                          DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                            1997       1996       1997       1996       1997       1996       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 1.036     1.000       1.174      1.000      1.019      1.000      1.146      1.000
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .066      .031        .031       .015       .012       .013       .012       .008
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .026      .005        .323       .159       .206       .006       .277       .138
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .092      .036        .354       .174       .218       .019       .289       .146
-------------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                       .010        --        .010         --       .010         --       .010         --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 1.118     1.036       1.518      1.174      1.227      1.019      1.425      1.146
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                9.04%     3.57       30.38      17.36      21.73       1.86      25.47      14.60
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                      .80%      .87         .80        .90        .84        .90        .84        .90
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        6.23%     4.93        2.38       2.42       1.18       2.25        .95        .97
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                      .80%      .87         .80        .92        .84        .92        .84       1.01
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        6.23%     4.93        2.38       2.40       1.18       2.23        .95        .86
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                $15,504     1,998     162,380     21,305     76,108     13,307     69,094     10,196
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          311%       75          46         57         22         61         50         25
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on
stock transactions                             NA        NA      $.0561      .0500      .0533      .0500      .0591      .0596
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          KEMPER                KEMPER                KEMPER           KEMPER        KEMPER
        HORIZON 20+           HORIZON 10+            HORIZON 5        BLUE CHIP   GLOBAL INCOME
         PORTFOLIO             PORTFOLIO             PORTFOLIO        PORTFOLIO     PORTFOLIO
    -------------------   -------------------   -------------------   -------------------------
      YEAR      MAY 1       YEAR      MAY 1       YEAR      MAY 1       FOR THE PERIOD MAY 1
     ENDED        TO       ENDED        TO       ENDED        TO          (COMMENCEMENT OF
    DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,        OPERATIONS) TO
      1997       1996       1997       1996       1997       1996         DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------
      1.154     1.000       1.114     1.000       1.096     1.000       1.000         1.000
-----------------------------------------------------------------------------------------------
       .020      .012        .034      .018        .043      .023        .017          .036
-----------------------------------------------------------------------------------------------
       .214      .142        .151      .096        .095      .073        .098         (.007)
-----------------------------------------------------------------------------------------------
       .234      .154        .185      .114        .138      .096        .115          .029
-----------------------------------------------------------------------------------------------
       .010        --        .010        --        .010        --          --            --
-----------------------------------------------------------------------------------------------
      1.378     1.154       1.289     1.114       1.224     1.096       1.115         1.029
-----------------------------------------------------------------------------------------------
      20.48     15.37       16.77     11.37       12.70      9.59       11.54          2.87
        .93       .81         .83       .78         .97       .83         .95          1.10
-----------------------------------------------------------------------------------------------
       1.58      1.71        2.77      2.69        3.63      3.60        2.07          5.36
-----------------------------------------------------------------------------------------------
        .93      1.13         .83      1.01         .97      1.01         .95          1.10
-----------------------------------------------------------------------------------------------
       1.58      1.39        2.77      2.46        3.63      3.42        2.07          5.36
-----------------------------------------------------------------------------------------------
     16,659     3,759      22,553     5,727      14,258     2,534      18,421         2,145
-----------------------------------------------------------------------------------------------
         75        60          67        76          89        13          78           290
-----------------------------------------------------------------------------------------------
      .0517     .0458       .0501     .0455       .0525     .0490       .0597            NA
-----------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS                                                      VALUE
--------------------------------------------------------------------------------
BANKING--4.4%
--------------------------------------------------------------------------------
                              Credit Lyonnais, N.A., Inc.
                                5.78%, 1/20/98                         $  1,994
                              Swiss Bank Corp.
                                5.75%, 2/20/98                            2,500
                              --------------------------------------------------
                                                                          4,494
--------------------------------------------------------------------------------
BUSINESS LOANS--24.8%
--------------------------------------------------------------------------------
                              Broadway Capital Corp.
                                5.78%, 1/26/98                            2,988
                              Eureka Securitization, Inc.
                                5.86%, 2/24/98                            2,974
                              First Brands Corp.
                                5.82%, 1/29/98                            2,987
                              Jet Funding Corp.
                                5.84%, 2/2/98                             1,990
                              Preferred Receivables Funding Corp.
                                5.90%, 1/23/98                            2,989
                              Sheffield Receivables Corp.
                                5.89%, 2/6/98                             2,983
                              Thunder Bay Funding, Inc.
                                5.93%, 2/13/98                            2,979
                              Windmill Funding Corp.
                                5.84%, 3/26/98                            2,960
                              Working Capital Management Co., L.P.
                                6.28%, 2/25/98                            1,981
                              --------------------------------------------------
                                                                         24,831
--------------------------------------------------------------------------------
CAPITAL AND EQUIPMENT
LENDING--12.9%
--------------------------------------------------------------------------------
                              BTM Capital Corp.
                                5.79%, 1/26/98                            1,992
                              Eiger Capital Corp.
                                5.84%, 2/13/98                            2,979
                              Golden Manager's Acceptance Corp.
                                5.90%, 1/23/98                            2,989
                              IBM Credit Corp.
                                5.71%, 1/14/98                            2,495
                           (a)Sanwa Business Credit Corp.
                                5.98%, 1/16/98                            2,500
                              --------------------------------------------------
                                                                         12,955
--------------------------------------------------------------------------------
CAPTIVE BUSINESS
LENDING--7.0%
--------------------------------------------------------------------------------
                           (a)FINOVA Capital Corp.
                                6.03%, 1/13/98                            2,000
                              Girsa Funding Corp.
                                5.86%, 2/2/98                             1,990
                              Sony Capital Corp.
                                5.89%, 1/7/98                             2,997
                              --------------------------------------------------
                                                                          6,987
--------------------------------------------------------------------------------
CONSUMER LENDING--6.0%
--------------------------------------------------------------------------------
                           (a)Countrywide Home Loans
                                6.16%, 1/23/98                         $  2,001
                              NS Finance, Inc.
                                6.07%, 1/29/98                              995
                              Transamerica Finance Corp.
                                5.77%, 1/29/98                            2,987
                              --------------------------------------------------
                                                                          5,983
--------------------------------------------------------------------------------
DIVERSIFIED FINANCE--8.9%
--------------------------------------------------------------------------------
                              Dynamic Funding Corp.
                                6.08%, 2/4/98                             2,983
                              Old Line Funding Corp.
                                5.94%, 1/21/98                            2,990
                              Xerox Credit Corp.
                                5.78%, 1/13/98                            2,994
                              --------------------------------------------------
                                                                          8,967
--------------------------------------------------------------------------------
FINANCIAL SERVICES--12.0%
--------------------------------------------------------------------------------
                           (a)Bear Stearns Cos., Inc.
                                5.96%, 1/20/98                            2,000
                           (a)Goldman Sachs Group, L.P.
                                5.85%, 1/12/98                            2,000
                        (a)(b)Lehman Brothers Holdings, Inc.
                                5.95%, 1/21/98                            2,000
                           (a)Merrill Lynch & Co., Inc.
                                5.96%, 1/5/98                             2,000
                           (a)Morgan Stanley, Dean Witter,
                              Discover & Co.
                                 5.93%, 1/20/98                           2,000
                              Nomura Holding America, Inc.
                                 5.78%, 1/20/98                           1,994
                              --------------------------------------------------
                                                                         11,994
--------------------------------------------------------------------------------
 HEALTH CARE--3.0%
--------------------------------------------------------------------------------
                              A.H. Robins Co., Inc.
                                5.81%, 1/28/98                            2,987
                              --------------------------------------------------
--------------------------------------------------------------------------------
MANUFACTURING/
INDUSTRIAL--3.0%
--------------------------------------------------------------------------------
                              Du Pont de Nemours and Co.
                                5.79%, 1/16/98                            2,993
                              --------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
                                                                         VALUE
--------------------------------------------------------------------------------
UTILITIES--6.0%
--------------------------------------------------------------------------------
                              Frontier Corp.
                                6.16%, 1/14/98                         $  2,993
                              MCI Communications Corp.
                                5.84%, 2/17/98                            2,977
                              --------------------------------------------------
                                                                          5,970
                              --------------------------------------------------
--------------------------------------------------------------------------------
                              TOTAL CORPORATE
                              OBLIGATIONS--88.0%
                              (AVERAGE MATURITY: 38 DAYS)                88,161
                              --------------------------------------------------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND BANK NOTES
--------------------------------------------------------------------------------
                           (a)Bank One
                                5.88%, 1/6/98                             1,999
                           (a)Comerica Bank
                                5.67%, 1/2/98                             2,000
                           (a)CoreStates Bank, N.A.
                                5.97%, 1/5/98                             1,000
                           (a)Mellon Bank Corp.
                                5.68%, 2/9/98                             1,999
                           (a)Morgan Guaranty Trust Co. of New York
                                5.63%, 1/2/98                             2,000
                           (a)PNC Bank Corp.
                                5.62%, 1/2/98                             2,000
                              --------------------------------------------------
                              TOTAL CERTIFICATES
                              OF DEPOSIT AND BANK NOTES--11.0%
                              (AVERAGE MATURITY: 18 DAYS)                10,998
                              --------------------------------------------------
                              TOTAL INVESTMENTS--99.0%
                              (AVERAGE MATURITY: 35 DAYS)                99,159
                              --------------------------------------------------
                              CASH AND OTHER ASSETS, LESS
                              LIABILITIES--1.0%                             984
                              --------------------------------------------------
                              NET ASSETS -- 100%                       $100,143
                              --------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER MONEY MARKET PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at December 31, 1997. The dates shown represent the demand date or next interest rate change date.

(b) Illiquid security representing 2.0% of net assets at December 31, 1997.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF
        GOVERNMENT OBLIGATIONS                            SHARES      VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES
--------------------------------------------------------------------------------
     7.75%, 2000                                           6,000    $  6,242
     6.375%, 2000                                          1,000       1,013
     7.875%, 2001                                          7,000       7,486
     7.75%, 2001                                           9,000       9,520
     6.625%, 2002                                          3,340       3,450
     6.25%, 2003                                           9,150       9,357
     7.25%, 2004                                           1,750       1,888
     5.875%, 2004                                            175         177
     6.625%, 2007                                            275         291
     6.125%, 2007                                          4,525       4,651
     ---------------------------------------------------------------------------
                                                                      44,075
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
--------------------------------------------------------------------------------
     10.75%, 2003                                       $  4,265       5,215
     10.75%, 2005                                         10,495      13,648
     10.375%, 2009                                         4,865       6,081
     9.125%, 2009                                          4,870       5,693
     13.875%, 2011                                        16,180      24,616
     12.00%, 2013                                          1,800       2,653
     10.625%, 2015                                        23,300      35,015
     8.75%, 2020                                           4,000       5,335
     6.50%, 2026                                           3,100       3,310
     6.00%, 2026                                           1,030       1,029
     6.625%, 2027                                          1,900       2,063
     6.375%, 2027                                            700         739
     6.125%, 2027                                          9,100       9,353
     ---------------------------------------------------------------------------
                                                                     114,750
--------------------------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA
--------------------------------------------------------------------------------
     8.625%, 2005                                          1,500       1,687
     ---------------------------------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--20.4%
     (Cost: $156,012)                                                160,512
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
     COMMON STOCKS
--------------------------------------------------------------------------------
BASIC INDUSTRIES--1.9%
--------------------------------------------------------------------------------
     Crown Cork & Seal Co.                               100,000 shs.  5,012
     Ferro Corp.                                         175,000       4,255
     Rhone-Poulenc Rorer, ADS
        and warrants                                     135,600       3,229
     W.R. Grace & Co.                                     35,000       2,815
     ---------------------------------------------------------------------------
                                                                      15,311
--------------------------------------------------------------------------------
CAPITAL GOODS--5.5%
--------------------------------------------------------------------------------
     B.F. Goodrich Co.                                   250,000      10,359
     Emerson Electric Co.                                100,000       5,644
     General Electric Co.                                180,000      13,207
     General Motors Corp.                                 80,000       2,955
     Raytheon Co.                                         44,992       2,219
     Sundstrand Corp.                                     75,000       3,778
     Technip, S.A.                                         3,468         368
     York International Corp.                            120,000       4,748
     ---------------------------------------------------------------------------
                                                                      43,278
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                         SHARES      VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.0%
--------------------------------------------------------------------------------
     Carnival Corp.                                       44,000    $  2,437
(b)  Consolidated Stores Corp.                           117,500       5,163
     CVS Corp.                                            70,000       4,484
(b)  Federated Department Stores                          90,000       3,876
     Hilton Hotels Corp.                                 100,000       2,975
     Honeywell, Inc.                                      50,000       3,425
     Hudson's Bay Co.                                     10,200         227
     J.C. Penney Co.                                      20,000       1,206
     May Department Stores Co.                            72,000       3,794
     Philip Morris Cos.                                  180,000       8,156
     PPG Industries                                       90,000       5,140
     R. R. Donnelley & Sons Co.                          200,000       7,450
     Sears, Roebuck & Co.                                160,000       7,240
     Time Warner, Inc.                                   120,000       7,440
(b)  Toys R Us                                           100,000       3,144
     Tribune Co.                                          40,000       2,490
     Wm. Wrigley Jr. Co.                                  28,900       2,299
     ---------------------------------------------------------------------------
                                                                      70,946
--------------------------------------------------------------------------------
CONSUMER DURABLES--2.1%
--------------------------------------------------------------------------------
     Federal-Mogul Corp.                                  80,000       3,240
     Leggett & Platt, Inc.                               120,000       5,025
     Stanley Works                                       170,000       8,022
     ---------------------------------------------------------------------------
                                                                      16,287
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.5%
--------------------------------------------------------------------------------
     CPC International                                    55,000       5,940
     General Mills                                        50,000       3,581
     H.J. Heinz Co.                                       60,000       3,049
     International Flavors &
     Fragrances                                           80,000       4,120
     Kimberly-Clark Corp.                                 80,000       3,945
     PepsiCo                                             145,000       5,283
     RJR Nabisco Holdings Corp.                           50,000       1,875
     Sara Lee Corp.                                       90,000       5,068
     Seagram Company, Ltd.                                80,000       2,585
     Unilever, N.V., ADR                                 120,000       7,493
     ---------------------------------------------------------------------------
                                                                      42,939
--------------------------------------------------------------------------------
ENERGY--2.8%
--------------------------------------------------------------------------------
     AMOCO Corp.                                          25,000       2,128
     Baker Hughes, Inc.                                   60,000       2,618
     Chevron Corp.                                        60,000       4,620
     Exxon Corp.                                          83,200       5,091
     Mobil Corp.                                          70,000       5,053
     Petro-Canada                                         12,900         237
     Royal Dutch Petroleum                                40,000       2,168
     ---------------------------------------------------------------------------
                                                                      21,915
--------------------------------------------------------------------------------
FINANCE--8.1%
--------------------------------------------------------------------------------
     ADVANTA Corp.                                       101,700       2,581
     Allstate Corp.                                       40,000       3,635
     American Express Co.                                 45,000       4,016
     American General Corp.                              100,000       5,406

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------
                                         NUMBER OF
                                          SHARES               VALUE
----------------------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------------------
     AmSouth Bancorporation                50,000           $  2,716
     Beneficial Corp.                      60,000              4,988
     Compass Bancshares                    20,000                875
     First Union Corp.                     45,900              2,352
     H.F. Ahmanson & Co.                   25,000              1,673
     Hibernia Corp.                        50,000                941
     Household International               45,000              5,740
     Jefferson-Pilot Corp.                 98,600              7,678
     Morgan Stanley, Dean Witter,
       Discover & Co.                     130,000              7,686
     PNC Bank Corp.                        90,000              5,136
     Safeco Corp.                         120,000              5,850
     Summit Bancorp                        54,000              2,876
     -----------------------------------------------------------------
                                                              64,149
----------------------------------------------------------------------
HEALTH CARE--9.6%
----------------------------------------------------------------------
     Abbott Laboratories                  120,000              7,868
     ALZA Corp.                           100,000              3,181
     American Home Products Corp.          80,000              6,120
     Betz Laboratories, Inc.               55,000              3,358
     Biomet, Inc.                         190,000              4,869
     Bristol-Myers Squibb Co.              54,000              5,110
(b)  British Biotech, PLC                  14,500                 25
     Crescendo Pharmaceutical               5,000                 58
     C.R. Bard                            160,000              5,010
     Glaxo Wellcome, PLC                  140,000              6,703
(b)  HealthCare COMPARE Corp.              70,000              3,579
(b)  HEALTHSOUTH Corp.                    140,000              3,885
     Novartis                              95,000              7,695
     Perkin-Elmer Corp.                    85,000              6,040
(b)  Tenet Healthcare Corp.               160,000              5,300
     United Healthcare Corp.               70,000              3,478
     Vencor, Inc.                         140,000              3,421
     -----------------------------------------------------------------
                                                              75,700
----------------------------------------------------------------------
TECHNOLOGY--9.1%
----------------------------------------------------------------------
     AMP, Inc.                             50,000              2,100
(b)  Analog Devices                       200,000              5,538
(b)  Cisco Systems                         45,000              2,509
     Computer Associates
       International                      105,000              5,552
(b)  Computer Sciences Corp.              120,000             10,020
(b)  Compuware Corp.                      170,000              5,440
(b)  Gartner Group                        134,300              5,003
     Harris Corp.                         200,000              9,175
     Hewlett-Packard Co.                   65,000              4,063
     International Business
       Machines Corp.                      70,000              7,319
     Linear Technology Corp.               10,000                576
(b)  National Semiconductor Corp.          60,000              1,556
(b)  Oracle Corp.                         135,000              3,012
     Pitney Bowes                          45,000              4,047
(b)  Sun Microsystems                      70,000              2,791
(b)  VIASOFT, Inc.                         70,000              2,958
     -----------------------------------------------------------------
                                                              71,659
----------------------------------------------------------------------

---------------------------------------------------------------------
                                          NUMBER OF
                                          SHARES OR
                                          PRINCIPAL
                                           AMOUNT              VALUE
---------------------------------------------------------------------
TRANSPORTATION--1.5%
---------------------------------------------------------------------
     CSX Corp.                              90,000          $   4,860
(b)  Federal Express Corp.                  40,000              2,442
     Norfolk Southern Corp.                135,000              4,160
     ----------------------------------------------------------------
                                                               11,462
---------------------------------------------------------------------
UTILITIES--3.9%
---------------------------------------------------------------------
     Ameritech Corp.                        60,000              4,830
     AT&T                                  120,000              7,350
     Canadian Pacific, Ltd.                100,000              2,725
     Cincinnati Bell, Inc.                  75,300              2,334
     Enron Corp.                            80,000              3,325
     GTE Corp.                              60,000              3,135
     SBC Communications, Inc.              100,000              7,325
     ----------------------------------------------------------------
                                                               31,024
---------------------------------------------------------------------
MISCELLANEOUS--.1%
---------------------------------------------------------------------
     Femsa                                   5,100                 40
     Getronics                              18,600                593
---------------------------------------------------------------------
                                                                  633
---------------------------------------------------------------------

     ----------------------------------------------------------------
     TOTAL COMMON STOCKS--59.1%
     (Cost: $393,895)                                         465,303
---------------------------------------------------------------------
     CORPORATE OBLIGATIONS
---------------------------------------------------------------------
ASSET BACKED SECURITIES--.1%
---------------------------------------------------------------------
     Pacific Gas & Electric,
        6.42%, 2008                       $    400                401
     Southern California Edison Co.
        6.22%, 2004                            100                100
        6.28%, 2005                             50                 50
     ----------------------------------------------------------------
                                                                  551
---------------------------------------------------------------------
BASIC INDUSTRIES--1.0%
---------------------------------------------------------------------
     Case Corp.,
       6.75%, 2007                             500                508
     Euramax International,
       11.25%, 2006                          2,850              3,092
     MMI Products, Inc.,
       11.25%, 2007                            400                436
     Riverwood International,
       10.25%, 2006                          2,650              2,637
     Stone Container Corp.,
       11.875%, 2016                         1,000              1,070
     Stone Container Finance
       Corp., 11.50%, 2006                     500                520
     ----------------------------------------------------------------
                                                                8,263
---------------------------------------------------------------------
CAPITAL GOODS--.2%
---------------------------------------------------------------------
     Neenah Corp.,
       11.125%, 2007                         1,000              1,098
     Nortek,
       9.875%, 2004                             90                 92
     Raytheon Co.,
       6.75%, 2007                             650                662
     ----------------------------------------------------------------
                                                                1,852
---------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT      VALUE
-------------------------------------------------------
CONSUMER CYCLICALS--6.5%
-------------------------------------------------------
     AFC Enterprise, Inc.,
       10.25%, 2007                $    700    $    740
     AMF Group
       10.875%, 2006                  2,100       2,308
(a)    12.20%, 2006                     612         483
     American Radio System,
       9.00%, 2006                    1,260       1,340
     Cablevision Systems Corp.,
       9.25%, 2005                    1,800       1,908
     Cinemark USA, Inc.,
       9.625%, 2008                   1,360       1,408
     Cole National Group,
       9.875%, 2006                   2,640       2,825
     Comcast Cable
     Communications,
       8.875%, 2017                     300         355
     Comcast Cablevision,
       8.50%, 2027                      325         382
     Comcast Corp.,
       9.375%, 2005                   1,500       1,596
(a)  Comcast UK Cable Partners,
      Ltd., 11.20%, 2007              2,880       2,329
     Dayton Hudson Corp.,
       7.50%, 2006                      600         638
     Delco Remy International,
       10.625%, 2006                  1,000       1,080
     Empress River Casino,
       10.75%, 2002                   2,000       2,150
     Federated Department Stores,
       10.00%, 2001                   1,350       1,489
     Granite Broadcasting Corp.,
       9.375%, 2005                   1,240       1,260
     Harman International
     Industries,
       7.32%, 2007                      600         617
     Hilton Hotels Corp.
       7.375%, 2002                     500         510
       7.20%, 2007                      500         497
(a)  International CableTel, Inc.
       12.75%, 2005                     330         276
       11.50%, 2006                   2,270       1,771
     J.C. Penney Co.,
       7.95%, 2017                      600         668
     K-III Communications Corp.,
       8.50%, 2006                      750         761
     Kinder-Care Learning
      Centers, 9.50%, 2009              500         498
     News American Holdings,
       9.25%, 2013                    1,025       1,217
     Pathmark Stores,
       9.625%, 2003                   2,545       2,341
     Rogers Cantel Mobile, Inc.,
       8.80%, 2007                    2,100       2,084
     Royal Caribbean Cruises,
      Ltd., 8.25%, 2005               1,250       1,357
     Simon DeBartolo Group, Inc.,
       7.125%, 2007                     800         814
     Sinclair Broadcasting Group,
     Inc., 8.75%, 2007                  850         846
     Staples, Inc.,
       7.125%, 2007                     750         764
     Tele-Communications, Inc.,
       9.80%, 2012                      700         871
(a)  TeleWest Communications, PLC,
       11.00%, 2007                   4,020       3,136

                                     PRINCIPAL
                                      AMOUNT      VALUE
-------------------------------------------------------
CONSUMER CYCLICALS--6.5% (CONTINUED)
-------------------------------------------------------
     Time Warner Entertainment
     Co., L.P.,
       8.875%, 2012                $    425    $    496
     Time Warner, Inc.
       9.125%, 2013                     425         506
       9.150%, 2023                     450         554
     Trump Atlantic City,
       11.25%, 2006                   1,800       1,760
     USA Mobile Communications,
     Inc.,
       9.50%, 2004                    1,750       1,698
     Viacom Inc.,
       8.00%, 2006                    2,500       2,506
     Windy Hill Pet Food
     Company, Inc.,
       9.75%, 2007                    1,300       1,352
     --------------------------------------------------------------------
                                                 50,191
-------------------------------------------------------------------------
CONSUMER DURABLES--.6%
-------------------------------------------------------------------------
     Del Webb Corp.,
       9.75%, 2008                    2,600       2,720
     WestPoint Stevens,
       9.375%, 2005                   2,050       2,158
     --------------------------------------------------------------------
                                                  4,878
-------------------------------------------------------------------------
ENERGY--.4%
-------------------------------------------------------------------------
     Gulf Canada Resources, Ltd.,
       9.25%, 2004                    1,500       1,575
     USX Corp.,
       9.375%, 2012                     750         921
     Wiser Oil Co.,
       9.50%, 2007                      690         674
     --------------------------------------------------------------------
                                                  3,170
-------------------------------------------------------------------------
FINANCE--2.4%
-------------------------------------------------------------------------
     AB Spintab,
       7.50%, 2049                      800         823
     Abbey National, PLC,
       7.35%, 2049                      725         750
     ABN AMRO Bank,
       8.25%, 2009                    1,250       1,355
     Aegon, N.V.,
       8.00%, 2006                    1,000       1,096
     Banco Central Hispano
     Americano,
       7.50%, 2005                    1,070       1,116
     Continental Homes Holding
     Corp.,
       10.00%, 2006                   1,000       1,080
     Corporation Andina De
     Formento,
       7.79%, 2017                      750         777
     Crestar Financial Corp.,
       8.25%, 2002                      600         643
     Den Danske Bank,
       7.40%, 2010                    1,250       1,299
     FINOVA Capital Corp.,
       6.50%, 2002                      550         554
     Fleet Financial Group, Inc.
       8.125%, 2004                     100         108
       8.625%, 2007                     625         710
     Ford Motor Credit Corp.,
       7.75%, 2005                      600         645

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


     -----------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT        VALUE
     -----------------------------------------------------
     FINANCE--CONTINUED
     -----------------------------------------------------
     General Electric Capital
     Corp.
       8.75%, 2007                 $    350    $    409
       8.625, 2008                      400         472
     Lehman Brothers Holdings
       7.25%, 2003                      250         258
       7.375%, 2007                   1,000       1,038
     Morgan Stanley, Dean Witter,
     Discover & Co.,
       6.875%, 2007                     750         764
     NationsBank Corp.,
       9.50%, 2004                      600         697
     Peoples Bank Bridgeport,
       7.20%, 2006                      700         714
     Repsol International
     Finance,
       7.00%, 2005                    1,000       1,034
     Scotland International
     Finance Co.,
       8.80%, 2004                      250         278
     Skandinaviska Enskilda
     Banken,
       6.625%, 2049                   1,000       1,001
     Svenska Handelsbanken,
       7.125%, 2049                     650         654
     Wells Fargo & Co.,
       6.875%, 2006                     750         768

     -----------------------------------------------------
                                                 19,043
      HEALTH CARE--.5%
     -----------------------------------------------------
     MedPartners, Inc.,
       7.375%, 2006                     875         862
     Tenet Healthcare Corp.
       10.125%, 2005                  1,600       1,744
       8.625%, 2007                   1,000       1,030
     -----------------------------------------------------
                                                  3,636
     TRANSPORTATION--.4%
     -----------------------------------------------------
     Continental Airlines
       7.75%, 2014                      486         524
       6.90%, 2018                      400         407
     Hayes Wheels International,
     Inc.,
       11.00%, 2006                   1,500       1,673
     Norfolk Southern Corp.,
       7.35%, 2007                      600         638
     -----------------------------------------------------
                                                  3,242


                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
UTILITIES--.7%
----------------------------------------------------------
(a)  Call-Net Enterprises, Inc.,
       13.25%, 2004                $    500    $    458
     Commonwealth Edison
       7.375%, 2004                     850         881
       7.00%, 2005                      250         257
(a)  Diamond Cable Communication PLC,
       10.75%, 2007                   1,000         684
     Hyder, PLC,
       6.875%, 2007                     550         553
(a)  McLeod, Inc.,
       10.50%, 2007                   1,500       1,091
     U.S. West Capital Funding,
     Inc.,
       7.90%, 2027                      850         930
     WorldCom, Inc.
       7.75%, 2007                      500         534
       7.75%, 2027                      450         494
     -----------------------------------------------------
                                                  5,882
     -----------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--12.8%
     (Cost: $97,638)                            100,708
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.88% to 6.50%
     Due--January 1998
     Merrill Lynch & Co.             15,000      14,971
     Whirlpool Financial Corp.       15,000      14,989
     Other                           31,500      31,421
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--7.8%
     (Cost: $61,386)                             61,381
     -----------------------------------------------------
     TOTAL INVESTMENTS--100.1%
     (Cost: $708,931)                           787,904
     -----------------------------------------------------
     LIABILITIES, LESS OTHER ASSETS--(.1)%         (908)
     -----------------------------------------------------
     NET ASSETS--100%                          $786,996
     -----------------------------------------------------

 NOTES TO KEMPER TOTAL RETURN PORTFOLIO OF INVESTMENTS

(a) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(b) Non-income producing security.

Based on the cost of investments of $708,931,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $90,360,000, the gross unrealized depreciation was $11,387,000 and the net unrealized appreciation on investments was $78,973,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
        GOVERNMENT OBLIGATIONS         AMOUNT        VALUE
----------------------------------------------------------
U.S. TREASURY NOTE
----------------------------------------------------------
          9.125%, 1999                 $ 1,000    $  1,045
----------------------------------------------------------
REPUBLIC OF ARGENTINA
----------------------------------------------------------
          9.50%, 2002                      600         595
        --------------------------------------------------
        TOTAL GOVERNMENT OBLIGATIONS--.4%
        (Cost: $1,641)                               1,640
        --------------------------------------------------

        CORPORATE OBLIGATIONS
----------------------------------------------------------
AEROSPACE AND DEFENSE--1.8%
----------------------------------------------------------
        Airlines Pass Through Trust,
          10.875%, 2019                  2,290       2,588
        Fairchild Corp.,
          12.00%, 2001                   2,220       2,231
        L-3 Communication Corp.,
          10.375%, 2007                    450         488
        Tracor,
          8.50%, 2007                      820         838
        Valujet, Inc.,
          10.25%, 2001                     930         844
        --------------------------------------------------
                                                     6,989
----------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--13.4%
----------------------------------------------------------
        Affinity Group, Inc.,
          11.50%, 2003                   1,590       1,693
        American Banknote Corp.,
          11.25%, 2007                     800         802
        American Lawyer
          9.75%, 2007                      475         482
   (b)    12.25%, 2008                     220         124
        American Radio Systems,
          9.00%, 2006                    1,260       1,340
   (b)  Australis Holdings,
          15.00%, with warrants,
          2002                           3,945       2,152
        Big Flower Press, Inc.,
          8.875%, 2007                   2,390       2,402
        Busse Broadcasting,
          11.625%, 2000                    680         731
        Cablevision Systems Corp.
          9.25%, 2005                      620         657
          8.125%, 2009                   1,140       1,180
          9.875%, 2013                   1,145       1,270
          10.50%, 2016                   1,640       1,923
        Capstar Broadcasting
          9.25%, 2007                    1,610       1,666
   (b)    12.75%, 2009                   1,020         745
        CCA Holdings,
          13.00%, 1999                   1,000       1,430
        Century Communications Corp.
          9.50%, 2005                      300         316
          8.375%, 2007                     550         551
        Chancellor Media,
          8.125%, 2007                     600         587
   (b)  Charter Communications,
          14.00%, 2007                   1,870       1,482
        Comcast Corp.,
          9.125%, 2006                   2,180       2,311

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--CONTINUED
----------------------------------------------------------
   (b)  Comcast UK Cable Partners, Ltd.,
          11.20%, 2007                 $ 4,630    $  3,745
   (b)  Diamond Cable Communication, PLC
          13.25%, 2004                   1,990       1,791
          11.75%, 2005                   1,120         869
          10.75%, 2007                     890         609
        EZ Communications,
          9.75%, 2005                      590         652
        Foxkids Worldwide
   (b)    10.25%, 2007                   1,600         944
          9.25%, 2007                    1,350       1,313
        Frontiervision
          11.00%, 2006                   1,260       1,402
   (b)    11.875%, 2007                    800         588
        Granite Broadcasting Corp.,
          10.375%, 2005                    670         704
   (b)  International Cabletel,
        Inc.,
          12.75%, 2005                   4,300       3,591
        Newsquest Capital, PLC,
          11.00%, 2006                     960       1,077
        NTL,
          10.00%, 2007                     550         579
        Perry-Judd,
          10.625%, 2007                    450         468
        Salem Communications Corp.,
          9.50%, 2007                      770         787
        Sinclair Broadcasting Group, Inc.
          9.00%, 2007                      350         357
          8.75%, 2007                      940         935
        Star Choice,
          13.00%, 2005                     750         774
        Sullivan Broadcasting
          10.25%, 2005                     410         441
          13.25%, 2006                     810       1,079
   (b)  Telegroup, Inc.
          10.50%, 2004                     350         273
        TeleWest Communications, PLC
          9.625%, 2006                   1,200       1,260
   (b)    11.00%, 2007                   3,715       2,898
   (b)  Transwestern Holdings,
          11.875%, 2008                    520         312
        Transwestern Publishing,
          9.625%, 2007                     760         790
   (b)  UIH Australia Pacific, Inc.,
          14.00%, with warrants, 2006      750         496
        --------------------------------------------------
                                                    52,578
----------------------------------------------------------
BUSINESS SERVICES--1.5%
----------------------------------------------------------
        Corporate Express, Inc.,
          9.125%, 2004                   1,300       1,326
        Outdoor Systems
          9.375%, 2006                   1,785       1,901
          8.875%, 2007                   1,740       1,818
        Universal Outdoor Holdings, Inc.,
          9.75%, 2006                      880         986
        --------------------------------------------------
                                                     6,031

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
CHEMICALS AND AGRICULTURE--3.2%
----------------------------------------------------------
        Agriculture, Mining and
        Chemicals, Inc.,
          10.75%, 2003                 $   940    $  1,006
        Atlantis Group, Inc.,
          11.00%, 2003                   1,735       1,761
        Climachem,
          10.75%, 2007                     500         516
        Hines Horticulture,
          11.75%, 2005                     610         674
        Huntsman Polymer Corp.
          11.75%, 2004                   2,180       2,442
        NL Industries, Inc.
          11.75%, 2003                   1,330       1,473
   (b)    13.00%, 2005                   1,350       1,350
        Terra Industries, Inc.,
          10.50%, 2005                     840         902
        Texas Petrochemicals,
          11.125%, 2006                  1,040       1,134
        UCC Investors Holdings, Inc.
          10.50%, 2002                     840         952
          11.00%, 2003                     300         320
        --------------------------------------------------
                                                    12,530
----------------------------------------------------------
COMMUNICATIONS--12.3%
----------------------------------------------------------
   (b)  Call-Net Enterprises, Inc.
          13.25%, 2004                     460         421
          9.27%, 2007                    1,050         715
   (b)  Cellular, Inc.,
          11.75%, 2003                   1,795       1,817
        Comcast Cellular Holdings, Inc.,
          9.50%, 2007                    3,510       3,659
   (b)  Comcel,
          13.125%, with warrants,
          2003                           2,200       1,799
        CommNet Cellular,
          11.25%, 2005                     730         832
        Dobson Communication Corp.,
          11.75%, 2007                   2,500       2,644
        Econophone, Inc.,
          13.50%, with warrants,
          2007                           1,260       1,443
        Esprit Telecom,
          11.50%, 2007                     925         953
        GCI General Communication,
          9.75%, 2007                    1,520       1,581
        HighwayMaster
        Communications, Inc.,
          13.75%, with warrants,
          2005                             730         750
   (b)  ICG Holdings,
          13.50%, 2005                   2,820       2,284
        Interamerica Communications,
          14.00%, 2007                     280         283
        Intermedia Capital Partners,
          11.25%, 2006                   1,300       1,453

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
COMMUNICATIONS--CONTINUED
----------------------------------------------------------
        Intermedia Communications of
        Florida, Inc., with warrants
        expiring 2000
   (b)    12.50%, 2006                 $   660    $    518
   (b)    11.25%, 2007                   2,700       1,924
          8.875%, 2007                     570         709
        McLeod, Inc.
   (b)    10.50%, 2007                   2,320       1,688
          9.25%, 2007                      870         914
        Metronet Communications
          12.00%, 2007                     550         632
   (b)    10.75%, 2007                     630         384
        MGC Communications,
          13.00%, 2004                   1,290       1,293
   (b)  Millicom International
        Cellular, S.A.,
          13.50%, 2006                   2,410       1,771
        Netia Holdings
          10.25%, 2007                     225         215
          11.25%, 2007                     345         195
   (b)  Nextel Communications
          10.65%, 2007                     590         375
          9.75%, 2007                    2,630       1,611
        Nextlink Communications,
          12.50%, 2006                     850         972
        Primus Telecommunications Group,
          11.75%, with warrants,
          2004                           1,000       1,080
   (b)  PTC International Finance, B.V.,
          10.75%, 2007                   1,810       1,177
        RCN Corp.
   (b)    11.125%, 2007                    820         513
          10.00%, 2007                   1,080       1,118
        Rogers Cantel
          8.80%, 2007                      630         625
          9.375%, 2008                     700         737
          9.75%, 2016                    1,830       1,958
        Teligent,
          11.50%, 2007                     800         800
        USA Mobile Communications,
        Inc. II
          14.00%, 2004                     880         977
          9.50%, 2004                      585         567
        Vanguard Cellular Systems,
          9.375%, 2006                   1,280       1,331
        Western Wireless
          10.50%, 2006 and 2007          1,940       2,098
        Winstar Equipment,
          12.50%, 2004                   1,180       1,324
        --------------------------------------------------
                                                    48,140

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
CONSTRUCTION MATERIALS--4.3%
----------------------------------------------------------
        Airxcel,
          11.00%, 2007                 $   840    $    865
        American Standard, Inc.
   (b)    10.50%, 2005                   1,110       1,127
          9.25%, 2016                    1,445       1,503
   (b)  Building Materials
        Corporation of America,
          11.75%, 2004                   3,895       3,681
        Desa International,
          9.875%, 2007                   1,250       1,281
        Falcon Building Products, Inc.,
          9.50%, 2007                    1,120       1,165
        Kevco,
          10.375%, 2007                    925         945
        Nortek, Inc.
          9.875%, 2004                   1,240       1,265
          9.125%, 2007                   1,470       1,487
        Triangle Pacific Corp.,
          10.50%, 2003                   2,185       2,302
        Waxman Industries, Inc.
   (b)    12.75%, 2004                     400         362
   (a)    52,274 warrants, expiring
          2004                                          89
        Werner Holdings,
          10.00%, 2007                     750         773
        --------------------------------------------------
                                                    16,845
----------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--10.8%
----------------------------------------------------------
        AFC Enterprises, Inc.,
          10.25%, 2007                   1,970       2,083
        Allied Waste Industries
          10.25%, 2006                     790         870
   (b)    11.30%, 2007                   1,770       1,246
        Ameriking,
          10.75%, 2006                     920         966
        AMF Bowling World
   (b)    12.25%, 2006                   1,800       1,422
          10.875%, 2006                  2,890       3,175
        Avondale Mills,
          10.25%, 2006                   1,670       1,791
        Cinemark USA, Inc.,
          9.625%, 2008                     980       1,014
        Coinmach Corp.,
          11.75%, 2005                   3,430       3,807
   (b)  Crown Castle International Corp.,
          10.625%, 2007                  2,500       1,562
        Doskocil Manufacturing Co.,
          10.125%, 2007                    850         880
        Dyersburg Corp.,
          9.75%, 2007                      590         618
        Flagstar Corp.
          10.75%, 2001                     780         798
          10.875%, 2002                    480         494
        Hedstrom Corp.,
          10.00%, 2007                     370         373
        Herff Jones, Inc.,
          11.00%, 2005                     900         981
        Hollywood Entertainment Corp.,
          10.625%, 2004                  1,115       1,087
        Kinder-Care Learning Centers,
          9.50%, 2009                    3,080       3,065
        Knoll, Inc.,
          10.875%, 2006                    676         757
        Krystal Co.,
          10.25%, 2007                     490         502

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--CONTINUED
----------------------------------------------------------
        NBTY, Inc.,
          8.625%, 2007                 $ 1,000    $  1,000
        Perkins Finance,
          10.125%, 2007                    600         603
        Pillowtex Corp.,
          9.00%, 2007                      500         513
        Premier Parks, Inc.,
          12.00%, 2003                     780         867
        Riddell Sports, Inc.,
          10.50%, 2007                   1,095       1,136
        Scovill Fasteners,
          11.25%, 2007                     800         818
   (b)  Sealy Mattress,
          10.875%, 2007                    500         304
   (b)  Six Flags Theme Park,
          12.25%, 2005                   3,850       4,100
        Van De Kamps, Inc.,
          12.00%, 2005                     900       1,004
        West Point Stevens, Inc.,
          9.375%, 2005                   3,300       3,473
        Windy Hill Pet Food Company, Inc.,
          9.75%, 2007                      770         801
        --------------------------------------------------
                                                    42,110
----------------------------------------------------------
DRUGS AND HEALTH CARE--3.5%
----------------------------------------------------------
        Dade International Inc.,
          11.125%, 2006                  1,730       1,912
        Genesis Eldercare,
          9.00%, 2007                    1,680       1,649
        Graham-Field Health,
          9.75%, 2007                      560         588
        Integrated Health Services, Inc.,
          9.50%, 2007                    1,150       1,182
        Packard Bioscience,
          9.375%, 2007                     400         384
   (b)  Paragon Health Networks,
          10.50%, 2007                   2,170       1,340
        Tenet Healthcare
          10.125%, 2005                  3,530       3,848
          8.00%, 2005                      590         600
          8.625%, 2007                     610         628
        Vencor,
          8.625%, 2007                   1,570       1,574
        --------------------------------------------------
                                                    13,705
----------------------------------------------------------
ENERGY AND RELATED SERVICES--6.4%
----------------------------------------------------------
       AEI Holdings,
          10.00%, 2007                     550         567
        Bellweather Exploration Co.,
          10.875%, 2007                    990       1,084
        Benton Oil & Gas Co.
          11.625%, 2003                  1,515       1,670
          9.375%, 2007                   1,170       1,196
        Clark Refining,
          8.875%, 2007                     600         608
        Coda Energy,
          10.50%, 2006                   1,460       1,582
        Dailey Petro Service,
          9.75%, 2007                      800         840
        Espirito Santo,
          10.00%, 2007                   1,670       1,495
        Ferrellgas Partners, L.P.,
          9.375%, 2006                   1,000       1,065

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
ENERGY AND RELATED SERVICES--CONTINUED
----------------------------------------------------------
        Forcenergy Gas Exploration
          9.50%, 2006                  $ 1,470    $  1,567
          8.50%, 2007                    1,520       1,535
        National Energy Corp.,
          10.75%, 2006                     800         830
        Ocean Energy,
          9.75%, 2006                      490         538
        Pacalta Resources, Ltd.,
          10.75%, 2004                   1,900       1,843
        Parker Drilling Corp.,
          9.75%, 2006                    1,140       1,226
        Plains Resources,
          10.25%, 2006                   1,300       1,398
        Rutherford-Moran Oil Corp.,
          10.75%, 2004                     570         580
        Stone Energy Corp.,
          8.75%, 2007                      620         632
        United Meridian Corp.,
          10.375%, 2005                  1,920       2,131
        Vintage Petroleum
          9.00%, 2005                    1,635       1,700
          8.625%, 2009                     400         416
        Wiser Oil Co.,
          9.50%, 2007                      460         450
        --------------------------------------------------
                                                    24,953
----------------------------------------------------------
FINANCIAL SERVICES, HOME BUILDING AND REAL ESTATE--3.8%
----------------------------------------------------------
        Continental Homes Holding,
          10.00%, 2006                     496         536
        Del Webb Corp.,
          9.75%, 2008                    1,590       1,663
        Donaldson, Lufkin & Jenrette
          5.984%, 2002                   1,400       1,392
        DVI, Inc.,
          9.875%, 2004                     520         545
        Emergent Group,
          10.750%, 2004                    620         618
        Forecast Group, L.P.,
          11.375%, 2000                    765         711
        Fortress Group,
          13.75%, 2003                     880         990
        Hovnanian Enterprises,
          11.25%, 2002                   1,858       1,939
        Intertek Finance,
          10.25%, 2006                     940         989
        Kaufman & Broad Home Corp.
          7.75%, 2004                    1,000         994
          9.625%, 2006                     310         328
        New Millen Home Building,
          12.00%, 2004                     220         218
        Presley Cos.,
          12.50%, 2001                   1,275       1,227
        Southern Pacific Funding,
          11.50%, 2004                     530         519
        UDC Homes,
          12.50%, 2000                     970         980
        Williams Scotsman, Inc.,
          9.875%, 2007                   1,300       1,345
        --------------------------------------------------
                                                    14,994
----------------------------------------------------------
HOTELS AND GAMING--2.3%
----------------------------------------------------------
        Eldorado Resorts,
          10.50%, 2006                   2,010       2,201

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
HOTELS AND GAMING--CONTINUED
----------------------------------------------------------
        Empress River Casino,
          10.75%, 2002                 $ 1,640    $  1,763
        Harvey's Casino Resorts,
          10.625%, 2006                    740         807
        HMH Properties
          9.50%, 2005                    1,650       1,749
          8.875%, 2007                     750         786
        Players International,
          10.875%, 2005                    660         713
        Trump Atlantic City,
          11.25%, 2006                   1,049       1,017
        --------------------------------------------------
                                                     9,036
----------------------------------------------------------
MANUFACTURING, METALS AND MINING--10.8%
----------------------------------------------------------
        Aftermarket Technology,
          12.00%, 2004                   1,035       1,149
        Alvey Systems,
          11.375%, 2003                    370         393
        Bar Technologies,
          13.50%, with warrants,
          2001                           1,060       1,192
        Centaur Mining,
          11.00%, 2007                     700         703
        Collins & Aikman Corp.,
          11.50%, 2006                   1,820       2,043
        Crain Industries, Inc.,
          13.50%, 2005                   1,240       1,513
        Day International Group,
        Inc.,
          11.125%, 2005                  1,710       1,881
        Delco Remy International
          10.625%, 2006                  1,630       1,760
          8.625%, 2007                     750         758
        Euramax International, PLC,
          11.25%, 2006                   1,580       1,714
        Foamex, L.P.,
          9.875%, 2007                   1,930       1,949
        Fort Worth Tower,
          9.875%, 2007                     610         625
        GS Technologies
          12.00%, 2004                     380         417
          12.25%, 2005                     620         695
        Hayes Wheels International, Inc.,
          11.00%, 2006                   1,750       1,951
        IMO Industries,
          11.75%, 2006                   1,750       1,934
        Johnstown American,
          11.75%, 2005                     660         723
        JPS Automotive Products Corp.,
          11.125%, 2001                  1,780       1,985
        Koppers Industries,
          9.875%, 2007                     550         567
        MMI Products, Inc.,
          11.25%, 2007                     450         491
        Motors and Gears, Inc.,
          10.75%, 2006                   1,200       1,272
        Neenah Corp.,
          11.125%, 2007                  1,820       1,997
        Park-Ohio Industries,
          9.25%, 2007                    1,110       1,136
        Renco Metals,
          11.50%, 2003                   1,005       1,070
        Telex Communication,
          10.50%, 2007                     320         316

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
MANUFACTURING, METALS AND MINING--CONTINUED
----------------------------------------------------------
        Thermadyne Industries, Inc.
          10.25%, 2002                 $ 1,390    $  1,442
          10.75%, 2003                     626         673
        UCAR Global,
          12.00%, 2005                   2,472       2,762
        Venture Holdings,
          9.50%, 2005                    1,510       1,536
        WCI Steel, Inc.,
          10.00%, 2004                   1,240       1,266
        Wheeling-Pitt Corp.,
          9.25%, 2007                    1,800       1,737
        Weirton Steel Corp.,
          11.375%, 2004                  1,000       1,055
        Wells Aluminum Corp.,
          10.125%, 2005                  1,400       1,484
        --------------------------------------------------
                                                    42,189
----------------------------------------------------------
PAPER, FOREST PRODUCTS, AND CONTAINERS--8.0%
----------------------------------------------------------
        AEP Industries,
          9.875%, 2007                     550         565
        Berry Plastics Corp.,
          12.25%, 2004                   1,330       1,450
        BPC Holding Corp.,
          12.50%, 2006                     750         818
        BWAY Corp.,
          10.25%, 2007                     870         953
        Doman Industry,
          9.25%, 2007                      700         682
        Fonda Group,
          9.50%, 2007                      840         798
        Gaylord Container Corp.
          12.75%, 2005                   2,530       2,713
          9.75%, 2007                      690         669
        Huntsman Corp.
          9.50%, 2007                    1,700       1,776
        Maxxam Group, Inc.
   (b)    12.25%, 2003                     440         439
          11.25%, 2003                   1,653       1,760
        National Fiberstock Corp.,
          11.625%, 2002                    760         802
        Pindo Deli Finance
        Mauritius, Ltd.,
          10.75%, 2007                     600         513
        Printpack, Inc.
          9.875%, 2004                     530         563
          10.625%, 2006                  1,360       1,443
        Riverwood International
          10.25%, 2006                   1,180       1,174
          10.625%, 2007                  1,270       1,283
          10.875%, 2008                  3,785       3,596
        Specialty Paperboard,
          9.375%, 2006                     865         913
        Spinnaker Industries,
          10.75%, 2006                   1,450       1,486
        Stone Container Corp.
          9.875%, 2001                   1,600       1,588
          12.25%, 2002                   1,020       1,033
          11.50%, 2006                   2,185       2,272

                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
PAPER, FOREST PRODUCTS, AND CONTAINERS--CONTINUED
----------------------------------------------------------
        Tjiwi Kimia Finance
        Mauritius, Ltd.,
          10.00%, 2004                 $   600    $    486
        U.S. Can Corp.,
          10.125%, 2006                  1,570       1,649
        --------------------------------------------------
                                                    31,424
----------------------------------------------------------
RETAILING--3.6%
----------------------------------------------------------
       Cole National Group
          9.875%, 2006                     270         289
          8.625%, 2007                   1,090       1,083
   (a)  Color Tile, Inc.,
          10.75%, 2001                   1,470          15
        Finlay Fine Jewelry Corp.,
          10.625%, 2003                  1,945       2,042
        Guitar Center Management,
          11.00%, 2006                     880         977
        J. Crew Group
          10.375%, 2007                    880         766
   (b)    13.125%, 2008                  1,330         579
        Nine West Group,
          9.00%, 2007                      650         618
        Pamida Holdings,
          11.75%, 2003                   1,340       1,367
        Pathmark Stores
          12.625%, 2002                    490         407
          9.625%, 2003                     780         718
        Petro Shopping Centers, L.P.,
          10.50%, 2007                   2,520       2,671
        Specialty Retailers
          8.50%, 2005                      270         275
          9.00%, 2007                      470         479
        TravelCenters of
        America, Inc.,
          10.25%, 2007                   1,880       1,974
        --------------------------------------------------
                                                    14,260
----------------------------------------------------------
TECHNOLOGY--.9%
----------------------------------------------------------
        Communication and Power
        Industry, Inc.,
          12.00%, 2005                     585         655
        EV International,
          11.00%, 2007                     920         938
        Viasystems, Inc.,
          9.75%, 2007                    1,700       1,755
        --------------------------------------------------
                                                     3,348
----------------------------------------------------------
TRANSPORTATION--.5%
----------------------------------------------------------
        TFM, S.A. de C.V.,
          10.25%, 2007                   1,440       1,483
   (b)  Transtar Holdings, L.P.,
          13.375%, 2003                    631         549
        --------------------------------------------------
                                                     2,032
        --------------------------------------------------
        TOTAL CORPORATE
        OBLIGATIONS--87.1%
        (Cost: $329,618)                           341,164
        --------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                       NUMBER
        COMMON AND PREFERRED STOCKS   OF SHARES    VALUE
----------------------------------------------------------
        Benedek Unit, PIK,
          preferred with warrants        5,000    $    660
   (a)  Capital Pacific Holdings         3,634           4
        Clark USA,
          PIK, preferred                 2,600         277
        Crown American Realty Trust,
          preferred                     16,400         857
   (a)  Echostar Communications
          Corp.                          7,387         124
   (a)  Empire Gas Corp.,
          warrants                       2,070          10
   (a)  Foamex International,
          warrants                         940          19
   (a)  Gaylord Container Corp.        122,950         707
   (a)  Gulf States Steel, warrants      1,810           9
   (a)  Intelcom Group, Inc., warrants   4,851          68
        Sinclair Capital, preferred     13,000       1,417
   (a)  Sullivan Broadcasting           12,960         130
        --------------------------------------------------
        TOTAL COMMON AND
        PREFERRED STOCKS--1.1%
        (Cost: $3,437)                               4,282
        --------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT      VALUE
        --------------------------------------------------
        MONEY MARKET INSTRUMENTS
        Yield--5.88% to 6.51%
        Due--January 1998
        Cooper Industries, Inc.        $14,000    $ 13,990
        Whirlpool Financial Corp.       10,000       9,993
        Other                           13,753      13,731
        --------------------------------------------------
        TOTAL MONEY MARKET
        INSTRUMENTS--9.6%
        (Cost: $37,715)                             37,714
        --------------------------------------------------
        TOTAL INVESTMENTS--98.2%
        (Cost: $372,411)                           384,800
        --------------------------------------------------
        CASH AND OTHER ASSETS, LESS
        LIABILITIES--1.8%                            6,864
        --------------------------------------------------
        NET ASSETS--100%                          $391,664
        --------------------------------------------------

 NOTES TO KEMPER HIGH YIELD PORTFOLIO OF INVESTMENTS

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $372,411,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $16,096,000, the gross unrealized depreciation was $3,707,000 and the net unrealized appreciation on investments was $12,389,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   NUMBER OF
            COMMON STOCKS           SHARES          VALUE
----------------------------------------------------------
BASIC INDUSTRIES--1.1%
----------------------------------------------------------
(a)  Femsa                           17,400    $    137
(a)  USA Waste Services             150,300       5,899
     -----------------------------------------------------
                                                  6,036
----------------------------------------------------------
CAPITAL GOODS--.1%
----------------------------------------------------------
     -----------------------------------------------------
     Technip, S.A.                    4,634         491
----------------------------------------------------------
COMPUTER SYSTEMS AND SOFTWARE--16.1%
----------------------------------------------------------
(a)  Cadence Design Systems         476,000      11,662
     Compaq Computer Corp.           98,650       5,568
(a)  Electronic Arts                351,800      13,302
(a)  Gartner Group                  398,600      14,848
     Hewlett-Packard Co.            130,100       8,131
     International Business
       Machines Corp.                11,500       1,202
(a)  Oracle Corp.                   152,800       3,409
(a)  Parametric Technology Corp.    201,600       9,551
(a)  PeopleSoft, Inc.               178,400       6,958
(a)  Sterling Commerce, Inc.        242,800       9,333
(a)  Sun Microsystems               163,700       6,528
     -----------------------------------------------------
                                                 90,492
----------------------------------------------------------
CONSUMER CYCLICALS--13.1%
----------------------------------------------------------
(a)  AutoZone                       246,000       7,134
     Dayton Hudson Corp.            145,100       9,794
(a)  Federated Department Stores    271,700      11,700
     Hilton Hotels Corp.            200,000       5,950
     Hudson's Bay Co.                16,700         372
     J.C. Penney Co.                 34,600       2,087
     Lowes Companies                 95,900       4,573
     May Department Stores Co.      231,200      12,181
(a)  Tommy Hilfiger Corp.           199,600       7,011
(a)  Toys R Us                      412,500      12,968
     -----------------------------------------------------
                                                 73,770
----------------------------------------------------------
CONSUMER STAPLES--3.9%
----------------------------------------------------------
     Avon Products                   63,900       3,922
     Gillette Co.                    71,500       7,181
     International Flavors &
       Fragrances                   120,400       6,201
     Wm. Wrigley Jr. Co.             54,800       4,360
     -----------------------------------------------------
                                                 21,664

----------------------------------------------------------
ENERGY--4.9%
----------------------------------------------------------
     Baker Hughes, Inc.             289,200      12,616
     BJ Services Co.                 24,500       1,762
     Halliburton Co.                104,500       5,427
     Schlumberger, Ltd.              99,000       7,970
(a)  Transocean Offshore, Inc.          400          19
     -----------------------------------------------------
                                                 27,794

                                   NUMBER OF
                                    SHARES      VALUE
----------------------------------------------------------
FINANCE--14.4%
----------------------------------------------------------
     ADVANTA Corp                   225,900    $  5,732
     American Express Co.            60,800       5,426
     Banc One Corp.                 209,400      11,373
     Citicorp                         4,100         518
     Corestates Financial            18,100       1,449
     First Union Corp.              151,700       7,775
     Hartford Financial Services     40,000       3,743
     Household International         71,100       9,070
     Merrill Lynch & Co.             28,900       2,108
     Morgan Stanley, Dean Witter,
       Discover & Co.               202,300      11,961
     NationsBank                    235,300      14,309
     PNC Bank Corp.                 103,800       5,923
     Washington Mutual, Inc.         29,400       1,876
     -----------------------------------------------------
                                                 81,263
----------------------------------------------------------
HEALTH CARE--23.3%
----------------------------------------------------------
     ALZA Corp.                     179,700       5,717
     American Home Products
       Corp.                        134,800      10,312
(a)  Amgen, Inc.                    228,000      12,341
     Baxter International           131,900       6,653
(a)  Biogen                         302,000      10,985
(a)  Boston Scientific Corp.        109,100       5,005
     Bristol-Myers Squibb Co.       112,200      10,617
(a)  Crescendo Pharmaceutical         8,985         104
     Eli Lilly & Co.                132,000       9,191
     Medtronic, Inc.                138,800       7,261
     Perkin-Elmer Corp.             161,100      11,448
     SmithKline Beecham Group       161,800       8,323
     United Healthcare Corp.        396,800      19,716
     Warner-Lambert Co.             108,900      13,504
     -----------------------------------------------------
                                                131,177
----------------------------------------------------------
SEMICONDUCTORS AND NETWORKING--13.3%
----------------------------------------------------------
     AMP, Inc.                      180,200       7,568
(a)  Analog Devices                 225,500       6,244
(a)  Applied Materials, Inc.         89,800       2,705
(a)  Ascend Communications, Inc.    114,300       2,800
(a)  Cisco Systems                  210,700      11,747
     Intel Corp.                    157,000      11,029
     Linear Technology Corp.         78,200       4,506
(a)  Microchip Technology           192,200       5,766
(a)  National Semiconductor Corp.   205,400       5,328
(a)  Teradyne, Inc.                 185,600       5,939
     Texas Instruments               57,600       2,592
(a)  3Com Corp.                     115,500       4,035
     United Technologies             66,000       4,806
     -----------------------------------------------------
                                                 75,065
----------------------------------------------------------
TELECOMMUNICATIONS--3.9%
----------------------------------------------------------
     CBS, Inc.                      197,000       5,799
(a)  Nokia Corp.                     31,500       2,205
(a)  Tellabs, Inc.                  111,500       5,896
(a)  WorldCom, Inc.                 260,900       7,892
     -----------------------------------------------------
                                                 21,792

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

     -----------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
     -----------------------------------------------------
     -----------------------------------------------------
     TRANSPORTATION--2.0%
     -----------------------------------------------------
     CSX Corp.                      106,700    $  5,762
     Norfolk Southern Corp.         182,100       5,611
     -----------------------------------------------------
                                                 11,373
     -----------------------------------------------------
     TOTAL COMMON STOCKS--96.1%
     (Cost: $501,837)                           540,917
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--2.3%
     Yield--6.15%
     Due--January 1998
     (Cost: $12,991)                $13,000      12,991
     -----------------------------------------------------
     TOTAL INVESTMENTS--98.4%
     (Cost: $514,828)                           553,908
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--1.6%                       9,108
     -----------------------------------------------------
     NET ASSETS--100%                          $563,016
     -----------------------------------------------------

 NOTES TO KEMPER GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $514,828,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $59,414,000, the gross unrealized depreciation was $20,334,000 and the net unrealized appreciation on investments was $39,080,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                          COUPON                PRINCIPAL
GOVERNMENT OBLIGATIONS                              TYPE                   RATE     MATURITY     AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT
NATIONAL MORTGAGE
ASSOCIATION -- 56.9%
(Cost: $47,510)
                                     Adjustable Rate Mortgages            7.00%       2022       $ 2,470    $  2,543
                                     Pass-through Certificates            7.00      2022-2024     13,556      13,703
                                                                          7.50      2022-2027     10,904      11,212
                                                                          8.00      2016-2027     12,355      12,856
                                                                          8.50      2016-2028      4,111       4,329
                                                                          9.00      2016-2027      3,200       3,429
                                                                          9.50      2013-2022        528         571
                                                                         10.00           2016        586         645
                                     -------------------------------------------------------------------------------
                                                                                                              49,288
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY
SECURITIES -- 12.2%
(Cost: $10,843)
                                     Notes                                8.75           2000      5,000       5,367
                                                                          7.875          2001      1,000       1,069
                                                                          7.00           2006      1,600       1,728
                                     Bonds                               11.875          2003        870       1,131
                                                                          9.125          2009        484         566
                                                                          9.125          2018        555         756
                                     -------------------------------------------------------------------------------
                                                                                                              10,617
--------------------------------------------------------------------------------------------------------------------
FEDERAL HOME
LOAN MORTGAGE
CORPORATION -- 10.0%
(Cost: $8,059)
                                     Pass-through Certificates            7.00      2023-2024      8,605       8,711
                                     -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 9.3%
(Cost: $7,911)
                                     Pass-through Certificates            6.50           2025        502         496
                                                                          7.00           2028      5,000       5,036
                                                                          7.50           2025      1,644       1,683
                                                                          8.00      2024-2025        788         816
                                     -------------------------------------------------------------------------------
                                                                                                               8,031
--------------------------------------------------------------------------------------------------------------------
CANADIAN PROVINCIAL
OBLIGATIONS -- 1.3%
(Cost: $1,094)
                                     Province of Ontario                  7.625          2004        500         537
                                     Province of Quebec                   8.625          2005        500         562
                                     -------------------------------------------------------------------------------
                                                                                                               1,099
                                     -------------------------------------------------------------------------------
                                     TOTAL GOVERNMENT OBLIGATIONS--89.7%
                                     (Cost: $75,417)                                                          77,746
                                     -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------

                                                                              COUPON                PRINCIPAL
                                                        TYPE                   RATE     MATURITY     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
(a) CORPORATE
    OBLIGATIONS -- 16.0%
                                         American Express Master Trust        7.60%       2002       $ 2,500    $  2,624
                                         Banco Central Hispano                7.50        2005           500         521
                                         Chase Credit Co.                     5.55        2003         2,500       2,460
                                         Equitable Life                       6.95        2005           500         510
                                         Ford Motor Credit                    8.00        2002           500         531
                                         Green Tree Financial Corp.           7.00        2027         2,500       2,539
                                         Nabisco, Inc.                        6.70        2002           500         505
                                         NCNB/NationsBank Corp.               9.50        2004           500         581
                                         Olympic Automobile Receivable        7.00        2004         2,500       2,558
                                         Sears Roebuck Acceptance Corp.       6.75        2005           500         509
                                         Southwestern Bell Telephone          6.625       2005           500         509
                                         -------------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--16.0%
                                         (Cost: $13,778)                                                          13,847
                                         -------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--105.7%
                                         (Cost: $89,195)                                                          91,593
                                         -------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(5.7)%                          (4,911)
                                         -------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                       $ 86,682
                                         -------------------------------------------------------------------------------

 NOTES TO KEMPER GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The portfolio may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

Based on the cost of investments of $89,195,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $2,839,000, the gross unrealized depreciation was $441,000 and the net unrealized appreciation on investments was $2,398,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
            COMMON STOCKS          OF SHARES     VALUE
----------------------------------------------------------
EUROPE
----------------------------------------------------------
     NETHERLANDS--15.8%
     Koninklijke Ahold, N.V.
       FOOD RETAILER                  198,003   $  5,167
     Aegon, N.V.
       INSURANCE COMPANY               50,911      4,533
     ING Groep, N.V.
       BANKING AND INSURANCE          106,456      4,484
     Getronics, N.V.
       INFORMATION AND
       COMMUNICATION SERVICES          96,500      3,075
     Unique International, N.V.
       TEMPORARY EMPLOYMENT           102,730      2,189
     Nedcon Groep
       MANUFACTURER OF RACKING
       SYSTEMS                         42,000      2,051
     Royal Dutch Petroleum
       PETROLEUM PRODUCER              36,260      1,991
     Vedior, N.V.
       TEMPORARY EMPLOYMENT           106,000      1,908
(a)  Baan Company, N.V.
       SERVICE SOFTWARE
       APPLICATIONS                    57,800      1,893
     Aalberts Industries, N.V.
       CAPITAL GOODS AND
       COMPONENTS                      62,059      1,638
     De Boer Unigro, N.V.
       FOOD RETAILER                   48,300      1,525
     Sligro Beheer, N.V.
       DISTRIBUTOR OF FOOD AND
       NON-FOOD PRODUCTS                9,000        564
     Beter Bed Holding, N.V.
       FURNITURE RETAILER              27,000        521
     -----------------------------------------------------
                                                  31,539
----------------------------------------------------------
UNITED KINGDOM--13.5%
----------------------------------------------------------
     Barclays, PLC
       BANKING                        199,621      5,335
     BBA Group, PLC
       DIVERSIFIED ENGINEERING
       COMPANY                        692,064      4,672
     Glaxo Wellcome, PLC
       PHARMACEUTICAL COMPANY         189,822      4,523
     Rentokil Group, PLC
       SERVICES COMPANY               960,000      4,210
     British Petroleum
       PETROLEUM PRODUCER             303,424      4,017
     Prudential Corp., PLC
       FINANCIAL SERVICES             190,000      2,308

                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
UNITED KINGDOM--CONTINUED
----------------------------------------------------------
     Marks & Spencer, PLC
       CONSUMER GOODS AND FOOD
       RETAILER                       110,000   $  1,090
(a)  British Bio-Tech Group
       PHARMACEUTICAL COMPANY         450,000        774
     -----------------------------------------------------
                                                  26,929
----------------------------------------------------------
SWITZERLAND--9.6%
----------------------------------------------------------
     Novartis
       PHARMACEUTICAL COMPANY           4,160      6,759
     Ciba Specialty Chemicals
       CHEMICAL PRODUCER               44,160      5,268
     Roche Holdings, A.G.
       PHARMACEUTICAL COMPANY             525      5,221
     Alusuisee-Lonza Holding
       ALUMINUM, CHEMICALS AND
       PACKAGING MANUFACTURER           2,000      1,910
     -----------------------------------------------------
                                                  19,158
----------------------------------------------------------
FRANCE--7.2%
----------------------------------------------------------
     Elf Aquitaine
       OIL AND GAS PRODUCER            53,800      6,290
     Carrefour, S.A.
       FOOD RETAILER                    8,400      4,405
     AXA--UAP, S.A.
       INSURANCE COMPANY               25,000      1,945
     Technip, S.A.
       ENGINEERING COMPANY             16,400      1,739
     -----------------------------------------------------
                                                  14,379
----------------------------------------------------------
GERMANY--4.9%
----------------------------------------------------------
     Mannesmann, A.G.
       CAPITAL GOODS PRODUCER           5,260      2,659
     Veba, A.G.
       ELECTRIC UTILITY                32,000      2,180
     SAP, A.G.
       COMPUTER SOFTWARE COMPANY        6,900      2,097
     Viag, A.G.
       DIVERSIFIED MANUFACTURING
       COMPANY                          3,600      1,940
     SGL CARBON, A.G.
       CHEMICAL PRODUCER                7,000        903
     -----------------------------------------------------
                                                   9,779
----------------------------------------------------------
IRELAND--4.3%
----------------------------------------------------------
     Bank of Ireland
       BANKING                        411,234      6,283
     Independent Newspapers, PLC
       PUBLISHER                      443,201      2,400
     -----------------------------------------------------
                                                   8,683

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                        NUMBER
                                       OF SHARES     VALUE
----------------------------------------------------------
SPAIN--4.2%
----------------------------------------------------------
     Banco Popular Espanol, S.A.
       BANKING                           32,400   $  2,264
     Telefonica de Espana, S.A.
       DOMESTIC AND INTERNATIONAL
       TELECOMMUNICATIONS                74,000      2,112
     Banco Santander, S.A.
       BANKING                           46,000      1,536
     Banco Bilbao Vizcaya, S.A.
       BANKING                           37,800      1,223
     Repsol, S.A.
       OIL COMPANY                       23,300        994
     Prosegur, Cia de Seguridad, S.A.
       SECURITY SERVICES PROVIDER        35,000        351
      ----------------------------------------------------
                                                     8,480
----------------------------------------------------------
ITALY--3.6%
----------------------------------------------------------
     Telecom Italia, SpA
       TELECOMMUNICATIONS PROVIDER      620,000      3,963
     Telecom Italia Mobile
       MOBILE TELECOMMUNICATIONS
       PROVIDER                         700,000      3,233
     -----------------------------------------------------
                                                     7,196
----------------------------------------------------------
SWEDEN--.6%
----------------------------------------------------------
(a)  Industri-Matematik
     International Corp.
       SERVICE SOFTWARE
       APPLICATIONS                      41,300      1,218
     -----------------------------------------------------
----------------------------------------------------------
PORTUGAL--.3%
----------------------------------------------------------
     Electricidade de Portugal, S.A.
       ELECTRICITY PROVIDER              32,000        607
     -----------------------------------------------------
     TOTAL EUROPEAN
     COUNTRIES--64.0%                              127,968
     -----------------------------------------------------
PACIFIC REGION
----------------------------------------------------------
JAPAN--11.1%
----------------------------------------------------------
     Sony Corp.
       ELECTRONICS MANUFACTURER          43,400      3,872
     Fuji Photo Film Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                      78,000      2,999
     Honda Motor Co., Ltd.
       AUTOMOBILE MANUFACTURER           72,000      2,652
     Ricoh Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                     185,000      2,305
     Toray Industries
       TEXTILE MANUFACTURER             360,000      1,620
     Shohkoh Fund & Co., Ltd.
       FINANCING COMPANY                  5,200      1,592
     Circle K Japan
       CONVENIENCE RETAILER              32,400      1,557
     Canon, Inc.
       PRECISION INSTRUMENTS
       MANUFACTURER                      58,000      1,356
     Bellsystem 24, Inc.
       TELEMARKETING FIRM                10,000      1,315
     Toppan Printing Co., Ltd.
       PRINTING SERVICES                 78,000      1,020


                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
JAPAN--CONTINUED
----------------------------------------------------------
     Murata Manufacturing
       ELECTRONICS COMPONENTS
       MANUFACTURER                      47,000   $  1,186
     Noritsu Koki Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                      30,400        753
     -----------------------------------------------------
                                                    22,227
----------------------------------------------------------
HONG KONG--1.2%
----------------------------------------------------------
     HSBC Holdings, PLC
       BANKING                           56,601      1,395
     CITIC Pacific, Ltd.
       CONGLOMERATE                     243,000        966
     -----------------------------------------------------
                                                     2,361
     -----------------------------------------------------
     TOTAL PACIFIC REGION--12.3%                    24,588
     -----------------------------------------------------
COMMONWEALTH COUNTRIES
----------------------------------------------------------
CANADA--5.8%
----------------------------------------------------------
     Petro-Canada
       OIL AND GAS COMPANY              282,700      5,195
     Hudson's Bay Co.
       DEPARTMENT STORE RETAILER        133,500      2,975
(a)  Philip Services Corp.
       RECYCLING                        166,500      2,393
(a)  Boardwalk Equities, Inc.
       REAL ESTATE COMPANY               85,000      1,056
     -----------------------------------------------------
                                                    11,619
----------------------------------------------------------
AUSTRALIA--.9%
----------------------------------------------------------
     St. George Bank, Ltd.
       BANKING                          335,575      1,909
     -----------------------------------------------------
----------------------------------------------------------
NEW ZEALAND--.3%
----------------------------------------------------------
     Restaurant Brands New
     Zealand, Ltd.
       RETAILER                         630,000        624
     -----------------------------------------------------
     TOTAL COMMONWEALTH
     COUNTRIES--7.0%                                14,152
     -----------------------------------------------------
LATIN AMERICA
----------------------------------------------------------
MEXICO--3.2%
----------------------------------------------------------
     Fomento Economico Mexicano,
     S.A. de C.V., "B," ADR
       BEER AND SOFT DRINK
       MANUFACTURER                     245,000      1,936
     Kimberly-Clark de Mexico,
     S.A. de C.V.
       PAPER PRODUCTS PRODUCER          392,700      1,861
     Grupo Elektra, S.A. de C.V., GDR
       RETAILER                         902,500      1,559
     Industries Bachoco, S.A.
       POULTRY PRODUCER                  53,250      1,038
     -----------------------------------------------------
                                                     6,394

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   NUMBER OF
                                    SHARES       VALUE
----------------------------------------------------------
BRAZIL--1.6%
----------------------------------------------------------
     Telecommunicoes Brasileiro, S.A.
       TELEPHONE COMPANY               13,500   $  1,572
     Petroleo Brasileiro, S.A.
       OIL AND GAS COMPANY          6,550,000      1,532
     -----------------------------------------------------
                                                   3,104
----------------------------------------------------------
CHILE--.5%
----------------------------------------------------------
     Supermercados Unimarc, S.A.
       FOOD RETAILER                   85,100      1,048
     -----------------------------------------------------
     TOTAL LATIN AMERICAN
     COUNTRIES--5.3%                              10,546
     -----------------------------------------------------
     TOTAL COMMON STOCKS--88.6%
     (Cost: $140,986)                            177,254
     -----------------------------------------------------



                                   PRINCIPAL
                                    AMOUNT       VALUE
----------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.80% to 5.94%
     Due--January and February 1998
     CIESCO, L.P.                     $10,000   $  9,986
     IBM Credit Corp.                   6,000      5,986
     Other                              6,200      6,188
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--11.1%
     (Cost: $22,163)                              22,160
     -----------------------------------------------------
     TOTAL INVESTMENTS--99.7%
     (Cost: $163,149)                            199,414
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--.3%                           632
     -----------------------------------------------------
     NET ASSETS--100%                           $200,046
     -----------------------------------------------------

At December 31, 1997, the Kemper International Portfolio had the following industry diversification (dollars in thousands):

                                                             VALUE           %
   -----------------------------------------------------------------------------
   Finance                                                  $ 36,829        18.5
   -----------------------------------------------------------------------------
   Consumer Cyclicals                                         30,895        15.5
   -----------------------------------------------------------------------------
   Capital Goods                                              20,825        10.4
   -----------------------------------------------------------------------------
   Energy                                                     20,019        10.0
   -----------------------------------------------------------------------------
   Health Care                                                17,277         8.6
   -----------------------------------------------------------------------------
   Technology                                                 16,882         8.4
   -----------------------------------------------------------------------------
   Utilities                                                  13,667         6.8
   -----------------------------------------------------------------------------
   Basic Industries                                           12,094         6.0
   -----------------------------------------------------------------------------
   Consumer Staples                                            8,766         4.4
   -----------------------------------------------------------------------------
   TOTAL COMMON STOCKS                                       177,254        88.6
   -----------------------------------------------------------------------------
   MONEY MARKET INSTRUMENTS, CASH AND OTHER NET ASSETS        22,792        11.4
   -----------------------------------------------------------------------------
   NET ASSETS                                               $200,046       100.0
   -----------------------------------------------------------------------------

 NOTES TO KEMPER INTERNATIONAL PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $163,149,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $41,364,000, the gross unrealized depreciation was $5,470,000 and the net unrealized appreciation on investments was $35,894,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------
                                NUMBER
COMMON STOCKS                  OF SHARES     VALUE
-----------------------------------------------------
BASIC INDUSTRIES--1.1%
-----------------------------------------------------
(a)  Casella Waste Systems,
       Inc.                      57,400        $1,514
-----------------------------------------------------
CAPITAL GOODS--1.6%
-----------------------------------------------------
(a)  Global Industries, Ltd.     70,000         1,190
(a)  Littlefuse, Inc.            42,000         1,045
     ------------------------------------------------
                                                2,235
-----------------------------------------------------
CONSUMER CYCLICALS--23.8%
-----------------------------------------------------
(a)  American Coin
       Merchandising             91,100         1,606
     American Skiing Co.        180,000         2,678
(a)  Bright Horizons
       Children's
       Center, Inc.             102,900         1,929
(a)  CapStar Hotel Co.          127,500         4,375
     Four Seasons Hotels,
       Inc.                      34,700         1,097
     Hertz Corp.                 86,500         3,482
(a)  MGM Grand                   63,000         2,272
(a)  Neiman-Marcus               51,000         1,543
(a)  Outdoor Systems, Inc.       88,250         3,387
(a)  Preview Travel, Inc.        57,100           432
(a)  Romac International         95,000         2,321
     Royal Caribbean Cruises,
       Ltd.                      76,000         4,052
(a)  SOS Staffing Service,
       Inc.                      72,600         1,370
(a)  Sportsline USA, Inc.        62,000           667
     Travis Boats                65,000         1,568
     ------------------------------------------------
                                               32,779
-----------------------------------------------------
CONSUMER DURABLES--2.4%
-----------------------------------------------------
     Noble International,
       Ltd.                      32,400           290
     U.S. Industries             98,250         2,960
     ------------------------------------------------
                                                3,250
-----------------------------------------------------
CONSUMER STAPLES--7.4%
-----------------------------------------------------
(a)  American Italian Pasta
       Co.                       58,600         1,465
     Corn Products
       International             30,000           894
(a)  Education Management
       Corp.                     34,800         1,079
(a)  Hearst-Argyle
       Television, Inc.          70,300         2,091
(a)  Jacor Communications        55,000         2,922
     Middleby Corp.             100,000           781
(a)  Whole Foods Market          19,000           971
     ------------------------------------------------
                                               10,203
-----------------------------------------------------
ENERGY--1.4%
-----------------------------------------------------
(a)  Dawson Geophysical Co.      40,600           665
(a)  Precision Drilling Corp.    50,000         1,219
     ------------------------------------------------
                                                1,884


                                NUMBER
                               OF SHARES     VALUE
-----------------------------------------------------
FINANCE--19.4%
-----------------------------------------------------
(a)  ABR Information Services    84,000       $ 2,006
     AmerUs Life Holdings,
       Inc.                      62,300         2,297
     ARM Financial Corp.         60,400         1,593
     Commercial Federal Corp.    57,000         2,027
     Executive Risk              26,500         1,850
     Financial Federal Corp.     64,800         1,531
     First Union Real Estate
       Investments              190,000         3,088
     Flag Financial Corp.        35,000           752
     Peoples Heritage
       Financial Group           57,500         2,645
     Protective Life
       Insurance Co.             30,000         1,792
     Sirrom Capital Corp.        28,500         1,485
     Spieker Properties          50,000         2,143
     Texas Regional
     Bancshares                  34,200         1,043
(a)  Trammell Crow Co.           89,900         2,315
     ------------------------------------------------
                                               26,567
-----------------------------------------------------
HEALTH CARE--11.7%
-----------------------------------------------------
     Coast Dental Services,
       Inc.                      53,600         1,286
     Concentra Managed Care,
       Inc.                      53,000         1,789
(a)  Dura Pharmaceuticals        40,000         1,835
     Hansen Orthopedic Group    115,800         1,491
(a)  Healthworld Corp.          101,300         1,222
(a)  Ocular Sciences, Inc.       29,000           761
     Omnicare, Inc.              60,000         1,860
(a)  PAREXEL International
       Corp.                     42,500         1,572
     RehabCare Group             75,000         1,988
(a)  Safeskin Corp.              40,500         2,298
     ------------------------------------------------
                                               16,102
-----------------------------------------------------
TECHNOLOGY--20.0%
-----------------------------------------------------
(a)  Advanced Fibre Co.          45,000         1,311
(a)  Analog Devices              51,500         1,426
     Belden, Inc.                61,500         2,168
(a)  Brightpoint, Inc.           65,000           902
(a)  Comverse Technology         38,500         1,502
(a)  Electronic Arts             28,000         1,059
(a)  Gartner Group               57,000         2,123
(a)  Interface Systems           61,500         1,784
(a)  Keane, Inc.                 30,000         1,219
(a)  KLA-Tencor Corp.            32,000         1,236
     Linear Technology Corp.     36,000         2,074
(a)  Microchip Technology        40,000         1,200
(a)  Natural MicroSystems
       Corp.                     39,800         1,851
     Pittway Corp.               32,000         2,228
(a)  Smart Modular
       Technologies, Inc.        30,000           690
(a)  VIASOFT, Inc.               25,000         1,056
(a)  Visio Corp.                 60,000         2,302
(a)  World Access, Inc.          55,000         1,313
     ------------------------------------------------
                                               27,444

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------
                                NUMBER OF
                                SHARES OR
                                PRINCIPAL
                                 AMOUNT       VALUE
-------------------------------------------------------
TRANSPORTATION--1.2%
-------------------------------------------------------
(a)  Knight Transportation       60,000      $  1,665
     --------------------------------------------------
     TOTAL COMMON STOCKS--90.0%
     (Cost: $112,888)                         123,643
     --------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.87% to 6.15%
     Due -- January 1998
     Cooper Industries          $ 3,000      $  2,998
     Whirlpool Financial          3,000         2,998
     Other                        6,000         5,990
     --------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--8.7%
     (Cost: $11,986)                           11,986
     --------------------------------------------------
     TOTAL INVESTMENTS--98.7%
     (Cost: $124,874)                        $135,629
     --------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--1.3%                     1,786
     --------------------------------------------------
     NET ASSETS -- 100%                      $137,415
     --------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER SMALL CAP GROWTH PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $124,874,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $13,710,000, the gross unrealized depreciation was $2,955,000 and the net unrealized appreciation on investments was $10,755,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INVESTMENT GRADE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------
                                               PRINCIPAL
GOVERNMENT OBLIGATIONS                          AMOUNT                   VALUE
---------------------------------------------------------------------------------
U.S. TREASURY NOTE
---------------------------------------------------------------------------------
     6.25%, 2003                               $     50                $       51
     U.S. TREASURY BOND
     10.75%, 2003                                   450                       552
---------------------------------------------------------------------------------
MORTGAGE BACKED SECURITY
---------------------------------------------------------------------------------
     FNMA, 7.00%, 2027                            1,089                     1,097
---------------------------------------------------------------------------------
GOVERNMENT AGENCY
---------------------------------------------------------------------------------
     Tennessee Valley Authority,
       6.25%, 2017                                  100                       100
     ----------------------------------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--11.6%
     (Cost: $1,787)                                                         1,800
     ----------------------------------------------------------------------------
CORPORATE OBLIGATIONS
---------------------------------------------------------------------------------
     AEROSPACE--2.0%
---------------------------------------------------------------------------------
     Lockheed Martin,
       7.25%, 2006                                 150                       157
     Raytheon Co.,
       6.75%, 2007                                 150                       153
     ---------------------------------------------------------------------------
                                                                             310
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--1.3%
--------------------------------------------------------------------------------
     Pacific Gas & Electric,
       6.42%, 2008                                 100                       100
     Southern California Edison Co.
       6.22%, 2004                                  50                        50
       6.28%, 2005                                  50                        50
     ---------------------------------------------------------------------------
                                                                             200
--------------------------------------------------------------------------------
BANKS--11.1%
--------------------------------------------------------------------------------
     Abbey National, PLC,
       7.35%, 2049                                  25                        26
     ABN-Amro Holding, N.V.,
       8.25%, 2009                                 100                       108
     Banco Central Hispano,
       7.50%, 2005                                 100                       104
     BCH Cayman Islands, Ltd.,
       7.70%, 2006                                  70                        74
     Capital One Bank,
       8.125%, 2000                                100                       103
     Corporation Andina De Formento,
       7.79%, 2017                                 100                       104
     Crestar Financial Corp.,
       8.25%, 2002                                 100                       107
     Den Danske Bank,
       7.40%, 2010                                  50                        52
     Fleet Financial Group, Inc.
       8.125%, 2004                                 25                        27
       8.625%, 2007                                175                       199
     Kansallis Osake Bank,
       10.00%, 2002                                100                       113
     NationsBank Corp.,
       9.50%, 2004                                 200                       232

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                               AMOUNT                    VALUE
--------------------------------------------------------------------------------
BANKS--CONTINUED
--------------------------------------------------------------------------------
     Peoples Bank Bridgeport,
       7.20%, 2006                            $    100                $      102
     Riggs National Corp.,
       8.50%, 2006                                 100                       106
     Scotland International,
       8.80%, 2004                                  50                        56
     Svenska Handelsbanken,
       7.125%, 2049                                100                       101
     Wells Fargo & Co.,
       6.875%, 2006                                100                       102
     ---------------------------------------------------------------------------
                                                                           1,716
--------------------------------------------------------------------------------
COMMUNICATIONS, MEDIA AND ELECTRONICS--7.4%
--------------------------------------------------------------------------------
     Cablevision Systems Corp.,
       7.875%, 2007                                150                       153
     Comcast Cable,
       8.875%, 2017                                 50                        59
     Comcast Cablevision,
       8.50%, 2027                                 100                       118
     News American Holdings, Inc.,
       9.25%, 2013                                 200                       238
     Tele-Communications, Inc.,
       9.80%, 2012                                 150                       187
     Time Warner
     Entertainment Co., L.P.,
       8.375%, 2023                                 75                        86
     Time Warner, Inc.
       7.25%, 2017                                  50                        51
       9.15%, 2023                                  75                        92
     Viacom, Inc.,
       7.75%, 2005                                  50                        51
     WorldCom, Inc.
       7.75%, 2007                                  50                        53
       7.75%, 2027                                  50                        55
     ---------------------------------------------------------------------------
                                                                           1,143
--------------------------------------------------------------------------------
CONSUMER PRODUCTS, SERVICES AND RETAIL--9.9%
--------------------------------------------------------------------------------
     Chrysler Corp.,
       7.45%, 2027                                 150                       160
     Dayton Hudson Corp.,
       7.50%, 2006                                 100                       106
     Dimon, Inc.,
       8.875%, 2006                                100                       107
     Federated Department Stores,
       10.00%, 2001                                200                       221
     Harman International,
       7.32%, 2007                                  75                        77
     J.C. Penney Co.
       7.95%, 2017                                 155                       173
     May Department Stores Co.,
       6.875%, 2005                                 50                        51
     Phillip Morris Cos.,
       7.20%, 2007                                 150                       155
     Royal Caribbean Cruises, Ltd.,
       8.25%, 2005                                 120                       130

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------
                                           PRINCIPAL
                                            AMOUNT                     VALUE
----------------------------------------------------------------------------
CONSUMER PRODUCTS, SERVICES AND RETAIL--CONTINUED
----------------------------------------------------------------------------
     Sears Roebuck Acceptance Corp.,
       7.00%, 2007                         $    150            $      156
     Staples, Inc.,
       7.125%, 2007                             200                   203
     -----------------------------------------------------------------------
                                                                    1,539
----------------------------------------------------------------------------
DRUGS AND HEALTH CARE--1.2%
----------------------------------------------------------------------------
     MedPartners, Inc.,
       7.375%, 2006                               40                   39
     Tenet Healthcare,
       8.625%, 2003                              150                  158
     -----------------------------------------------------------------------
                                                                      197
----------------------------------------------------------------------------
ENERGY AND CHEMICALS--1.3%
----------------------------------------------------------------------------
     Gulf Canada Resources,
       8.35%, 2006                                75                   81
     USX Corp.,
       9.375%, 2012                              100                  123
     -----------------------------------------------------------------------
                                                                      204
----------------------------------------------------------------------------
FINANCIAL SERVICES--10.0%
----------------------------------------------------------------------------
     Aegon, N.V.,
       8.00%, 2006                               200                  219
     Associates Corp.,
       6.625%, 2001                              200                  202
     Case Credit Corp.,
       6.75%, 2007                               200                  203
     Felcor Suites, L.P.
       7.375%, 2004                               75                   75
       7.625%, 2007                               25                   25
     FINOVA Capital Corp.,
       6.50%, 2002                               100                  101
     General Electric Capital Corp.
       8.75%, 2007                                50                   58
       8.625%, 2008                               50                   59
     Lehman Brothers Holdings
       7.25%, 2003                                50                   52
       7.375%, 2007                              100                  104
     Morgan Stanley, Dean Witter,
       Discover & Co.
       6.875%, 2007                              200                  204
     Simon DeBartolo,
       7.125%, 2007                              100                  102
     Tanger Properties, L.P.,
       7.875%, 2004                               50                   51
     TriNet Corporate Realty Trust,
       7.70%, 2017                               100                  104
     -----------------------------------------------------------------------
                                                                    1,559
----------------------------------------------------------------------------
TRANSPORTATION--3.1%
----------------------------------------------------------------------------
     Continental Airlines, Inc.
       7.75%, 2014                                49                   52
       6.90%, 2018                                50                   51

----------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                     VALUE
----------------------------------------------------------------------------
TRANSPORTATION--CONTINUED
----------------------------------------------------------------------------
     CSX Corp.,
       7.45%, 2007                       $    150              $      159
     Ford Motor Credit,
       7.75%, 2005                            100                     108
     Norfolk Southern Corp.,
       7.35%, 2007                            100                     106
     -----------------------------------------------------------------------
                                                                      476
----------------------------------------------------------------------------
UTILITIES--5.9%
----------------------------------------------------------------------------
     Centerior Energy,
       7.67%, 2004                            100                     104
     Cleveland Electric Illumination,
       7.43%, 2009                            100                     103
     Commonwealth Edison
       7.375%, 2004                            50                      52
       7.00%, 2005                            100                     103
     Hyder, PLC,
       6.875%, 2007                           150                     151
     Niagara Mohawk Power,
       8.00%, 2004                             50                      53
     Northwest Pipeline,
       6.625%, 2007                           100                     101
     U.S. West Capital Funding, Inc.
       7.90%, 2027                            125                     137
       7.95%, 2097                            100                     109
     -----------------------------------------------------------------------
                                                                      913
     -----------------------------------------------------------------------
     TOTAL CORPORATE
     OBLIGATIONS--53.2%
     (Cost: $8,117)                                                 8,257
     -----------------------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.60% to 5.76%
     Due--January 1998
     Federal Home Loan Mortgage Corp.       2,700                   2,692
     Federal National
     Mortgage
     Association                            2,300                   2,295
     -----------------------------------------------------------------------
     TOTAL MONEY
     MARKET INSTRUMENTS--32.2%
     (Cost: $4,987)                                                 4,987
     -----------------------------------------------------------------------
     TOTAL INVESTMENTS--97.0%
     (Cost: $14,891)                                               15,044
     -----------------------------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--3.0%                                           460
     -----------------------------------------------------------------------
     NET ASSETS--100%                                          $   15,504
     -----------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER INVESTMENT GRADE BOND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $14,891,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $155,000, the gross unrealized depreciation was $2,000 and the net unrealized appreciation on investments was $153,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
-----------------------------------------------------------
-----------------------------------------------------------
BANKS--11.5%
-----------------------------------------------------------
     Banc One Corp.                  31,200    $  1,695
     BankAmerica Corp.               15,000       1,095
     Bankers Trust New York Corp.    10,000       1,124
     Chase Manhattan Corp.           16,000       1,752
     First Union Corp.               50,400       2,583
     Golden West Financial Corp.     15,000       1,467
     Mellon Bank Corp.               30,000       1,819
     NationsBank                     38,400       2,335
     Norwest Corp.                   18,200         703
     PNC Bank, N.A.                  18,900       1,078
     Wachovia Corp.                  20,000       1,622
     Wells Fargo & Co.                4,200       1,426
     ------------------------------------------------------
                                                 18,699
-----------------------------------------------------------
BASIC INDUSTRIES--10.4%
-----------------------------------------------------------
     ALCOA                           20,000       1,407
     Crown Cork & Seal Co.           48,000       2,406
     Dow Chemical Co.                21,500       2,182
     Eastman Chemical Co.            25,000       1,489
     Georgia-Pacific Corp.           15,000         911
     Louisiana-Pacific Corp.         70,000       1,330
     Nucor Corp.                     45,000       2,174
     Praxair, Inc.                   30,000       1,350
     Sonoco Products Co.             60,000       2,081
     Timber Co.                      15,000         340
     Union Camp Corp.                21,500       1,154
     ------------------------------------------------------
                                                 16,824
-----------------------------------------------------------
CAPITAL GOODS--5.1%
-----------------------------------------------------------
     General Electric Co.            57,000       4,182
     Pitney Bowes                    16,500       1,484
     Xerox Corp.                     35,000       2,583
     ------------------------------------------------------
                                                  8,249
-----------------------------------------------------------
CONSUMER CYCLICALS--4.7%
-----------------------------------------------------------
     Honeywell                       30,000       2,055
     May Department Stores Co.       30,000       1,581
     McDonald's Corp.                50,000       2,388
     Whitman Corp.                   60,000       1,564
     ------------------------------------------------------
                                                  7,588
-----------------------------------------------------------
CONSUMER DURABLES--4.0%
-----------------------------------------------------------
     Ford Motor Co.                  78,500       3,822
     Superior Industries
       International                 99,000       2,654
     ------------------------------------------------------
                                                  6,476
-----------------------------------------------------------
CONSUMER STAPLES--4.8%
-----------------------------------------------------------
     Philip Morris Cos.             134,500       6,095
     UST, Inc.                       47,900       1,769
     ------------------------------------------------------
                                                  7,864

                                    NUMBER
                                   OF SHARES    VALUE
-----------------------------------------------------------
-----------------------------------------------------------
ENERGY--10.6%
-----------------------------------------------------------
     AMOCO Corp.                     40,700    $  3,465
     Atlantic Richfield Co.          30,000       2,404
     Chevron Corp.                   23,500       1,810
     Enron Corp.                     47,500       1,974
     Exxon Corp.                     60,000       3,671
     Kerr-McGee Corp.                30,000       1,899
     Texaco                          35,000       1,903
     ------------------------------------------------------
                                                 17,126
-----------------------------------------------------------
FINANCIAL SERVICES--13.6%
-----------------------------------------------------------
     American International Group    20,900       2,273
     BRE Properties, Inc.            60,000       1,688
     Federal Home Loan Mortgage
       Corp.                        134,600       5,645
     Federal National Mortgage
       Association                   78,600       4,485
     General Re Corp.                 8,000       1,696
     H.F. Ahmanson & Co.             25,300       1,694
     Meditrust                       39,652       1,452
     National City Corp.             20,000       1,315
     Post Properties                 45,000       1,828
     ------------------------------------------------------
                                                 22,076
-----------------------------------------------------------
HEALTH CARE--7.3%
-----------------------------------------------------------
     American Home Products Corp.    40,000       3,060
     Becton Dickinson & Co.          50,000       2,500
     Bristol-Myers Squibb Co.        30,000       2,839
     C.R. Bard                       64,500       2,020
     Glaxo Wellcome, ADR             31,200       1,494
     ------------------------------------------------------
                                                 11,913
-----------------------------------------------------------
TECHNOLOGY--3.3%
-----------------------------------------------------------
     AMP, Inc.                       67,000       2,814
     Raytheon Co.                    51,500       2,601
     ------------------------------------------------------
                                                  5,415
-----------------------------------------------------------
UTILITIES--3.1%
-----------------------------------------------------------
     GTE Corp.                       60,000       3,135
     Southern Co.                    74,000       1,915
     ------------------------------------------------------
                                                  5,050
-----------------------------------------------------------
OTHER--3.6%
-----------------------------------------------------------
     Standard & Poor's Depository
       Receipts                      60,000       5,816
     ------------------------------------------------------
     TOTAL COMMON STOCKS--82.0%
     (Cost: $118,102)                           133,096
     ------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                 VALUE
------------------------------------------------------------------------
REPURCHASE AGREEMENT--7.7%
State Street Bank, dated 12/31/97,
4.75%, due 1/2/98
Collateralized by U.S.
Treasury bonds
(Cost: $12,553)                           $  12,553             $ 12,553
------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
Yield--5.55% to 6.11%
Due--January and February
1998
CIESCO, L.P.                                  4,000                3,994
Ford Motor Credit                             3,000                2,993
GTE Corp.                                     3,000                2,982
Sheffield Receivables                         3,000                2,989
Other                                         6,077                6,051
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                 VALUE
------------------------------------------------------------------------
TOTAL MONEY MARKET
INSTRUMENTS--11.7%
(Cost: $19,011)                                                  19,009
------------------------------------------------------------------------
TOTAL INVESTMENTS--101.4%
(Cost: $149,666)                                               $164,658
------------------------------------------------------------------------
LIABILITIES, LESS CASH AND
OTHER ASSETS--(1.4)%                                             (2,278)
------------------------------------------------------------------------
NET ASSETS--100%                                               $162,380
------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO KEMPER VALUE PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $149,666,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $15,612,000, the gross unrealized depreciation was $620,000 and the net unrealized appreciation on investments was $14,992,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------
                                     NUMBER
             COMMON STOCKS          OF SHARES      VALUE
---------------------------------------------------------------
CONSUMER DISCRETIONARY--13.1%
---------------------------------------------------------------
     Applebee's International        22,900     $   414
(a)  BJ's Wholesale Club             15,100         474
(a)  Boston Chicken                  39,700         255
     Brown Group, Inc.               27,700         369
     Burlington Coat Factory          5,000          82
     Bush Industries                 11,000         286
     Carmike Cinemas                 10,700         307
     CDI Corp.                       11,100         508
     DIMON, Inc.                     24,900         654
     Finish Line, Inc.               26,900         353
     First Brands Corp.              27,100         730
     Footstar, Inc.                   5,000         134
(a)  Friedman's, Inc.                27,500         375
     Haggar Apparel Co.               9,600         151
     Harman International
       Industries                    10,800         458
     Heilig - Meyers                 13,200         158
     Herbalife International, Inc.
       Class A                        9,266         195
       Class B                       18,533         398
     Hollywood Entertainment Corp.   46,500         494
     Homebase, Inc.                  13,100         103
(a)  Lone Star Steakhouse & Saloon   26,900         471
(a)  ShopKo Stores                    5,000         109
     Springs Industries, Inc.        12,200         634
(a)  Swisher International Group,
       Inc.                           5,000          85
(a)  Tommy Hilfiger Corp.            10,000         351
(a)  Valassis Communications         12,000         444
(a)  Wet Seal                         9,500         280
(a)  Young Broadcasting Corp.        18,500         717
     ----------------------------------------------------------
                                                  9,989
---------------------------------------------------------------
CONSUMER STAPLES--.6%
---------------------------------------------------------------
(a)  Performance Food Group          18,000         428
---------------------------------------------------------------
ENERGY--5.4%
---------------------------------------------------------------
     Atmos Energy Corp.              15,800         478
(a)  Basin Exploration                7,500         133
(a)  Chieftain International, Inc.   18,000         382
     Giant Industries                11,500         219
     KCS Energy                      24,100         500
(a)  Nuevo Energy Co.                15,800         644
(a)  Seitel, Inc.                    24,800         425
(a)  Tesoro Petroleum Corp.          24,500         380
(a)  Triton Energy Corp.             11,900         347
(a)  Veritas DGC, Inc.               15,100         596
     ----------------------------------------------------------
                                                  4,104

---------------------------------------------------------------
                                     NUMBER
                                    OF SHARES    VALUE
---------------------------------------------------------------
FINANCIAL SERVICES--20.6%
---------------------------------------------------------------
(a)  Acceptance Insurance Cos.       16,100     $   389
     Ambassador Apartments           15,500         319
(a)  Amerin                          10,000         280
     Associated Banc Corp.           11,876         655
     Astoria Financial Corp.         11,800         658
     Bank Atlantic Bancorp           35,500         579
     Chartwell Re Corp.              11,900         402
     Commercial Federal Corp.        21,750         773
     Compass Bancshares               8,550         374
     Consumer Portfolio Services     12,000         115
     Cullen Frost Bankers            13,000         789
     Doral Financial Corp.           13,800         350
     Excel Realty Trust, Inc.        12,800         403
(a)  First Alliance Corp.             7,000         129
     First Commerce Corp.             8,500         572
     Fremont General Corp.           13,000         712
     HUBCO, Inc.                     12,360         484
     Imperial Credit Commercial
       Mortgage Investment           39,300         575
     Imperial Credit Industries      33,300         683
     Lawyers Title Insurance Corp.    5,000         157
     Long Island Bancorp             12,300         610
     ML Bancorp, Inc.                   800          24
     New Century Financial Co.        3,300          34
(a)  Ocwen Financial Corp.            5,000         127
     PennCorp Financial Group        10,000         357
     Peoples Heritage Financial
       Group                          4,500         207
     Redwood Trust                   21,100         430
     Reliance Group Holdings, Inc.   38,700         547
     RenaissanceRe Holdings, Ltd.     6,000         265
     Resource Bancshares Mortgage
       Group                         46,515         759
(a)  Southern Pacific Funding
       Corp.                         46,200         606
     Sovereign Bancorp                5,000         104
(a)  Trans Financial, Inc.            7,500         292
     United Companies Financial
       Corp.                         15,100         234
     UST Corp.                       10,000         278
     W.R. Berkley Corp.               9,000         395
     Webster Financial Corp.         12,100         805
     Winston Hotels                  18,000         237
     ----------------------------------------------------------
                                                 15,709
---------------------------------------------------------------
HEALTH CARE--3.4%
---------------------------------------------------------------
(a)  Apria Healthcare Group          24,500         329
(a)  CONMED Corp.                    28,800         756
(a)  Genesis Health Ventures         20,000         528
(a)  Hologic, Inc.                   16,100         333
     Integrated Health Services      21,389         667
     ----------------------------------------------------------
                                                  2,613

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                     NUMBER
                                    OF SHARES    VALUE
-----------------------------------------------------------
MATERIALS AND PROCESSING--13.7%
-----------------------------------------------------------
     AK Steel Holding Corp.          30,000     $   531
     AMCOL International             41,250         655
     Ball Corp.                      18,000         636
(a)  Buckeye Technologies, Inc.      10,000         462
     Carpenter Technology Corp.      13,300         639
     Del Webb Corp.                  13,600         354
     Elcor Corp.                     20,250         486
     Flowserve Corp.                 18,526         517
     Furon Co.                       35,400         739
(a)  Global Industrial
       Technologies, Inc.            18,000         305
     Intermet Corp.                  33,000         578
(a)  Lone Star Technologies          18,500         525
(a)  Lydall, Inc.                    22,800         445
     MascoTech                       24,500         450
     Mississippi Chemical Corp.      10,000         183
(a)  Mueller Industries, Inc.         3,500         207
     Oregon Metallurgical Corp.      23,500         784
     Quanex Corp.                    16,500         464
(a)  Shaw Group                      19,700         453
     Trinity Industries              12,200         544
(a)  Wyman-Gordon Co.                22,000         432
     ------------------------------------------------------
                                                 10,389
-----------------------------------------------------------
PRODUCER DURABLES--4.4%
-----------------------------------------------------------
     Blount International, "A"       19,000         507
     Briggs & Stratton Corp.         12,000         583
(a)  Electroglas                      5,000          77
     General Cable Corp.             19,600         709
     Pacific Scientific Co.           9,800         235
     Stewart & Stevenson Services    23,900         609
     Watts Industries, Inc.          22,500         637
     ------------------------------------------------------
                                                  3,357
-----------------------------------------------------------
TECHNOLOGY--7.2%
-----------------------------------------------------------
(a)  Altron, Inc.                    15,000         199
     Belden, Inc.                    14,000         493
(a)  Benchmark Electronics            9,600         214
     Breed Technologies, Inc.        14,200         259
(a)  Burr Brown Corp.                 8,950         287
(a)  ESS Technology                  18,000         137
(a)  EXAR Corp.                       7,100         117
(a)  HADCO Corp.                      4,800         217
(a)  HMT Technology Corp.            42,500         553
(a)  Hutchinson Technology           18,200         398
(a)  Komag, Inc.                     15,000         223

-----------------------------------------------------------
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
-----------------------------------------------------------
TECHNOLOGY--CONTINUED
-----------------------------------------------------------
(a)  Kulicke & Soffa Industries       2,500     $    47
(a)  Learning Co.                    40,900         657
(a)  MasTec, Inc.                    11,000         252
(a)  MicroAge, Inc.                   3,400          51
(a)  Read-Rite Corp.                 25,900         408
     Scientific-Atlanta              36,800         616
(a)  Tech-Sym Corp.                   7,400         188
(a)  Vanstar Corp.                   11,300         128
     ------------------------------------------------------
                                                  5,444
-----------------------------------------------------------
TRANSPORTATION--4.0%
-----------------------------------------------------------
     Airborne Freight Corp.          11,500         714
(a)  America West Holdings           36,600         682
     Borg-Warner Automotive, Inc.    12,700         660
     Fleetwood Enterprises           15,000         636
     Myers Industries                22,220         379
     ------------------------------------------------------
                                                  3,071
-----------------------------------------------------------
UTILITIES--.6%
-----------------------------------------------------------
(a)  Jones Intercable, Inc.          24,900         437
     ------------------------------------------------------
     TOTAL COMMON STOCKS--73.0%
     (Cost: $49,480)                             55,541
     ------------------------------------------------------
(b)  MONEY MARKET INSTRUMENTS
     Yield--4.98% to 6.47%
     Due--January and February 1998
     American Honda Finance Corp.    $2,000       1,996
     CIESCO, L.P.                     3,000       2,995
     Countrywide Funding Corp.        2,000       1,997
     FINOVA Capital Corp.             2,000       1,994
     General Motors Corp.             2,000       1,998
     Lehman Brothers Holdings,
       Inc.                           2,000       1,997
     Matterhorn Capital               2,000       1,984
     Sheffield Receivables            2,000       1,993
     Other                            3,100       3,088
     ------------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--26.3%
     (Cost: $20,044)                             20,042
     ------------------------------------------------------
     TOTAL INVESTMENTS--99.3%
     (Cost: $69,524)                             75,583
     ------------------------------------------------------
     CASH AND OTHER ASSETS, LESS
     LIABILITIES--.7%                               525
     ------------------------------------------------------
     NET ASSETS--100%                           $76,108
     ------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER SMALL CAP VALUE PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) The Fund has entered into exchange-traded Russell 2000 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $2,700,000 of money market instruments. As a result, approximately 76% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $69,524,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $9,300,000, the gross unrealized depreciation was $3,241,000 and the net unrealized appreciation on investments was $6,059,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER VALUE+GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                     NUMBER
             COMMON STOCKS          OF SHARES    VALUE
-----------------------------------------------------------
BASIC INDUSTRIES--5.0%
-----------------------------------------------------------
     AMP, Inc.                         9,700    $   407
     Champion International Corp.      2,000         91
     Dow Chemical Co.                  3,800        386
     Eastman Chemical Co.              3,300        197
     Georgia-Pacific Corp.             1,800        109
     Louisiana-Pacific Corp.          15,000        285
     Nucor Corp.                       7,000        338
     Praxair, Inc.                     5,000        225
     Sonoco Products Co.              14,000        486
     Timber Co.                        1,800         41
     Union Camp Corp.                  4,200        225
(a)  USA Waste Services               15,175        596
     Weyerhaeuser Co.                  2,000         98
     ------------------------------------------------------
                                                  3,484
-----------------------------------------------------------
CAPITAL GOODS--6.6%
-----------------------------------------------------------
     B.F. Goodrich Co.                 7,200        298
     Crown Cork & Seal Co.             7,000        351
     Emerson Electric Co.              9,800        553
     General Electric Co.             24,500      1,798
     Pitney Bowes, Inc.                3,000        270
     Raytheon Co.                      6,000        303
(a)  U.S. Filter Corp.                17,900        536
     Xerox Corp.                       6,000        443
     ------------------------------------------------------
                                                  4,552
-----------------------------------------------------------
CONSUMER CYCLICALS--11.1%
-----------------------------------------------------------
     American Greetings Corp.         21,000        822
(a)  AutoZone                         16,100        467
     Carnival Corp.                   16,000        886
     Dillard Department Stores        16,500        582
     May Department Stores Co.         6,500        342
(a)  MGM Grand                        19,000        685
     NIKE                             20,500        805
(a)  Nine West Group                  21,000        545
     Sears, Roebuck & Co.             14,900        674
(a)  Tommy Hilfiger Corp.             19,700        692
     V.F. Corp.                        4,000        184
     Walt Disney Co.                  10,100      1,000
     ------------------------------------------------------
                                                  7,684
-----------------------------------------------------------
CONSUMER DURABLES--1.8%
-----------------------------------------------------------
     Ford Motor Co.                   13,000        633
     Magna International, Inc.,
       "A"                             3,800        239
     Superior Industries
       International                  14,000        375
     ------------------------------------------------------
                                                  1,247
-----------------------------------------------------------
CONSUMER STAPLES--10.2%
-----------------------------------------------------------
     McDonald's Corp.                 15,000        716
     Newell Co.                       16,500        701
     PepsiCo                           6,500        237
     Philip Morris Cos.               60,500      2,741
     Procter & Gamble Co.              6,000        479
     Tricon Global Restaurants,
       Inc.                            1,050         30
     UST, Inc.                        58,200      2,150
     ------------------------------------------------------
                                                  7,054

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES    VALUE
----------------------------------------------------------
ENERGY--4.0%
----------------------------------------------------------
     AMOCO Corp.                       6,000    $   511
     Atlantic Richfield Co.            4,900        393
     Chevron Corp.                     3,700        285
     Columbia Gas System               1,800        141
     Enron Corp.                       6,000        249
     Exxon Corp.                      10,200        624
     Kerr-McGee Corp.                  4,500        285
     Royal Dutch Petroleum             2,800        152
     YPF Sociedad Anonima, ADR         4,500        154
     -----------------------------------------------------
                                                  2,794
----------------------------------------------------------
FINANCE--20.3%
----------------------------------------------------------
     American General Corp.            3,300        178
     American International Group      3,000        326
     Banc One Corp.                    6,700        364
     BankAmerica Corp.                 3,200        233
     Bankers Trust New York Corp.      1,900        214
     Bank of New York Co.              5,600        324
     Barnett Banks                     3,000        216
     Bear Stearns Cos.                11,700        556
     BRE Properties, Inc.              9,000        253
     Chase Manhattan Corp.             4,500        493
     Crestar Financial Corp.           1,400         80
     Federal Home Loan Mortgage
       Corp.                          24,700      1,036
     Federal National Mortgage
       Association                    29,100      1,660
     First Chicago NBD Corp.           4,000        334
     First Union Corp.                 4,600        236
     General Re Corp.                  3,500        742
     Golden West Financial Corp.       3,000        293
     Hartford Financial Services       6,000        561
     H.F. Ahmanson & Co.               5,000        335
     Hibernia Corp.                   34,000        640
     Jefferson-Pilot Corp.             6,100        475
     J.P. Morgan & Co.                   700         79
     KeyCorp                           1,000         71
     MBIA, Inc.                        2,400        160
     Meditrust                         3,604        132
     Merrill Lynch & Co.              12,100        882
     MGIC Investment Corp.             7,000        465
     Morgan Stanley, Dean Witter,
       Discover & Co.                 11,000        650
     NationsBank                       9,000        547
     PNC Bank Corp.                    7,000        399
     Post Properties                   8,000        325
     Republic NY Corp.                   600         67
     Safeco Corp.                      8,000        390
     Torchmark Corp.                   2,000         84
     Wells Fargo & Co.                   700        238
     -----------------------------------------------------
                                                 14,038

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES    VALUE
----------------------------------------------------------
HEALTH CARE--14.0%
----------------------------------------------------------
     Abbott Laboratories              11,500    $   754
(a)  ALZA Corp.                       34,500       1098
     American Home Products Corp.     20,500      1,568
     Astra, A.B., ADR                 36,700        631
     Baxter International              5,000        252
     Becton Dickinson & Co.            8,000        400
(a)  Biogen                           10,200        371
     Boston Scientific Corp.           6,000        275
     Bristol-Myers Squibb Co.          4,700        445
     C.R. Bard                        15,500        485
     Crescendo Pharmaceutical          1,050         12
(a)  HealthCare COMPARE Corp.         10,500        537
     Johnson & Johnson                 7,500        494
     Mallinckrodt Group               16,400        623
     Merck & Co.                      10,100      1,073
     United Healthcare Corp.          13,100        651
     -----------------------------------------------------
                                                  9,669
----------------------------------------------------------
TECHNOLOGY--22.9%
----------------------------------------------------------
(a)  Applied Materials, Inc.          29,400        886
(a)  Ascend Communications, Inc.      10,000        245
(a)  Atmel Corp.                      33,000        613
(a)  Cisco Systems                    25,350      1,413
     Compaq Computer Corp.            21,600      1,219
(a)  Computer Sciences Corp.          12,800      1,069
     Diebold                          18,500        937
     Electronic Data Systems           2,500        110
     First Data Corp.                  9,000        263
     Hewlett-Packard Co.               2,800        175
     Intel Corp.                      21,200      1,489
     Linear Technology Corp.          11,100        640
(a)  Microchip Technology             22,500        675
(a)  Novellus Systems                 14,500        469

----------------------------------------------------------
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  Parametric Technology Corp.      13,000    $   616
(a)  Quantum Corp.                    30,000        602
     Reynolds & Reynolds Co.          34,500        636
(a)  Seagate Technology               13,000        250
(a)  Sun Microsystems                 25,500      1,017
(a)  Teradyne, Inc.                   25,500        816
(a)  3Com Corp.                       37,975      1,327
(a)  Western Digital Corp.            19,900        320
     -----------------------------------------------------
                                                 15,787
----------------------------------------------------------
TRANSPORTATION--.4%
----------------------------------------------------------
     Canadian National Railway Co.     5,200        246
----------------------------------------------------------
UTILITIES--3.5%
----------------------------------------------------------
     GTE Corp.                        11,000        575
     Southern Co.                     20,000        518
(a)  WorldCom, Inc.                   42,700      1,292
     -----------------------------------------------------
                                                  2,385
     -----------------------------------------------------
     TOTAL COMMON STOCKS--99.8%
     (Cost: $64,717)                             68,940
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--1.4%
     Yield--6.45%
     Due--January 1998
     (Cost: $999)                    $ 1,000        999
     -----------------------------------------------------
     TOTAL INVESTMENTS--101.2%
     (Cost: $65,716)                             69,939
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(1.2)%                          (845)
     -----------------------------------------------------
     NET ASSETS--100%                           $69,094
     -----------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER VALUE + GROWTH PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $65,716,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $6,796,000, the gross unrealized depreciation was $2,573,000 and the net unrealized appreciation on investments was $4,223,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 20+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES       VALUE
----------------------------------------------------------
U.S. TREASURY SECURITIES--15.8%
----------------------------------------------------------
     Notes      7.50%, 1999         $  100        $   103
                8.875%, 2000           250            267
                8.50%, 2000            450            480
                6.75%, 2000            499            510
                5.50%, 2000            575            572
                6.625%, 2001           450            463
                7.875%, 2004           211            236
     -----------------------------------------------------
                                                    2,631
----------------------------------------------------------
MORTGAGE BACKED SECURITIES--3.2%
----------------------------------------------------------
     FHLMC, 6.00%, 2006                 66             66
     FHLMC, 6.50%, 2014                107            108
     FNMA, 6.01%, 2000                 150            151
     GNMA, 7.00%, 2015                 210            213
     -----------------------------------------------------
                                                      538
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--19.0%
     (Cost: $3,147)                                 3,169
     -----------------------------------------------------

     COMMON STOCKS
----------------------------------------------------------
BASIC INDUSTRIES--3.1%
----------------------------------------------------------
     AK Steel Holding Corp.          1,210 shs.        21
     AMCOL International             1,815             29
     Crown Cork & Seal Co.           1,000             50
     Dow Chemical Co.                  500             50
     Eastman Chemical Co.              500             29
     Georgia-Pacific Corp.             300             18
     Louisiana-Pacific Corp.         2,000             38
     Nucor Corp.                       900             43
     Oregon Metallurgical Corp.        975             33
     Rentokil Initial, PLC          12,205             54
     Sonoco Products Co.             1,500             52
     Technip, S.A.                     193             20
     Timber Co.                        300              7
     Toray Industries                7,500             34
     Union Camp Corp.                  600             32
     -----------------------------------------------------
                                                      510
----------------------------------------------------------
CAPITAL GOODS--6.0%
----------------------------------------------------------
     Applied Industrial
       Technologies                    600             16
     B.F. Goodrich Co.                 800             33
     Blount International, "A"       1,460             39
     Casella Waste System, Inc.      3,000             79
     General Electric Co.            3,800            279
(a)  Littelfuse, Inc.                1,900             47
     Mannesmann, A.G.                  151             76
     Murata Manufacturing            1,200             30
     Noble International, Ltd.         300              3
     Pacific Scientific Co.          2,010             48
     Raytheon Co.                      900             45
     Sony Corp.                        700             62
     Trinity Industries                570             25
(a)  USA Waste Services              1,852             73
(a)  U.S. Filter Corp.               4,500            135
     -----------------------------------------------------
                                                      990

----------------------------------------------------------
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES       VALUE
----------------------------------------------------------
CONSUMER CYCLICALS--9.8%
----------------------------------------------------------
(a)  American Coin Merchandising     3,600        $    63
     American Greetings Corp.        2,400             94
(a)  AutoZone                        1,800             52
     Borg-Warner Automotive, Inc.      450             23
(a)  Bright Horizons Children's
       Center, Inc.                  2,800             53
     Brown Group, Inc.               1,360             18
(a)  CapStar Hotel Co.               1,100             38
     Carnival Corp.                  1,800            100
     Carrefour, S.A.                    76             40
(a)  Consolidated Graphics, Inc.       500             23
     Dillard Department Stores       2,800             99
(a)  Education Management Corp.        500             16
     Femsa "B" Fomento Economico
       Mexicano, S.A.                6,200             49
     Finish Line                     1,430             19
     Four Seasons Hotels, Inc.       1,400             44
(a)  Friedman's, Inc.                1,600             22
(a)  Hearst-Argyle Television,
       Inc.                            600             18
     Hertz Corp.                       400             16
     Hudson's Bay Co.                2,975             66
     May Department Stores Co.         600             32
(a)  Men's Wearhouse                 1,400             49
     Meredith Corp.                    400             14
(a)  MGM Grand                       1,800             65
(a)  Neiman-Marcus                     800             24
     NIKE                            2,950            116
(a)  Nine West Group                 3,000             78
(a)  Outdoor Systems, Inc.           1,100             42
(a)  Outsource International           500              6
(a)  Preview Travel, Inc.              500              4
     Sears, Roebuck & Co.            1,900             86
(a)  SOS Staffing Services             500              9
(a)  SportsLine USA, Inc.            1,200             13
(a)  Tommy Hilfiger Corp.            2,500             88
     Trammell Crow Co.                 800             21
     Walt Disney Co.                 1,300            129
     -----------------------------------------------------
                                                    1,629
----------------------------------------------------------
CONSUMER DURABLES--2.0%
----------------------------------------------------------
     BBA Group, PLC                  5,180             35
     Ford Motor Co.                  1,800             88
     Honda Motor Co., Ltd.           1,100             41
     Magna International Inc.,
       "A"                             600             38
     Simpson Industries              2,000             24
     Superior Industries
       International                 2,000             54
     U.S. Industries                 1,750             53
     -----------------------------------------------------
                                                      333
----------------------------------------------------------
CONSUMER STAPLES--10.5%
----------------------------------------------------------
(a)  American Italian Pasta Co.      2,000             50
     Arbor Drugs                     2,850             53
     Avon Products                   2,000            123
(a)  Boston Chicken                  1,790             12
     Coca Cola Co.                     700             47
(a)  Emmis Broadcasting Corp.          800             37
     Flowserve Corp.                   986             28
     Independent Newspapers, PLC    11,320             61

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
CONSUMER STAPLES--CONTINUED
----------------------------------------------------------
     Kimberly-Clark de Mexico,
       S.A. de C.V.                 15,400        $    73
     Koninklijke Ahold, N.V.         4,898            128
(a)  Lone Star Steakhouse &
       Saloon                        1,340             23
     McDonald's Corp.                3,600            172
(a)  MSC Industrial Direct           1,400             59
     Newell Co.                      2,700            115
     Ocular Sciences, Inc.             200              5
     PepsiCo                         1,500             55
     Philip Morris Cos.              7,100            322
     Procter & Gamble Co.            1,300            104
     Star Buffet, Inc.                 200              2
     UST, Inc.                       6,200            229
(a)  Whole Foods Market              1,000             51
     -----------------------------------------------------
                                                    1,749
----------------------------------------------------------
ENERGY--3.8%
----------------------------------------------------------
     AMOCO Corp.                       600             51
     Atlantic Richfield Co.            700             56
     Atmos Energy Corp.                600             18
     British Petroleum               2,961             39
     Chevron Corp.                     500             39
     Columbia Gas System               300             24
(a)  Dawson Geophysical Co.          2,000             33
     Elf Aquitaine                     528             62
     Exxon Corp.                     1,200             73
     Giant Industries                1,110             21
     KCS Energy                        780             16
     Petro-Canada                    2,300             42
     Repsol, S.A.                      820             35
     Royal Dutch Petroleum           1,396             77
(a)  Tesoro Petroleum Corp.          1,190             18
     YPF Sociedad Anonima, ADR         900             31
     -----------------------------------------------------
                                                      635
----------------------------------------------------------
FINANCE--16.9%
----------------------------------------------------------
     American General Corp.          1,000             54
     AmerUS Life Holdings, Inc.      1,000             37
     ARM Financial Corp.             2,300             61
     Astoria Financial Corp.           485             27
     AXA-UAP, S.A.                     500             39
     Banco Bilbao Vizcaya            1,801             58
     Banco Popular Espanol             880             61
     Banc One Corp.                    700             38
     BankAmerica Corp.                 400             29
     Bankers Trust New York Corp.      200             22
     Bank of Ireland                 5,430             83
     Barnett Banks                     600             43
     Bear Stearns Cos.               1,600             76
     BRE Properties, Inc.            1,200             34
     Chase Manhattan Corp.             400             44
     CITIC Pacific, Ltd.             6,500             26
     Commercial Federal Corp.          550             20
     Compass Bancshares                610             27
     Del Webb Corp.                  1,230             32
     Excel Realty Trust, Inc.          765             24
     Executive Risk                    300             21
     Federal Home Loan Mortgage
       Corp.                         3,400            143
     Federal National Mortgage
       Association                   4,000            228
     Financial Federal Corp.         2,900             69
     First Chicago NBD Corp.           400             33
     First Commerce Corp.              420             28
     First Union Corp.               1,640             84

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Fleet Financial Group, Inc.       300        $    22
     Golden West Financial Corp.       400             39
     Hartford Financial Services       600             56
     H.F. Ahmanson & Co.               300             20
     Hibernia Corp.                  3,000             56
     HSBC Holdings, PLC              3,644             90
     Imperial Credit Industries      1,035             21
     ING Groep, N.V.                 1,020             43
     Jefferson-Pilot Corp.             550             43
     Kansas City Southern
       Industries                      600             19
     KeyCorp                           300             21
     LaSalle Partners                1,200             43
     Meditrust                         720             26
     Merrill Lynch & Co.             1,300             95
     MGIC Investment Corp.           1,600            106
     Morgan Stanley, Dean Witter,
       Discover & Co.                2,000            118
     NationsBank                     2,550            155
     PennCorp Financial Group          720             26
     PNC Bank Corp.                    800             46
     Post Properties                   900             37
     Protective Life Insurance
       Co.                             400             24
     Republic NY Corp.                 250             29
     Resource Bancshares Mortgage
       Group                         1,890             31
     Safeco Corp.                    1,000             49
     Texas Regional Bancshares         150              5
     Torchmark Corp.                 2,100             88
     United Companies Financial
       Corp.                           940             15
     Vedior, N.V.                    1,130             20
     Wells Fargo & Co.                 100             34
     -----------------------------------------------------
                                                    2,818
----------------------------------------------------------
HEALTH CARE--9.3%
----------------------------------------------------------
     Abbott Laboratories             1,500             98
     ALZA Corp.                      3,900            124
     American Home Products Corp.    1,900            145
     Astra, A.B., ADR                3,366             58
     Baxter International              600             30
     Becton Dickinson & Co.            400             20
(a)  Biogen                          1,600             58
     Bristol-Myers Squibb Co.          800             76
(a)  British Biotech, PLC            5,110              9
     Concentra Managed Care, Inc.      457             15
(a)  CONMED Corp.                    1,270             33
     C.R. Bard                       1,300             41
     Crescendo Pharamaceutical         125              1
(a)  Dura Pharamaceuticals             600             28
     Glaxo Wellcome, PLC             2,194             52
(a)  Hanger Orthopedic Group         2,500             32
(a)  HealthCare COMPARE Corp.        1,450             74
(a)  Healthworld Corp.               1,700             21
     Johnson & Johnson               1,200             79
     Mallinckrodt Group              1,700             65
     Merck & Co.                     1,200            128
     Novartis                           21             34
(a)  PAREXEL International Corp.     1,000             37
     RehabCare Group                 1,000             27
     Roche Holding, A.G.                 5             50
(a)  Safeskin Corp.                    900             51
(a)  Sofamor-Danek Group               600             39
     United Healthcare Corp.         1,700             84
     Zeneca Group, PLC               1,115             39
     -----------------------------------------------------
                                                    1,548

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
TECHNOLOGY--15.4%
----------------------------------------------------------
(a)  Adaptec, Inc.                   2,500        $    93
     AMP, Inc.                         900             38
(a)  Analog Devices                  2,600             72
(a)  Applied Materials, Inc.         3,900            117
(a)  Ascend Communications, Inc.     1,500             37
(a)  Atmel Corp.                     4,700             87
     Belden, Inc.                      800             28
     Canon, Inc.                       900             21
(a)  Cisco Systems                   3,300            184
     Compaq Computer Corp.           2,575            145
(a)  Computer Sciences Corp.         1,650            138
(a)  Comverse Technology               100              4
     Diebold                         2,000            101
     ESS Technologies, Inc.          1,570             12
     Fuji Photo Film Co., Ltd.       1,000             38
(a)  Gartner Group                     400             15
     Getronics                       1,050             33
     Hewlett-Packard Co.               400             25
     HMT Technology Corp.            1,600             21
     Intel Corp.                     2,700            190
(a)  Jones Intercable, Inc.          1,435             25
(a)  KLA-Tencor Corp.                  100              4
(a)  Learning Co.                    1,850             30
     Linear Technology Corp.         1,500             86
(a)  MRV Communications                300              7
(a)  Natural MicroSystems Corp.        300             14
(a)  Novellus Systems                1,800             58
(a)  Parametric Technology Corp.     1,800             85
     Pittway Corp.                     100              7
(a)  Quantum Corp.                   2,400             48
(a)  Read-Rite Corp.                 1,380             22
     Reynolds & Reynolds Co.         6,300            116
(a)  Sanmina Corp.                     450             30
(a)  Seagate Technology              1,500             29
(a)  Sun Microsystems                5,000            199
(a)  Tech-Sym Corp.                    120              3
     Telecom Italia Spa              5,700             36

----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT         VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  Teradyne, Inc.                  3,700        $   118
(a)  3Com Corp.                      4,950            173
(a)  VIASOFT, Inc.                     200              8
(a)  Western Digital Corp.           4,100             66
     -----------------------------------------------------
                                                    2,563
----------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------
     Canadian National Railway
       Co.                             700             33
(a)  Knight Transportation             200              6
     -----------------------------------------------------
                                                       39
----------------------------------------------------------
UTILITIES--2.7%
----------------------------------------------------------
     GTE Corp.                       1,200             63
     Southern Co.                    1,800             47
     Telecom Italia Mobile          13,915             64
     Telefonica de Espana, S.A.      1,830             52
     Veba, A.G.                        635             43
(a)  WorldCom, Inc.                  6,100            185
     -----------------------------------------------------
                                                      454
     -----------------------------------------------------
     TOTAL COMMON STOCKS--79.7%
     (Cost: $12,159)                               13,268
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--2.7%
     Yield--5.73%
     Due--January 1998
     (Cost: $449)                   $  450            449
     -----------------------------------------------------
     TOTAL INVESTMENTS--101.4%
     (Cost: $15,755)                               16,886
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(1.4)%                            (227)
     -----------------------------------------------------
     NET ASSETS -- 100%                           $16,659

--------------------------------------------------------------------------------
NOTES TO KEMPER HORIZON 20+ PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $15,755,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $1,597,000, the gross unrealized depreciation was $466,000 and the net unrealized appreciation on investments was $1,131,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 10+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES     VALUE
-----------------------------------------------------------
U. S. TREASURY SECURITIES--31.8%
-----------------------------------------------------------
     Notes      8.875%, 2000        $ 1,178     $ 1,261
                8.50%, 2000           1,370       1,455
                6.75%, 2000             670         685
                5.50%, 2000           1,200       1,193
                8.00%, 2001           1,000       1,069
                6.625%, 2001            850         874
                6.25%, 2002             450         458
                7.875%, 2004            150         168
     ------------------------------------------------------
                                                  7,163
-----------------------------------------------------------
MORTGAGE BACKED SECURITIES--6.6%
-----------------------------------------------------------
     FHLMC, 6.00%, 2006                 219         218
     FHLMC, 6.50%, 2014                 230         232
     FNMA, 6.01%, 2000                  500         502
     GNMA, 7.00%, 2015                  531         537
     ------------------------------------------------------
                                                  1,489
     ------------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--38.4%
     (Cost: $8,608)                               8,652
     ------------------------------------------------------

     COMMON STOCKS
-----------------------------------------------------------
BASIC INDUSTRIES--2.5%
-----------------------------------------------------------
     AK Steel Holding Corp.           1,650 shs.     29
     AMCOL International              2,625          41
     Champion International Corp.       300          13
     Crown Cork & Seal Co.              600          30
     Dow Chemical Co.                   600          60
     Eastman Chemical Co.               400          23
     Georgia-Pacific Corp.              300          18
     Louisiana-Pacific Corp.          1,200          23
     Millennium Chemicals, Inc.         107           3
     Nucor Corp.                        700          34
     Oregon Metallurgical Corp.       1,440          48
     Rentokil Initial, PLC           15,248          67
     Sonoco Products Co.              2,000          69
     Technip, S.A.                      350          37
     Timber Co.                         300           6
     Toray Industries                 9,000          40
     Union Camp Corp.                   500          27
     ------------------------------------------------------
                                                    568
-----------------------------------------------------------
CAPITAL GOODS--4.5%
-----------------------------------------------------------
     Applied Industrial
       Technologies                   1,050          28
     B.F. Goodrich Co.                  700          29
     Blount International, "A"        2,180          58
     Casella Waste System, Inc.       1,500          40
     Emerson Electric Co.             1,200          68
     General Electric Co.             3,800         279
(a)  Littelfuse, Inc.                   700          17
     Mannesmann, A.G.                    85          43
     Murata Manufacturing             1,000          25
     Noble International, Ltd.          300           3
     Pacific Scientific Co.           2,980          72
     Raytheon Co.                       900          45
     Sony Corp.                         800          71


-----------------------------------------------------------
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES     VALUE
-----------------------------------------------------------
CAPITAL GOODS--CONTINUED
-----------------------------------------------------------
     Trinity Industries                 830     $    37
(a)  USA Waste Services               1,775          70
(a)  U.S. Filter Corp.                3,100          93
     Xerox Corp.                        600          44
     ------------------------------------------------------
                                                  1,022
-----------------------------------------------------------
CONSUMER CYCLICALS--7.3%
-----------------------------------------------------------
(a)  American Coin Merchandising      2,100          37
     American Greetings Corp.         2,100          82
(a)  AutoZone                         2,300          67
     Borg Warner Automotive, Inc.       640          33
(a)  Bright Horizons Children's
       Center, Inc.                   2,100          39
     Brown Group, Inc.                2,000          27
(a)  CapStar Hotel Co.                1,500          51
     Carnival Corp.                   1,800         100
     Carrefour, S.A.                     81          42
(a)  Consolidated Graphics, Inc.      1,050          49
     Dillard Department Stores        2,400          85
(a)  Education Management Corp.         800          25
     Femsa "B" Fomento Economico
       Mexicano, S.A.                 8,700          69
     Finish Line                      2,130          28
     Four Seasons Hotels, Inc.        1,000          32
(a)  Friedman's, Inc.                 2,285          31
(a)  Hearst-Argyle Television,
       Inc.                             900          27
     Hertz Corp.                        300          12
     Hudson's Bay Co.                 3,375          75
     May Department Stores Co.          300          16
(a)  Men's Wearhouse                  1,300          45
     Meredith Corp.                     400          14
(a)  MGM Grand                        2,000          72
(a)  Neiman-Marcus                      600          18
     NIKE                             3,000         118
(a)  Outdoor Systems, Inc.            1,100          42
(a)  Outsource International            400           5
(a)  Preview Travel, Inc.               500           4
     Sears, Roebuck & Co.             2,200         100
(a)  SOS Staffing Services              600          11
(a)  SportsLine USA, Inc.             1,200          13
(a)  Tommy Hilfiger Corp.             2,800          98
     Trammell Crow Co.                1,200          31
     V.F. Corp.                         600          28
     Walt Disney Co.                  1,300         129
     ------------------------------------------------------
                                                  1,655
-----------------------------------------------------------
CONSUMER DURABLES--1.8%
-----------------------------------------------------------
     BBA Group, PLC                   6,044          41
     Ford Motor Co.                   2,000          97
     Honda Motor Co., Ltd             2,300          85
     Magna International Inc.,
       "A"                              600          38
     Simpson Industries               3,000          35
     Superior Industries
       International                  2,000          54
     U.S. Industries                  1,450          44
     ------------------------------------------------------
                                                    394

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
CONSUMER STAPLES--6.7%
----------------------------------------------------------
(a)  American Italian Pasta Co.         700     $    18
     Arbor Drugs                      1,275          24
(a)  Boston Chicken                   2,610          17
     Coca Cola Co.                      800          53
(a)  Emmis Broadcasting Corp.           700          32
     Flowserve Corp.                  1,440          40
     Imperial Tobacco Group, ADR        375           5
     Independent Newspapers, PLC      6,938          38
     Kimberly-Clark de Mexico,
       S.A. de C.V.                  17,600          83
     Koninklijke Ahold, N.V.          2,600          68
(a)  Lone Star Steakhouse &
       Saloon                         1,950          34
     McDonald's Corp.                 2,700         129
(a)  MSC Industrial Direct              400          17
     Newell Co.                       2,500         106
     Ocular Sciences, Inc.              500          13
     PepsiCo                          1,500          55
     Philip Morris Cos.               7,600         344
     Procter & Gamble Co.             1,300         104
     Star Buffet, Inc.                  200           2
     UST, Inc.                        7,500         277
(a)  Whole Foods Market               1,000          51
     -----------------------------------------------------
                                                  1,510
----------------------------------------------------------
ENERGY--3.4%
----------------------------------------------------------
     AMOCO Corp.                        700          60
     Atlantic Richfield Co.             700          56
     Atmos Energy Corp.                 900          27
     British Petroleum                4,246          56
     Chevron Corp.                      400          31
     Columbia Gas System                500          39
(a)  Dawson Geophysical Co.           1,900          31
     Elf Aquitaine                      639          75
     Enron Oil & Gas Co.                800          33
     Exxon Corp.                        900          55
     Giant Industries                 1,620          31
     KCS Energy                       1,170          24
     Petro-Canada                     4,925          90
     Repsol, S.A.                       960          41
     Royal Dutch Petroleum            1,534          84
(a)  Tesoro Petroleum Corp.           1,760          27
     -----------------------------------------------------
                                                    760
----------------------------------------------------------
FINANCE--12.6%
----------------------------------------------------------
     American General Corp.           1,000          54
     AmerUS Life Holdings, Inc.       1,500          55
     ARM Financial Corp.              2,000          53
     Astoria Financial Corp.            690          38
     AXA-UAP, S.A.                      500          39
     Banco Bilbao Vizcaya             2,166          70
     Banco Popular Espanol              941          66
     Banc One Corp.                     900          49

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     BankAmerica Corp.                  400     $    29
     Bankers Trust New York Corp.       400          45
     Bank of Ireland                  4,796          73
     Barnett Banks                      600          43
     Bear Stearns Companies           1,400          67
     BRE Properties, Inc.               800          23
     CITIC Pacific, Ltd.             13,500          54
     Commercial Federal Corp.           950          34
     Compass Bancshares                 900          39
     Del Webb Corp.                   1,800          47
     Excel Realty Trust, Inc.         1,120          35
     Executive Risk                     400          28
     Federal Home Loan Mortgage
       Corp.                          3,400         143
     Federal National Mortgage
       Association                    3,700         211
     Financial Federal Corp.          1,500          35
     First Chicago NBD Corp.            500          42
     First Commerce Corp.               620          42
     First Union Corp.                1,560          80
     Fleet Financial Group, Inc.        200          15
     General Re Corp.                   500         106
     Hartford Financial Services        600          56
     Hibernia Corp.                   4,000          75
     HSBC Holdings, PLC               4,855         120
     Imperial Credit Industries       1,490          31
     ING Groep, N.V.                  1,087          46
     Jefferson-Pilot Corp.              500          39
     Kansas City Southern
       Industries                       600          19
     KeyCorp                            200          14
     LaSalle Partners                   500          18
     Meditrust                          720          26
     Merrill Lynch & Co.              1,100          80
     MGIC Investment Corp.            1,400          93
     Morgan Stanley, Dean Witter,
       Discover & Co.                 1,000          59
     NationsBank                      2,200         134
     PennCorp Financial Group         1,050          37
     PNC Bank Corp.                     900          51
     Post Properties                    800          33
     Protective Life Insurance
       Co.                              400          24
     Republic NY Corp.                  200          23
     Resource Bancshares Mortgage
       Group                          2,657          43
     Safeco Corp.                     1,200          59
     Texas Regional Bancshares          150           5
     Torchmark Corp.                    600          25
     United Companies Financial Corp. 1,370          21
     Vedior, N.V.                     2,014          36
     Washington Mutual, Inc.            500          32
     Wells Fargo & Co.                  100          34
     -----------------------------------------------------
                                                  2,848

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
HEALTH CARE--7.3%
----------------------------------------------------------
     Abbott Laboratories              1,200     $    79
     ALZA Corp.                       4,400         140
     American Home Products Corp.     2,800         214
     Astra, A.B., ADR                 5,400          93
     Baxter International               600          30
     Becton Dickinson & Co.             600          30
(a)  Biogen                           1,400          51
     Bristol-Myers Squibb Co.           700          66
(a)  British Biotech, PLC             8,148          14
     Concentra Managed Care, Inc.       557          19
(a)  CONMED Corp.                     1,850          49
     C.R. Bard                        1,000          31
     Crescendo Pharamaceutical          125           1
(a)  Dura Pharamaceuticals              600          28
     Glaxo Wellcome, PLC              2,521          60
(a)  Hanger Orthopedic Group          2,000          26
(a)  HealthCare COMPARE Corp.         1,450          74
(a)  Healthworld Corp.                2,000          24
     Mallinckrodt Group               1,500          57
     Merck & Co.                      1,300         138
     Novartis                            31          50
(a)  PAREXEL International Corp.      1,000          37
     RehabCare Group                  1,300          34
     Roche Holding, A.G.                  7          70
(a)  Safeskin Corp.                     900          51
(a)  Sofamor-Danek Group                800          52
     United Healthcare Corp.          1,600          80
     Zeneca Group, PLC                1,466          52
     -----------------------------------------------------
                                                  1,650
----------------------------------------------------------
TECHNOLOGY--11.9%
----------------------------------------------------------
     AMP, Inc.                          600          25
(a)  Analog Devices                   1,000          28
(a)  Applied Materials, Inc.          4,300         130
(a)  Ascend Communications, Inc.      1,400          34
(a)  Atmel Corp.                      2,600          48
     Belden, Inc.                       850          30
     Canon, Inc.                      1,700          40
(a)  Cisco Systems                    3,600         201
     Compaq Computer Corp.            2,675         151
(a)  Computer Sciences Corp.          1,620         135
(a)  Comverse Technology                300          12
     Diebold                          2,500         127
     ESS Technologies, Inc.           2,300          17
     First Data Corp.                 1,000          29
     Fuji Photo Film Co., Ltd.        1,000          38
(a)  Gartner Group                      400          15
     Getronics                        1,230          39

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
     Hewlett-Packard Co.                300     $    19
     HMT Technology Corp.             2,300          30
     Intel Corp.                      2,800         197
(a)  Jones Intercable, Inc.           2,080          37
(a)  KLA-Tencor Corp.                   300          12
(a)  Learning Co.                     2,700          43
     Linear Technology Corp.          1,800         104
(a)  Microchip Technology             3,900         117
(a)  MRV Communications                 300           7
(a)  Novellus Systems                 2,100          68
(a)  Parametric Technology Corp.      2,100          99
     Pittway Corp.                      200          14
(a)  Quantum Corp.                    4,600          92
(a)  Read-Rite Corp.                  1,940          31
     Reynolds & Reynolds Co.          6,500         120
(a)  Sanmina Corp.                      400          27
(a)  Seagate Technology               1,500          29
(a)  Sun Microsystems                 4,100         163
(a)  Tech-Sym Corp.                     110           3
     Telecom Italia Spa               8,600          55
(a)  Teradyne, Inc.                   4,000         128
(a)  3Com Corp.                       4,525         158
(a)  Western Digital Corp.            1,900          31
     -----------------------------------------------------
                                                  2,683
----------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------
     Canadian National Railway
       Co.                              800          38
(a)  Knight Transportation              200           6
     -----------------------------------------------------
                                                     44
----------------------------------------------------------
UTILITIES--2.2%
----------------------------------------------------------
     GTE Corp.                        1,200          63
     Southern Co.                     2,200          57
     Telecom Italia Mobile           15,820          73
     Telefonica de Espana, S.A.       2,194          63
     Veba, A.G.                       1,000          68
(a)  WorldCom, Inc.                   5,500         166
     -----------------------------------------------------
                                                    490
     -----------------------------------------------------
     TOTAL COMMON STOCKS--60.4%
     (Cost: $12,509)                             13,624
     -----------------------------------------------------
     TOTAL INVESTMENTS--98.8%
     (Cost: $21,117)                             22,276
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--1.2%                         277
     -----------------------------------------------------
     NET ASSETS--100%                           $22,553
     -----------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER HORIZON 10+ PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $21,117,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $1,709,000, the gross unrealized depreciation was $550,000 and the net unrealized appreciation on investments was $1,159,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 5 PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                    PRINCIPAL
                                    AMOUNT OR
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
-----------------------------------------------------------
U. S. TREASURY SECURITIES--50.0%
-----------------------------------------------------------
     Notes      8.875%, 2000         $1,470      $ 1,574
                8.50%, 2000           1,100        1,180
                6.75%, 2000           1,249        1,277
                5.875%, 2000            340          341
                5.50%, 2000             400          398
                8.00%, 2001             200          214
                6.625%, 2001            550          566
                6.50%, 2001           1,120        1,147
                6.25%, 2002             200          204
                7.875%, 2004            200          224
     ------------------------------------------------------
                                                   7,125
-----------------------------------------------------------
MORTGAGE BACKED SECURITIES--7.9%
-----------------------------------------------------------
     FHLMC, 6.00%, 2006                 139          139
     FHLMC, 6.50%, 2014                 141          142
     FNMA, 6.01%, 2000                  350          351
     GNMA, 7.00%, 2015                  489          494
     ------------------------------------------------------
                                                   1,126
     ------------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--57.9%
     (Cost: $8,207)                                8,251
     ------------------------------------------------------

     COMMON STOCKS
-----------------------------------------------------------
BASIC INDUSTRIES--1.3%
-----------------------------------------------------------
     AK Steel Holding Corp.             530 shs.       9
     AMCOL International                960           15
     Champion International Corp.       100            5
     Dow Chemical Co.                   200           20
     Eastman Chemical Co.               200           12
     Georgia-Pacific Corp.              100            6
     Louisiana-Pacific Corp.            900           17
     Nucor Corp.                        200           10
     Oregon Metallurgical Corp.         540           18
     Rentokil Initial, PLC            3,200           14
     Sonoco Products Co.                800           28
     Technip, S.A.                      169           18
     Timber Co.                         100            2
     Toray Industries                 1,500            7
     Union Camp Corp.                   200           11
     -----------------------------------------------------
                                                     192
-----------------------------------------------------------
CAPITAL GOODS--2.8%
-----------------------------------------------------------
     Applied Industrial
       Technologies                     600           16
     B.F. Goodrich Co.                  200            8
     Blount International, "A"          800           21
     Casella Waste System, Inc.       1,000           26
     Emerson Electric Co.               500           28
     General Electric Co.             1,400          103
(a)  Littelfuse, Inc.                   400           10
     Mannesmann, A.G.                    42           21
     Murata Manufacturing               700           18
     Noble International, Ltd.          200            2
     Pacific Scientific Co.           1,070           26
     Raytheon Co.                       400           20

----------------------------------------------------------
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
----------------------------------------------------------
CAPITAL GOODS--CONTINUED
----------------------------------------------------------
     Sony Corp.                         400      $    36
     Trinity Industries                 290           13
(a)  USA Waste Services                 630           25
(a)  U.S. Filter Corp.                1,000           30
     -----------------------------------------------------
                                                     403
----------------------------------------------------------
CONSUMER CYCLICALS--5.5%
----------------------------------------------------------
(a)  American Coin Merchandising      5,000           88
     American Greetings Corp.           800           31
(a)  AutoZone                           600           17
     Borg-Warner Automotive, Inc.       240           12
(a)  Bright Horizons Children's
       Centers, Inc.                  1,300           24
     Brown Group, Inc.                  730           10
(a)  CapStar Hotel Co.                  600           21
     Carnival Corp.                     800           44
     Carrefour, S.A.                     38           20
(a)  Consolidated Graphics, Inc.        350           16
     Dillard Department Stores          800           28
(a)  Education Management Corp.         500           16
     Femsa "B" Fomento Economico
     Mexicano, S.A.                   2,300           18
     Finish Line                        745           10
     Four Seasons Hotels, Inc.          800           25
(a)  Friedman's, Inc.                   840           11
(a)  Hearst-Argyle Television,
       Inc.                             500           15
     Hertz Corp.                        300           12
     Hudson's Bay Co.                 1,550           35
     May Department Stores Co.          200           11
(a)  Men's Wearhouse                    500           17
     Meredith Corp.                     200            7
(a)  MGM Grand                          200            7
(a)  Neiman-Marcus                      600           18
     NIKE                             1,500           59
(a)  Nine West Group                  1,000           26
(a)  Outdoor Systems, Inc.              300           12
(a)  Outsource International            200            2
(a)  Preview Travel, Inc.               200            2
     Sears, Roebuck & Co.             1,000           45
(a)  SOS Staffing Services              400            8
(a)  SportsLine USA, Inc.               700            8
(a)  Tommy Hilfiger Corp.             1,000           35
     Trammell Crow Co.                  700           18
     V.F. Corp.                         200            9
     Walt Disney Co.                    500           50
     -----------------------------------------------------
                                                     787
----------------------------------------------------------
CONSUMER DURABLES--1.1%
----------------------------------------------------------
     BBA Group, PLC                   2,440           16
     Ford Motor Co.                     900           44
     Honda Motor Co., Ltd               600           22
     Magna International Inc.,
       "A"                              200           13
     Simpson Industries               1,060           12
     Superior Industries
       International                  1,000           27
     U.S. Industries                    800           24
     -----------------------------------------------------
                                                     158

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
CONSUMER STAPLES--4.4%
----------------------------------------------------------
(a)  American Italian Pasta Co.         600      $    15
     Arbor Drugs                        675           12
     Avon Products                      500           31
(a)  Boston Chicken                     950            6
(a)  Emmis Broadcasting Corp.           400           18
     Flowserve Corp.                    519           14
     Independent Newspapers, PLC      1,585            9
     Kimberly-Clark de Mexico,
       S.A. de C.V.                   9,900           47
     Koninklijke Ahold, N.V.            988           26
(a)  Lone Star Steakhouse &
       Saloon                           705           12
     McDonald's Corp.                 1,500           72
(a)  MSC Industrial Direct              200            8
     Newell Co.                       1,300           55
     Ocular Sciences, Inc.              100            3
     Philip Morris Cos.               3,700          168
     Procter & Gamble Co.               400           32
     Star Buffet, Inc.                  100            1
     UST, Inc.                        2,600           96
     -----------------------------------------------------
                                                     625
----------------------------------------------------------
ENERGY--2.3%
----------------------------------------------------------
     AMOCO Corp.                        400           34
     Atlantic Richfield Co.             300           24
     Atmos Energy Corp.                 320           10
     British Petroleum                1,146           15
     Chevron Corp.                      300           23
     Columbia Gas System                100            8
(a)  Dawson Geophysical Co.             500            8
     Elf Aquitaine                      363           42
     Exxon Corp.                        500           31
     Giant Industries                   590           11
     KCS Energy                         420            9
     Kerr-McGee Corp.                   400           25
     Petro-Canada                     1,600           29
     Repsol, S.A.                       390           17
     Royal Dutch Petroleum              636           35
(a)  Tesoro Petroleum Corp.             650           10
     -----------------------------------------------------
                                                     331
----------------------------------------------------------
FINANCE--7.3%
----------------------------------------------------------
     American General Corp.             200           11
     AmerUS Life Holdings, Inc.         100            4
     ARM Financial Corp.              1,200           32
     Astoria Financial Corp.            250           14
     AXA-UAP, S.A.                      115            9
     Banco Popular Espanol              170           12
     Banc One Corp.                     300           16
     BankAmerica Corp.                  200           15
     Bankers Trust New York Corp.       100           11
     Bank of Ireland                  3,425           52
     Barnett Banks                      200           14
     Bear Stearns Cos.                  400           19
     BRE Properties, Inc.               300            8
     CITIC Pacific, Ltd.              6,000           24
     Commercial Federal Corp.           400           14
     Compass Bancshares                 320           14
     Del Webb Corp.                     650           17
     Excel Realty Trust, Inc.           410           13
     Executive Risk                     200           14

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Federal Home Loan Mortgage
       Corp.                          1,600      $    67
     Federal National Mortgage
     Association                      1,400           80
     Financial Federal Corp.          1,000           24
     First Chicago NBD Corp.            200           17
     First Commerce Corp.               220           15
     First Union Corp.                  620           32
     General Re Corp.                   200           42
     Hartford Financial Services        300           28
     Hibernia Corp.                   1,500           28
     HSBC Holdings, PLC                 814           20
     Imperial Credit Industries         550           11
     ING Groep, N.V.                    551           23
     Jefferson-Pilot Corp.              250           19
     Kansas City Southern
       Industries                       300           10
     KeyCorp                            200           14
     LaSalle Partners                   300           11
     Meditrust                          360           13
     Merrill Lynch & Co.                200           15
     MGIC Investment Corp.              500           33
     Morgan Stanley, Dean Witter,
       Discover & Co.                   500           30
     NationsBank                        650           40
     PennCorp Financial Group           380           14
     PNC Bank Corp.                     500           29
     Post Properties                    400           16
     Protective Life Insurance
       Co.                              200           12
     Republic NY Corp.                   50            6
     Resource Bancshares Mortgage
       Group                            945           15
     Safeco Corp.                       500           24
     Texas Regional Bancshares          150            5
     Torchmark Corp.                    200            8
     United Companies Financial
       Corp.                            480            7
     Vedior, N.V.                       455            8
     Washington Mutual, Inc.            200           13
     -----------------------------------------------------
                                                   1,042
----------------------------------------------------------
HEALTH CARE--4.8%
----------------------------------------------------------
     Abbott Laboratories                600           39
     ALZA Corp.                       2,000           64
     American Home Products Corp.       800           61
     Astra, A.B., ADR                 1,600           28
     Baxter International               400           20
     Becton Dickinson & Co.             400           20
(a)  Biogen                             600           22
     Bristol-Myers Squibb Co.           300           28
(a)  British Biotech, PLC             3,550            6
     Concentra Managed Care, Inc.       278            9
(a)  CONMED Corp.                       685           18
     C.R. Bard                          300            9
     Crescendo Pharmaceutical            50            1
(a)  Dura Pharmaceuticals               400           18
     Glaxo Wellcome, PLC              1,225           29
(a)  Hanger Orthopedic Group            500            6
(a)  HealthCare COMPARE Corp.           500           26
(a)  Healthworld Corp.                1,200           14
     Mallinckrodt Group                 600           23
     Merck & Co.                        500           53
     Novartis                            14           23
(a)  PAREXEL International Corp.        500           19

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
HEALTH CARE--CONTINUED
----------------------------------------------------------
     RehabCare Group                    300      $     8
     Roche Holding, A.G.                  3           30
(a)  Safeskin Corp.                     500           28
(a)  Sofamor-Danek Group                300           20
     United Healthcare Corp.            600           30
     Zeneca Group, PLC                  780           28
     -----------------------------------------------------
                                                     680
----------------------------------------------------------
TECHNOLOGY--9.0%
----------------------------------------------------------
(a)  Adaptec, Inc.                    1,000           37
     AMP, Inc.                          300           13
(a)  Analog Devices                   1,000           28
(a)  Applied Materials, Inc.          2,000           60
(a)  Ascend Communications, Inc.        600           15
(a)  Atmel Corp.                      2,400           45
     Belden, Inc.                       150            5
     Canon, Inc.                        400            9
(a)  Cisco Systems                    1,650           92
     Compaq Computer Corp.            1,100           62
(a)  Computer Sciences Corp.            800           67
(a)  Comverse Technology                200            8
     Diebold                          1,000           51
     ESS Technologies, Inc.             830            6
     Fuji Photo Film Co., Ltd.        2,000           77
(a)  Gartner Group                      200            7
     Getronics                          480           15
     Hewlett-Packard Co.                100            6
     HMT Technology Corp.               800           10
     Intel Corp.                        900           63
(a)  Jones Intercable, Inc.             750           13
(a)  KLA-Tencor Corp.                   200            8
(a)  Learning Co.                       970           16
     Linear Technology Corp.            700           40
(a)  Microchip Technology             1,100           33
(a)  MRV Communications                 300            7
(a)  Natural MicroSystems Corp.         100            5
(a)  Novellus Systems                   800           26
(a)  Parametric Technology Corp.      1,000           47
     Pittway Corp.                      100            7

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  Quantum Corp.                    1,400      $    28
(a)  Read-Rite Corp.                    700           11
     Reynolds & Reynolds Co.          3,100           57
(a)  Sanmina Corp.                      150           10
(a)  Seagate Technology                 600           12
(a)  Sun Microsystems                 1,800           72
(a)  Tech-Sym Corp.                      40            1
     Telecom Italia Spa               4,500           29
(a)  Teradyne, Inc.                   1,800           58
(a)  3Com Corp.                       2,400           84
(a)  VIASOFT, Inc.                      100            4
(a)  Western Digital Corp.            1,200           19
     Xerox Corp.                        250           18
     -----------------------------------------------------
                                                   1,281
----------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------
     Canadian National Railway
       Co.                              400           19
(a)  Knight Transportation              100            3
     -----------------------------------------------------
                                                      22
----------------------------------------------------------
UTILITIES--1.6%
----------------------------------------------------------
     GTE Corp.                          600           31
     Southern Co.                       900           23
     Telecom Italia Mobile            6,180           29
     Telefonica de Espana, S.A.         883           25
     Veba, A.G.                         451           31
(a)  WorldCom, Inc.                   3,000           91
     -----------------------------------------------------
                                                     230
     -----------------------------------------------------
     TOTAL COMMON STOCKS--40.3%
     (Cost: $5,326)                                5,751
     -----------------------------------------------------
     TOTAL INVESTMENTS--98.2%
     (Cost: $13,533)                              14,002
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--1.8%                          256
     -----------------------------------------------------
     NET ASSETS--100%                            $14,258
     -----------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER HORIZON 5 PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $13,533,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $697,000, the gross unrealized depreciation was $228,000 and the net unrealized appreciation on investments was $469,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER BLUE CHIP PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------
                                       NUMBER
             COMMON STOCKS           OF SHARES      VALUE
------------------------------------------------------------
BASIC INDUSTRIES--3.1%
------------------------------------------------------------
     Betz Dearborn, Inc.                2,800      $   171
     Imperial Chemical Industries,
       ADR                              2,700          175
     PPG Industries                     3,700          211
     Temple-Inland, Inc.                  300           16
     -------------------------------------------------------
                                                       573
------------------------------------------------------------
CAPITAL GOODS--4.4%
------------------------------------------------------------
     Boeing Co.                         1,500           73
     Emerson Electric Co.               1,600           90
     General Electric Co.                 600           44
     Raytheon Co.                       3,343          167
     Sundstrand Corp.                   4,500          227
(a)  U.S. Industries                    6,750          203
     -------------------------------------------------------
                                                       804
------------------------------------------------------------
CONSUMER CYCLICALS--9.6%
------------------------------------------------------------
     CBS Corp.                          5,000          147
(a)  Clear Channel Communications       1,300          103
(a)  Consolidated Stores Corp.            600           26
     Dillard Department Stores          3,000          106
     Harcourt General                   2,650          145
     J.C. Penney Co.                    2,500          151
     May Department Stores Co.          4,000          211
(a)  MGM Grand                          3,500          126
     Newell Co., convertible
       preferred                        3,000          155
     R.R. Donnelley & Sons Co.          7,300          272
     Service Corporation
       International                    4,500          166
(a)  Toys R Us                          5,300          167
     -------------------------------------------------------
                                                     1,775
------------------------------------------------------------
CONSUMER DURABLES--3.1%
------------------------------------------------------------
     Federal-Mogul Corp.,
       convertible preferred             2400          121
     GM Corp.                           4,500          166
     Stanley Works                      5,900          278
     -------------------------------------------------------
                                                       565
------------------------------------------------------------
CONSUMER STAPLES--9.3%
------------------------------------------------------------
     Dial Corp.                         7,300          152
     General Mills, Inc.                1,600          115
     Gillette Co.                       1,000          100
     H.J. Heinz Co.                     2,400          122
     International Flavors &
       Fragrances                       4,200          216
     Kimberly-Clark Corp.               1,700           84
     McCormick & Co.                    9,000          252
     PepsiCo                            3,000          109
     Procter & Gamble Co.               1,000           80
     Seagram Co.                        2,000           65
     Unilever, N.V., ADR                2,000          125
     UST, Inc.                          5,000          185
     Whitman Corp.                      4,000          104
     -------------------------------------------------------
                                                     1,709

------------------------------------------------------------
                                       NUMBER
                                     OF SHARES      VALUE
------------------------------------------------------------
ENERGY--5.6%
------------------------------------------------------------
     Baker Hughes, Inc.                 2,900      $   127
     Chevron Corp.                      3,000          231
     Enron Corp.                        6,000          248
     Exxon Corp.                        2,100          128
     MCN Energy Group, Inc.,
       convertible preferred            2,000          125
     Mobil Corp.                        1,200           87
     Pennzoil Co.                         100            7
     Unocal Corp.                       2,000           78
     -------------------------------------------------------
                                                     1,031
------------------------------------------------------------
FINANCE--18.8%
------------------------------------------------------------
     American Express Co.               1,100           98
     American General Corp.             4,900          265
     Beneficial Corp.                   2,000          166
     Compass Bancshares                 4,000          175
     Federal National Mortgage
       Association                      2,000          114
     First Chicago NBD Corp.            4,000          334
     First Union Corp.                  1,200           62
     Fleet Financial Group, Inc.        2,570          193
     General Growth Properties,
       Inc.                             2,200           79
     H.F. Ahmanson & Co.                1,500          100
     Hibernia Corp.                     4,000           75
     Highwood Properties, Inc.          4,000          149
     Jefferson-Pilot Corp.              3,400          265
     KeyCorp                            3,000          212
     Mid Ocean, Ltd.                    3,900          212
     Morgan Stanley, Dean Witter,
       Discover & Co.                   1,200           71
     NationsBank                        3,000          182
     PNC Bank Corp.                     2,500          143
     Safeco Corp.                       5,000          244
     Spieker Properties, Inc.           3,000          128
     Summit Bancorp                     3,150          168
     Wilmington Trust Corp.               600           37
     -------------------------------------------------------
                                                     3,472
------------------------------------------------------------
HEALTH CARE--9.2%
------------------------------------------------------------
     Abbott Laboratories                3,000          197
     ALZA Corp.                         3,000           95
     American Home Products Corp.       3,600          275
     Baxter International, Inc.         4,200          212
     Bristol-Myers Squibb Co.           1,500          142
(a)  Crescendo Pharmaceutical
       Corp.                              150            2
(a)  HealthCare COMPARE Corp.             700           36
(a)  HEALTHSOUTH Corp.                  4,100          114
     McKesson Corp., convertible
       preferred                        1,000           75
     McKesson Corp.                       700           76
     Merck & Co.                        2,200          234
(a)  Tenet Healthcare Corp.             5,000          166
     United Healthcare Corp.            1,300           65
     -------------------------------------------------------
                                                     1,689

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------
                                       NUMBER
                                     OF SHARES      VALUE
------------------------------------------------------------
TECHNOLOGY--15.2%
------------------------------------------------------------
     AMP, Inc.                          5,500      $   231
(a)  Analog Devices                     5,700          158
(a)  Cisco Systems                      3,150          176
     Computer Associates
       International                      900           48
(a)  Computer Sciences Corp.            3,000          251
     Diebold                            3,400          172
(a)  Gartner Group                      3,500          130
     Harris Corp.                       3,800          174
     Hewlett-Packard Co.                5,900          369
     International Business
       Machines Corp.                   2,500          261
(a)  National Semiconductor Corp.       4,500          117
(a)  Newbridge Networks Corp.           2,000           70
(a)  Parametric Technology Corp.        3,500          166
     Pitney Bowes                         300           27
(a)  Sterling Commerce, Inc.            4,000          154
(a)  Sun Microsystems                   6,000          239
(a)  Teradyne, Inc.                     2,000           64
     -------------------------------------------------------
                                                     2,807
------------------------------------------------------------
TRANSPORTATION--3.3%
------------------------------------------------------------
     Canadian Pacific, Ltd.             5,000          136
     CSX Corp.                          4,800          259
(a)  Federal Express Corp.              1,000           61
     Norfolk Southern Corp.             5,000          154
     -------------------------------------------------------
                                                       610
------------------------------------------------------------
UTILITIES--3.9%
------------------------------------------------------------
     AirTouch Communications,
       convertible preferred            1,900          118
     Ameritech Corp.                    1,500          121
     AT&T                               1,200           74
     Cincinnati Bell, Inc.              6,000          186
     SBC Communications, Inc.           2,900          212
     -------------------------------------------------------
                                                       711
     -------------------------------------------------------
     TOTAL COMMON STOCKS--85.5%
     (Cost: $15,218)                                15,746
     -------------------------------------------------------

------------------------------------------------------------
                                       NUMBER
                                     OF SHARES
                                    OR PRINCIPAL
         CORPORATE OBLIGATIONS         AMOUNT       VALUE
------------------------------------------------------------
HEALTH CARE--.5%
------------------------------------------------------------
     ALZA Corp., 5.00%, 2006              100      $   104
------------------------------------------------------------
ENERGY--.5%
------------------------------------------------------------
     Diamond Offshore Drilling,
       Inc., 3.75%, 2007                   65           88
     -------------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--1.0%
     (Cost: $184)                                      192
     -------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.60% to 5.75%
     Due--January, 1998
     Federal Home Loan Bank            $  650          647
     Federal Home Loan Mortgage
       Corp.                            2,050        2,045
     Federal National Mortgage
       Association                      1,700        1,697
     -------------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--23.8%
     (Cost: $4,389)                                  4,389
     -------------------------------------------------------
     TOTAL INVESTMENTS--110.3%
     (Cost: $19,791)                                20,327
     -------------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(10.3)%                          (1,906)
     -------------------------------------------------------
     NET ASSETS--100%                              $18,421
     -------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER BLUE CHIP PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $19,791,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $800,000, the gross unrealized depreciation was $264,000 and the net unrealized appreciation on investments was $536,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          LOCAL CURRENCY   U.S. DOLLAR
CURRENCY                                     ISSUER                                          PRINCIPAL         VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. DOLLAR--20.0%                           U.S. Treasury Notes
                                               5.75%, 2003                                       320         $  320
                                               6.25%, 2007                                       105            109
                                             ----------------------------------------------------------------------------
                                                                                                                429
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR--18.1%                     Commonwealth of Australia
                                               9.75%, 2002                                        90             68
                                             Federal National Mortgage Association
                                               6.50%, 2002                                       140             94
                                             New South Wales Treasury Corp.
                                               7.00%, 2004                                       200            136
                                             Queensland Treasury Corp.
                                               6.50%, 2005                                       135             90
                                             ----------------------------------------------------------------------------
                                                                                                                388
--------------------------------------------------------------------------------------------------------------------------
JAPANESE YEN--12.2%                          Int'l Bank for Recon. and Dev.
                                               4.75%, 2004                                    10,000             93
                                             Italian Treasury
                                               5.00%, 2004                                     9,000             84
                                             Kingdom of Spain
                                               3.10%, 2006                                    10,000             84
                                             ----------------------------------------------------------------------------
                                                                                                                261
--------------------------------------------------------------------------------------------------------------------------
BRITISH POUND--11.5%                         Export-Import Bank of the United States
                                               6.00%, 2004                                        47             75
                                             IBRD World Bank
                                               7.125%, 2007                                       46             79
                                             United Kingdom
                                               8.50%, 2005                                        50             93
                                             ----------------------------------------------------------------------------
                                                                                                                247
--------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND DOLLAR--10.1%                    New Zealand Government
                                               10.00%, 2002                                      200            128
                                               8.00%, 2004                                       145             88
                                             ----------------------------------------------------------------------------
                                                                                                                216
--------------------------------------------------------------------------------------------------------------------------
FRENCH FRANC--10.0%                          French Treasury
                                               6.75%, 2003                                       176             32
                                               6.75%, 2004                                     1,000            183
                                             ----------------------------------------------------------------------------
                                                                                                                215
--------------------------------------------------------------------------------------------------------------------------
GERMAN MARK--6.6%                            Federal Republic of Germany
                                               6.50%, 2003                                       110             66
                                             Government of Ireland
                                               7.25%, 2003                                       125             76
                                             ----------------------------------------------------------------------------
                                                                                                                142

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          LOCAL CURRENCY   U.S. DOLLAR
                  CURRENCY                                     ISSUER                       PRINCIPAL         VALUE
-------------------------------------------------------------------------------------------------------------------------
CANADIAN DOLLAR--4.8%                        Government of Canada
                                               4.75%, 1999                                       105         $   73
                                               8.00%, 2027                                        35             31
                                             ----------------------------------------------------------------------------
                                                                                                                104
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--93.3%
                                             (Cost: $2,062)                                                   2,002
                                             ----------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--6.7%                      143
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                                $2,145
                                             ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER GLOBAL INCOME PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $2,062,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $11,000, the gross unrealized depreciation was $71,000 and the net unrealized depreciation on investments was $60,000.

See accompanying Notes to Financial Statements.

This annual report must be preceded or accompanied by the current prospectus.

INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL  60606
(Tel) 800-778-1482

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